Exhibit 10.75

CRYSTAL PARK AT WATERFORD, FREDERICK, MARYLAND

PROPERTY MANAGEMENT AGREEMENT

BETWEEN

BOZZUTO MANAGEMENT COMPANY

AND

KBS LEGACY PARTNERS CRYSTAL LLC

ARTICLE 9.	RELATIONSHIP OF PARTIES and REPRESENTATIONS and WARRANTIES.	23
9.01.	Nature of Relationship.	23
9.02.	Communications Between Parties.	23
9.03.	Relationship of Owner and Property Manager with Respect to Leasing.	23
9.04.	No Sales Brokerage Agreement.	23
9.05.	Confidentiality.	24
9.06.	Property Manager Not to Pledge Owner’s Credit.	24
9.07	Representations and Warranties.	24
ARTICLE 10.	TERMINATION.	25
10.01.	Termination by Owner Without Cause.	25
10.02.	Termination by Owner for Cause.	25
10.03.	Termination by Property Manager.	25
10.04.	Orderly Transition.	26
10.05.	Rights Which Survive Termination or Expiration.	26
ARTICLE 11.	MISCELLANEOUS.	26
11.01.	Governing Law.	26
11.02.	Table of Contents and Headings.	26
11.03.	Entire Agreement.	26
11.04.	Successors and Assigns.	26
11.05.	Waiver.	27
11.06.	Severability.	27
11.07.	Time.	27
11.08.	Attorneys’ Fees.	27
11.09.	Further Acts.	27
11.10.	No Advertising.	27
11.11.	Signs.	28
11.12.	Exculpatory Clause; Waivers of Jury Trial and Punitive Damages.	28
11.13.	Notices.	28
11.14.	Counterparts.	29
11.15.	Accessibility Provisions.	29

EXHIBITS:

A -	LEGAL DESCRIPTION

B -	RENTAL GUIDELINES

C -	STANDARD RESIDENTIAL LEASE FORM

PROPERTY MANAGEMENT AGREEMENT

This PROPERTY MANAGEMENT AGREEMENT (this “Agreement”) is made as of May 8, 2013 (the “Effective Date”) between BOZZUTO MANAGEMENT COMPANY, a Maryland corporation (“Property Manager”), and KBS Legacy Partners Crystal LLC, a Delaware limited liability company (“Owner”).

RECITALS

A.        Owner is the record or beneficial owner of the Property (as defined below) and Property Manager is experienced in the management, operation, leasing, service, repair and supervision of residential apartment projects similar to the Property.

B.        The parties desire to enter into this Agreement and set forth the terms and conditions under which Property Manager will manage the Property.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, Owner and Property Manager agree as follows:

AGREEMENT

ARTICLE 1. DEFINITIONS.

1.01.    Definitions.  As used in this Agreement, the following terms shall have the respective meanings set forth below:

 “Affiliate” shall mean, when used with respect to any person (a) if such person is a corporation, any officer or director thereof and any person which is directly, or indirectly, the beneficial owner of more than 10% of any class of equity security (as defined in the Securities Exchange Act of 1934) thereof, or if any such beneficial owner is a partnership, any partner thereof, or if any such beneficial owner is a corporation, any person controlling, controlled by or under common control with such beneficial owner or of any officer or director of such beneficial owner or of any corporation occupying any such control relationship, (b) if such person is a partnership, any partner thereof, and (c) any other person which directly or indirectly controls or is controlled by or is under common control with such person. For the purpose of this definition, “control” (including the correlative meanings of the term “controlling,” “controlled by” and “under common control with”), with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise. The term “Affiliate” shall also mean, when used with respect to any individual, the parents and grandparents of such individual, the parents and grandparents of any other individual who is an Affiliate of such individual by virtue of any one or more of the foregoing clauses (a), (b) and (c) of this definition, any descendant (whether natural or adopted) of any such parents or grandparents and any spouse of any such descendant.

“Annual Business Plan” shall have the meaning described in Section 2.02(q).

“Approved Capital Budget” and “Approved Operating Budget” shall have the meanings described in Section 2.02(b).

“Fiscal Year” shall mean the twelve (12) months commencing January 1 and ending December 31.

“Gross Monthly Collections” shall mean the total gross monthly collections received from the Property, including, without limitation, tenant rental income, pet rents and other charges and miscellaneous income items of Owner as applicable. Insurance proceeds for lost or unpaid rent, including without limitation, insurance proceeds from business interruption insurance related to lost or unpaid rent, are includable in Gross Monthly Collections. Any payments by tenants on account of any taxes imposed on rentals collected by Property Manager shall be excluded from Gross Monthly Collections. Any advance rental payments shall be included in Gross Monthly Collections when received. Security and other deposits shall not be included therein unless the same are no longer used for security purposes and are applied to income. Without limitation, any payment of money by a tenant to Owner or Property Manager in consideration for or in conjunction with a rental deposit, the termination, cancellation, expiration, renewal, extension or modification of a tenant’s lease, property insurance loss proceeds, remodeling and tenant improvement charge costs, condemnation proceeds, or proceeds received by Owner in connection with the sale of any portion of the Property or the refinancing of any indebtedness secured by a lien on any portion of the Property, shall be excluded from the Gross Monthly Collections. Proceeds of business interruption insurance shall be included in Gross Monthly Collections.

“Property” shall mean that certain real property consisting of approximately         (        ) acres and improvements constructed thereon consisting of Three Hundred Fourteen (314) residential units (commonly known as the Crystal Park at Waterford) and zero (-0-) square feet of retail space located in the Frederick County, Maryland as more particularly described on Exhibit A attached hereto.

“Records Office” shall mean Property Manager’s offices located at the Property and its corporate office in Greenbelt, Maryland.

“Rental Guidelines” shall mean those guidelines attached hereto as Exhibit B, as amended from time to time.

ARTICLE 2.  APPOINTMENT AND SERVICES OF PROPERTY MANAGER.

2.01.    Term.    Owner hereby hires Property Manager as the exclusive manager of the Property upon the terms and conditions herein stated, and Property Manager hereby accepts said engagement, for a term beginning on the date of this Agreement and ending at 12:00 midnight on the one-year anniversary of the beginning date, unless sooner terminated by Owner or Property Manager as provided in Article 10 of this Agreement. At the expiration of said term, this Agreement, if not renewed in writing by Owner and Property Manager, shall then be deemed a month-to-month agreement cancelable by either party on not less than thirty (30) days’ advance written notice, which notice may be given at any time during a month, provided that in any event the cancellation shall be effective at the end of the calendar month in which the thirty (30) day notice period ends.

2.02.      Services of Property Manager.    Property Manager shall direct, supervise, manage, operate, maintain and repair the Property and develop, institute and follow programs and policies to facilitate the efficient operation of the Property in compliance with this Agreement, the Rental Guidelines and all written directions of Owner on as profitable a basis as reasonably possible. Without limiting the generality of the foregoing and subject at all times to such procedures and directions that shall be set forth in this Agreement and the Rental Guidelines (as revised or amended from time to time), Property Manager shall do all of the following:

(a)        Employees.    Property Manager shall select, employ, pay, supervise and discharge all employees and personnel necessary for the operation, maintenance and protection of the Property (subject to the limitations set forth in Section 4.01 hereof). All persons so employed by Property Manager shall be employees of Property Manager or independent contractors retained by Property Manager, and not by Owner. All costs of gross salary and wages, payroll taxes, medical and dental insurance, worker’s compensation insurance, incentive leasing bonuses and other costs and employee benefit expenses payable on account of such employees, shall be included in the Approved Operating Budget. Property Manager shall fully comply with all applicable laws and regulations having to do with workers’ compensation, social security, unemployment insurance, hours of labor, wages, working conditions and other employer/employee-related subjects.

(b)        Records and Budgets.    Property Manager shall keep or cause to be kept at the Records Office suitable books of control and account as provided in this Agreement. Property Manager shall prepare on Microsoft Excel worksheets (using Yardi templates) and submit to Owner such monthly, quarterly, annual or other operating and capital budgets as shall be required by Owner. Without limitation, Property Manager shall prepare and submit to Owner a proposed operating budget and a proposed capital budget for the Property for the management and operation of the Property for the forthcoming Fiscal Year no later than November 1 of each year during the term hereof. All proposed operating budgets and capital budgets shall be on a form submitted by Property Manager and approved by Owner. Owner will consider the proposed budgets and endeavor to approve such budgets by December 1 of each year during the term hereof. The proposed budgets shall become the Approved Capital Budget and the Approved Operating Budget only when approved by Owner. Following approval by Owner the Approved Capital Budget and the Approved Operating Budget shall be promptly uploaded into the Yardi accounting system for the Property.

In the event an annual operating budget for a Property has not been approved by Owner prior to the commencement of any Fiscal Year during the term hereof, the operating budget for each month (the “Current Month”) until the annual operating budget is approved shall be the amount of the most recent Approved Operating Budget for the Property for the same calendar month (“Base Month”), as adjusted to reflect (a) any increase or decrease between the Base Month and the Current Month in the Consumer Price Index for All Urban

Consumers for the metropolitan area in which the Property is located (base year 1982-84=100) published by the United States Department of Labor, Bureau of Labor Statistics and (b) any increase or decrease in the occupancy of the Property between the Base Month and the Current Month and (c) any increase or decrease in the taxes, insurance and utilities of the Property.

Owner may revoke its approval of either Budget at any time upon twenty (20) days’ prior written notice to Property Manager. Owner may amend its approval of either Budget and cause the Budget to be amended to conform to such approval at any time upon twenty (20) days’ prior written notice to Property Manager and, in such event, only the Budget as so amended shall be deemed approved.

With respect to the first Fiscal Year of the term, if not a full twelve months, Property Manager shall submit to Owner for approval an operating and capital budget for the balance of such calendar year as soon as possible and no later than thirty (30) days after the date hereof.

Property Manager shall have the right, from time to time, during each calendar year to submit revised Budgets to Owner for approval. Property Manager agrees to use diligence and all reasonable efforts to ensure that the actual costs of maintaining and operating the Property shall not exceed the Approved Operating Budget or the Approved Capital Budget pertaining thereto, as applicable.

(c)        Leasing.    Property Manager shall coordinate the leasing activities of the Property and, subject to Section 9.03 below, shall use commercially reasonable efforts to obtain responsible tenants for all unleased units and to renew existing leases at rental rates at least equal to the Rental Guidelines. Property Manager may negotiate and execute leases using the standard lease forms for Owner approved by Owner and attached hereto as Exhibit C. Any deviation from the standard lease forms or the Rental Guidelines shall require the prior written consent of Owner.

(d)        Rent.  Property Manager shall use reasonable efforts to ensure that all rents and all other monies payable under the leases are paid by the tenants of the Property as and when the same shall become due and payable directly to Property Manager. Property Manager shall adjust rentals and other required payments where adjustment is contemplated by the leases, shall notify Owner and tenants of such adjustments and shall sign and serve in the name of Owner such notices (except as limited by Section 2.02(e) below), including without limitation letters demanding past due and currently owed rents and other monies, as are deemed appropriate or necessary by Property Manager. Property Manager shall collect and identify any income due Owner from miscellaneous services provided to tenants or the public, including, but not limited to, parking income, tenant storage and cable television charges. All rents and other monies so collected by Property Manager shall be immediately deposited in the Property Bank Account (as defined below).

(e)        Collections.    Property Manager shall undertake the collection of rents and monetary payments of every kind and of any form due from tenants of the Property. Property Manager shall thereafter actively pursue collection of all such rent and payments. Except as allowed by applicable law, Property Manager shall not terminate any lease, lock out a tenant, institute a suit for rent or for use and occupancy, or institute proceedings for recovery of possession. In the event that any tenant at the Property shall be delinquent in any payment due to Owner beyond any applicable grace periods or otherwise be in default under the terms of its lease, Property Manager shall employ such methods as are commercially reasonable to either collect unpaid rent or to evict the tenant from the premises. Property Manager shall employ a collection agency to pursue payment collection and, except as otherwise required by applicable law, shall utilize legal counsel only if a tenant refuses to vacate an apartment unit following proper notice. The commencement of any litigation (other than for routine residential tenant eviction and residential rent collection matters, including bringing suit for and recovery of any delinquent rents or damages and possession of the premises in the name of Owner as an agent with a beneficial interest), shall require the prior written approval of Owner. In connection with all suits or proceedings (other than for routine residential tenant eviction and residential rent collection matters, including bringing suit for and recovery of any delinquent rents or damages and possession of the premises in the name of Owner as an agent with a beneficial interest), only legal counsel approved by Owner shall be retained, but Property Manager shall recommend legal counsel and furnish Owner with the estimated costs of legal services to be incurred in bringing such suit or proceeding.

(f)        Maintenance.    To the extent permitted by the Approved Operating Budget, Property Manager shall maintain or cause to be maintained (to the extent not maintained by tenants) the Property and common areas thereof, external and internal, including, without limitation, sidewalks, signs, mechanical, electrical and other systems, parking lots and landscaping, in good and clean condition and repair, provided no maintenance expense, repairs or alterations other than emergency repairs, which are not specifically identified within the Approved Operating Budget, shall be undertaken without the prior written consent of Owner. Property Manager shall coordinate and supervise all construction activities (including, without limitation, tenant improvements, tenant refurbishment, common area refurbishment, maintenance and repairs) on the Property. All maintenance expenses, repairs or alterations (including, without limitation, alterations required for the occupancy of new tenants) requiring expenditures in excess of $25,000 shall, at Owner’s election, be planned and supervised by an architect, designer, inspector or general contractor designated by Property Manager and approved in writing by Owner. Property Manager shall institute and effectuate a preventative maintenance program. Notwithstanding the foregoing, in the event of an emergency in which there is an immediate danger to persons or property or in which action is required in order to avoid suspension of services, Property Manager shall take such action as is reasonable and prudent under the circumstances and shall be reimbursed for any expense incurred in such action, even if not in the Approved Operating Budget, so long as Property Manager attempts, if reasonably possible, to consult with Owner in advance and, in any event, notifies Owner within 48 hours of taking such action explaining the reasons therefor. Property Manager shall obtain all necessary receipts, releases, waivers, discharges and assurances necessary to keep the Property free of any mechanics’, laborers’, materials suppliers’ or vendors’ liens in connection with the maintenance or operation of the Property. All such documentation shall be in such form as required by Owner.

(g)       Contracts.       Property Manager shall not enter into any contract without Owner’s prior written approval (including approval of the provisions of any equipment lease); provided, however, that Owner’s prior written approval shall not be required with respect to any utility or service contract which is (i) entered into in the usual course of business, (ii) for a term of one year or less, and (iii) specifically provided for in the Approved Operating Budget. Without limiting the foregoing, each contract entered into by Property Manager pursuant to this Section 2.02(g) shall contain a thirty (30) day (or less) cancellation clause exercisable by Owner without cause and without penalty or fee, unless otherwise approved in writing by Owner. All utility, supply, service, vending and related contracts or equipment leases are to be entered into by Property Manager on behalf of Owner. Property Manager shall assure that any contractor performing work on the Property maintains insurance satisfactory to Owner, including, but not limited to, Workers’ Compensation Insurance (and, when required by law, compulsory Non-Occupational Disability Insurance) and insurance against liability for injury to persons and property arising out of all such contractor’s operations naming Property Manager and Owner as additional insureds. Property Manager shall obtain certificates of insurance for all such insurance before the work begins. Property Manager shall furnish copies of the certificates to Owner if requested by Owner.

(h)       Purchases.    Property Manager shall supervise and purchase or arrange for the purchase of all reasonable inventories, provisions, supplies and operating equipment which are provided for in the Approved Operating Budget or otherwise specifically approved by Owner in writing. To the extent available, Property Manager shall give, or obtain for Owner, all volume purchasing benefits and discounts available to Property Manager or to properties of the size and class of the Property.

(i)        Operating Expenses.      Property Manager shall pay all normal operating expenses specifically provided for in the Approved Operating Budget not paid for by tenants of the Property in a manner commercially reasonable for the Property from funds in the Property Bank Account described in Section 7.01(a). Property Manager shall recommend that Owner purchase major items of new or replacement equipment when Property Manager believes such purchase to be necessary or desirable. Owner may arrange to purchase and install such items itself or may authorize Property Manager to do so subject to any supervision and specification requirements and conditions prescribed by Owner. Prior to purchasing, Property Manager must obtain Owner’s specific written authorization for all capital expenditures that are not included in the Approved Capital Budget as well as for all capital expenditures of $25,000 or more that are included and itemized with specificity in any one (1) line item in the Approved Capital Budget. Unless otherwise directed by Owner, Property Manager shall obtain at least three (3) written estimates from qualified bidders for any capital improvement project if the cost of such project is reasonably expected to exceed $25,000. All capital improvement projects requiring expenditures in excess of $25,000 shall, at Owner’s election, be planned and supervised by an architect, designer, inspector or general contractor designated by Property Manager and approved in writing by Owner.

(j)        Conservation Techniques.    Property Manager shall provide proper energy management and utilize utility conservation techniques.

(k)       Security.    Property Manager shall use reasonable efforts to maintain security adequate to the needs of the Property as directed by Owner from time to time. Property Manager shall promptly notify Owner of any incidents or conditions which reflect on or affect the adequacy of the security provisions for the Property.

(l)        Taxes.    Property Manager shall obtain and cause to be verified bills for real estate and personal property taxes, sales taxes on rental payments, improvement assessments and other like charges which are or may become liens against any portion of the Property (collectively, “Taxes”). Owner may elect to pay some or all of such bills for Taxes and, in such event, Property Manager shall remit all bills for Taxes to Owner not less than thirty (30) calendar days prior to the date on which each becomes delinquent or within five (5) business days of such instruction from Owner, whichever is later. Upon Property Manager’s receipt of written notice from Owner of Owner’s election to pay a bill for Taxes, Property Manager shall pay such bill not less than fifteen (15) calendar days prior to the date on which it becomes delinquent or within five (5) business days of such instruction from Owner, whichever is later. If Owner decides to contest any Taxes, Owner shall advise Property Manager and Property Manager shall not pay such Taxes until directed by Owner.

(m)      Compliance.    Property Manager shall operate the Property in compliance with all terms and conditions of applicable law, any ground lease, space lease, mortgage, deed of trust or other security instrument affecting the Property and of which Property Manager has knowledge, but Property Manager shall not be required to make any payment (except those provided in the Approved Operating Budget) on account thereof unless specifically instructed to do so by Owner in writing. Property Manager shall also comply or supervise compliance with the provisions of any insurance policy or policies insuring Owner in relation to the Property (so as not to decrease the insurance coverage or increase the insurance premiums). Property Manager shall be responsible for performance by Owner under all license agreements, easement agreements, covenants, conditions, restrictions, documents of record, use permits, development agreements, operating agreements or other similar documents governing or applicable to the title, operation, management, occupancy, promotion and leasing of the Property known to Property Manager.

(n)       Licenses and Permits.    Property Manager shall assist in obtaining at Owner’s expense all licenses, permits or other instruments required for the operation of the Property or any portion thereof (collectively, “Licenses”). Property Manager shall send to Owner a copy of all initial or renewal license applications. Licenses shall be obtained in Owner’s name whenever possible. Any Licenses held in the name of Property Manager shall be held by it on behalf of Owner, and upon the termination or expiration of this Agreement, Property Manager shall transfer or assign any such Licenses to Owner or to such person as Owner may direct. Property Manager shall keep in full force and effect all licenses, permits, consents and authorizations as may be necessary for the proper performance by Property Manager of its duties and obligations under this Agreement (including, without limitation, qualification to do business) or as may be required under any lease covering any portion of the Property. All such licenses, permits, consents and authorizations shall be in the name of Property Manager.

(o)        Notice and Cooperation in Legal Proceedings.    Owner and Property Manager shall forthwith give notice to each other of the commencement of any action, suit or proceeding against Owner or against Property Manager with respect to the operations of the Property or otherwise affecting the Property. Property Manager shall fully cooperate, and shall cause all its employees to fully cooperate, in connection with the prosecution or defense of all legal proceedings affecting the Property.

(p)        Other Complaints and Notices.    Property Manager shall handle promptly complaints and requests from tenants, concessionaires and licensees and notify Owner of any major complaint made by a tenant, concessionaire or licensee. Property Manager shall notify Owner promptly of: (i) any notice received by Property Manager or known to Property Manager of violation of any governmental requirements (and make recommendations regarding compliance therewith); (ii) any defect or unsafe condition in the Property known to Property Manager; (iii) any notice received by Property Manager or known to Property Manager of violation of covenants, conditions and restrictions affecting the Property or noncompliance with loan documents affecting the Property, if any; (iv) any fire, accident or other casualty or damage to the Property; (v) any condemnation proceedings, rezoning or other governmental order, lawsuit or threat thereof involving the Property; (vi) any violations relative to the leasing, use, repair and maintenance of the Property under governmental laws, rules, regulations, ordinances or like provisions; (vii) defaults under any leases or other agreements affecting the Property (excluding resident leases); or (viii) any violation of any insurance requirement. Property Manager shall promptly deliver to Owner copies of any documentation in its possession relating to such matters. Property Manager shall keep Owner reasonably informed of the status of the particular matter through the final resolution thereof. In the case of any fire or other damage to the Property or violation or alleged violation of laws respecting Hazardous Wastes (as defined in Section 5.03), Property Manager shall immediately give telephonic notice thereof to Owner. Property Manager shall complete all necessary and customary loss reports in connection with any fire or other damage to the Property. Property Manager shall retain in the records it maintains for the Property copies of all supporting documentation with reference to such notices.

(q)        Business Plan and Property Review Program.    Property Manager shall provide Owner with a draft of a business plan for the Property for the forthcoming Fiscal Year no later than November 1 of each year during the term hereof containing such information as Owner may reasonably request, including (i) a list of all properties competitive with the Property, a list of the tenants of each and all other reasonably available information respecting each, and (ii) basic demographic data relating to the market area of the Property, including population growth, major employers, employment and unemployment levels and, if the Property is a retail property, retail sales and housing starts. With respect to the first Fiscal Year of the term, Property Manager shall submit to Owner for approval a draft of a business plan for the balance of such calendar year as soon as possible and no later than thirty (30) days after the date hereof. Owner will consider the business plans and endeavor to approve such business plans by December 1 of each year during the term hereof. The proposed business plans shall become the Annual Business Plan only when approved by Owner. In addition, Property Manager shall participate in Owner’s property review programs to the extent requested by Owner. Such review shall include asset, investment, financial and strategy profiles in form and substance satisfactory to Owner and such assistance as Owner may request in connection with appraisals of the Property. Property Manager shall respond, within 10 days, to Owner’s management evaluation reports concerning actions to be taken by Property Manager to correct or modify its management standards for the operations or financial services provided for the Property.

(r)        General.    Property Manager shall afford such supervision, professional management and in-house staff services as may be necessary or desirable to operate the Property in the same manner as is customary and usual in the operation of other properties of substantially comparable location, class, size and standing, and shall provide such services at the Property as are consistent with the Property’s size and existing facilities. Subject only to those express limitations set forth in this Agreement, Property Manager shall have control and discretion in the management and operation of the Property and in the performance of the foregoing services.

ARTICLE 3. COMPENSATION AND EXPENSES OF PROPERTY MANAGER.

3.01.	Fees.

(a)        Owner shall pay Property Manager, and Property Manager shall accept as full compensation for the property management services to be rendered to Owner hereunder during the term hereof, a sum equivalent to Three percent (3%) of Gross Monthly Collections (the “Management Fee”). Such compensation shall be payable monthly on or before the 20th of the subsequent month.

(b)        In the event that Property Manager is requested by Owner to coordinate and supervise major repairs or improvements to a Property (after its development is completed) that should be capitalized under generally accepted accounting principles (“Capital Expenditures”), Property Manager shall receive a mutually acceptable construction supervision fee to be set forth in a separate written agreement between Property Manager and Owner (the “Construction Supervision Fee”).

(c)        If the Property includes retail space, Owner may agree to pay a leasing commission (the “Retail Commission”) to Property Manager, at a rate to be agreed upon, for retail leases executed during the term of this Agreement between Owner and the retail tenants procured or obtained by Property Manager. Notwithstanding the foregoing, Owner shall have the right in its sole and absolute discretion to reject any prospective retail lease, renewal or extension agreement and, in such event, no Retail Commission or other compensation shall be earned or payable in connection with such proposed retail lease, renewal or extension agreement or the activities of Property Manager, or any other broker in connection therewith.

(d)        Except with respect to other services provided by Affiliates of Property Manager in accordance with Section 3.01(e), which shall be reimbursed by Owner pursuant to Section 3.01(e), Property Manager shall pay from the Management Fee all costs associated with or relating to its own office overhead and management personnel not located or employed at the Property, including without limitation, the salaries, wages and all other compensation, together with associated unemployment and social security taxes and contributions, as well as expenses specifically stated in this Agreement to be borne by Property Manager.

(e)        If included in the Approved Capital Budget or with the prior approval and direction of Owner, Property Manager may obtain services and materials including, but not limited to, advertising, consulting, training, computer hardware and software, forms for use at the Property, contract services, accounting and bookkeeping services and building materials through the organization, subsidiaries or Affiliates of Property Manager for the benefit of the Property, provided the quality of service and the price thereof is competitive with comparable prices and services offered by third parties, and the costs therefore shall be reimbursed by Owner. All discounts, rebates and other savings realized thereon by Property Manager are to be passed on to Owner, in full.

(f)        Interest.    All amounts to be paid by Owner to Property Manager pursuant to this Agreement which are not paid within fifteen (15) days of when same are due, shall bear daily interest at the rate of the “prime rate” published in The Wall Street Journal plus five percent (5%).

3.02.    Expenses to be Borne by Property Manager.    Unless otherwise provided in the Approved Operating Budget or Section 4.01(b) below, expenses incurred in rendering all overall supervisory, lease negotiation (exclusive of lease commissions, if any, and the lease negotiations of on-site personnel), rent and other collection (exclusive of on-site personnel, attorneys’ fees and outside collection agency fees), lease enforcement (exclusive of on-site personnel and attorneys’ fees), lease termination (exclusive of on-site personnel and attorneys’ fees), management (exclusive of on-site personnel), accounting, bookkeeping (exclusive of checks and bank charges) and recordkeeping and other services to be rendered by Property Manager in connection with the operations of the Property shall be borne by Property Manager and not charged to Owner. Without limiting the generality of the foregoing provisions of this section, the following expenses and costs incurred by and/or on behalf of Property Manager shall be at the sole cost and expense of Property Manager and shall not be reimbursed by Owner:

(a)        All costs of gross salary and wages, payroll taxes, insurance, workmen’s compensation and other costs of Property Manager’s corporate office and executive personnel (other than full time or part time personnel whose positions and salaries are specifically authorized in the Approved Operating Budget);

(b)        All costs incurred as a result of Property Manager’s breach of this Agreement, and/or the negligence and/or willful misconduct of Property Manager and/or any one or more of its Affiliates, employees, independent contractors, agents and/or other representatives;

(c)        Unless otherwise provided in the Approved Operating Budget, all costs of forms, accounting materials, administrative materials, papers, ledgers and other supplies and equipment used in Property Manager’s corporate office, all costs of Property Manager’s data processing equipment located at Property Manager’s corporate office and all costs of data processing provided by computer service companies to Property Manager’s corporate office;

(d)        All costs of bonuses, incentive compensation, profit sharing or any pay advances to employees employed by Property Manager in connection with the operation and management of the Property, except for payments to individuals specifically set forth in the Approved Operating Budget or otherwise approved in writing by Owner in advance;

(e)        All costs of automobile purchases and/or rentals, unless provided for in the Approved Operating Budget or Approved Capital Budget or the automobile is being provided by Owner;

(f)         All costs of comprehensive crime insurance purchased by Property Manager for its own account;

(g)        All costs of meals, travel and hotel accommodations for Property Manager’s home or regional office personnel who travel to and from the Property, unless expressly authorized by Owner; and

(h)        All costs (exclusive of fees that are directly property related, e.g., registration fee) of obtaining and maintaining such licenses, permits, consents and authorizations as are required by Section 2.02(n).

3.03.  Noncustomary Services.    Notwithstanding anything provided in this Agreement to the contrary, Property Manager shall not furnish or render to the tenants of the Property services other than those services customarily furnished to tenants of properties similar to the Property unless: (a) Property Manager makes a separate, adequate charge to tenants for such services; (b) such separate charge is received and retained by Property Manager; (c) Property Manager bears the cost of providing such services; (d) Property Manager first obtains the consent in writing of Owner; and (e) Property Manager certifies in writing to Owner that (i) Property Manager qualifies as an independent contractor with respect to Owner (and Owner’s direct and indirect beneficial owners) under Section 856(d)(3) of the Internal Revenue Code, and (ii) Owner (and Owner’s direct and indirect beneficial owners) does not derive or receive any income from Property Manager. For purposes of this Section 3.03, it is agreed, without limitation, that the furnishing of water, heat, light and air conditioning, public entrances and exits, the performance of general maintenance and of janitorial services and cleaning services, the collection of trash, watchmen or guard services and parking facilities are examples of services customarily furnished to the tenants of similar properties.

3.04.    Nonpayment.    If Property Manager fails to make any payment when required or fails to perform any act required under this Agreement, to the extent sufficient funds are available, then Owner, after ten (10) days’ written notice to Property Manager (or, in the case of any emergency, without notice) and without waiving or releasing Property Manager from any of its obligations hereunder, and Property Manager’s failure to cure, may (but shall not be required to) make such payment or perform such act. Owner shall have (in addition to any other right or remedy) the right to offset all costs and expenses incurred in exercising its rights under this Section 3.04 against any sums due or to become due to Property Manager, including, without limitation, the Management Fee.

ARTICLE 4.  PERSONNEL AND BONDING.

4.01.    Stability of Management Team.  Owner and Property Manager recognize the benefits inherent in promoting stability in the management team engaged in the operation of the Property.

(a)        Property Manager shall, in the hiring of all employees and in retaining independent contractors, use reasonable care to select qualified, competent and trustworthy employees and independent contractors. Subject to the provisions of this Section 4.01, the selection, terms of employment (including rates of compensation) and termination thereof, and the supervision, training and assignment of duties of all employees of Property Manager engaged in the operation of the Property shall be the duty and responsibility of and shall be determined by Property Manager. All personnel at the Property shall be employees of Property Manager and/or contractors of Property Manager.

(b)        Property Manager shall employ at Property Manager’s sole cost and expense (unless otherwise provided in the Approved Operating Budget) at least the following for the Property:

(i)        a manager who works from the Records Office and manages the Property and other properties (the costs and expenses for whom, if provided for in the Approved Operating Budget, shall be pro rated in light of the time spent managing the Property as opposed to other properties); and

(ii)        an accountant working on Property matters and other properties (who shall be part of Property Manager’s in-house staff) who works from a central location (the costs and expenses for whom, if provided for in the Approved Operating Budget, shall be pro rated in light of the time spent working on the Property as opposed to other properties).

4.02.    Fidelity Bond.  Property Manager, at Property Manager’s cost, shall obtain a fidelity bond or bonds covering Property Manager, and all persons who handle, have access to, or are responsible for, Owner’s monies in such amount and in such forms as are reasonably acceptable to Owner, at all times and to cover all periods, during the term of this Agreement. Any changes in such bond(s) must be approved by Owner. Property Manager hereby agrees to add Owner as a joint loss payee under its blanket crime policy as it pertains to the Property. Property Manager hereby assigns all proceeds of said bond(s) as they relate to the Property to Owner and agrees to execute such further assignments and notices thereof as shall be required by Owner. Such bond(s) shall indemnify Owner against any loss of money or other property which Owner shall sustain through any criminal, fraudulent or dishonest act or acts committed by Property Manager or any of its employees or agents, during the performance of their obligations under this Agreement or their employment. Alternatively, Property Manager may obtain a crime insurance policy covering the Property Manager, and all persons who handle, have access to, or are responsible for, Owner’s monies which shall be obtained at Manager’s sole expense and shall provide Owner coverage of Two Million Dollars ($2,000,000.00) per occurrence with a Fifty Thousand Dollar ($50,000.00) deductible which deductible shall be an expense of Manager. Owner shall be furnished by Property Manager with a certificate or other satisfactory documentation relating to the bond(s) or alternative crime insurance policy immediately upon issuance thereof.

4.03.    Affiliates.  Property Manager shall not contract for outside services for the Property with any Affiliate of Property Manager without the prior written consent of Owner.

ARTICLE 5. COMPLIANCE WITH LAWS.

5.01.    Compliance.    Property Manager shall comply fully with and abide by all laws, rules, regulations, requirements, orders, notices, determinations and ordinances (collectively, “Requirements”) of any federal, state or municipal authority to the extent applicable, including, but not by way of limitation, the federal Occupational Safety and Health Act (OSHA) statutes, rules and regulations, and all requirements of the insurers of the Property and Owner’s liabilities with regard thereto. If the cost of compliance is (i) not included in the Approved Operating Budget or Approved Capital Budget or (ii) in excess of $10,000, Property Manager shall notify Owner promptly and obtain Owner’s prior written approval prior to making the expenditure.

5.02.    Notice.    Property Manager shall promptly notify Owner of any non-compliance with, or alleged violation of, any Requirement after becoming aware of the same.

5.03.    Hazardous Wastes.

(a)        Property Manager shall not place, cause or permit to be placed on the Property, other than in the ordinary course of performing its obligations under this Agreement and in compliance with applicable law, any hazardous or toxic wastes or substances, as such terms are defined by federal, state or municipal statutes or regulations promulgated thereunder (collectively, “Hazardous Wastes”). If Property Manager discovers the existence of any Hazardous Wastes on the Property (other than Hazardous Wastes used, generated or stored in the ordinary course of business and in compliance with applicable law), Property Manager shall immediately notify Owner. If such Hazardous Wastes were placed or knowingly permitted to be placed on the Property by Property Manager, Property Manager shall, at its cost, diligently arrange for and complete the immediate removal thereof in accordance with applicable laws and Owner’s directions. Except as expressly provided herein to the contrary, Property Manager shall not be responsible for any Hazardous Wastes present on the Property prior to the Effective Date hereof, unless deposited thereon by Property Manager, nor shall Property Manager be responsible for any Hazardous Wastes brought onto the Property by a person other than Property Manager, its agents or employees. Property Manager shall immediately notify Owner of any notice received by Property Manager from any governmental authority of any actual or threatened violation of any applicable laws, regulations or ordinances governing the use, storage or disposal of any Hazardous Wastes and shall cooperate with Owner in responding to such notice and correcting or contesting any alleged violation at Owner’s expense.

(b)        Property Manager shall provide its employees, agents, consultants, governmental entities and the public with any notices or disclosures concerning Hazardous Wastes associated with the Property required to be delivered by Property Manager under any applicable laws, including without limitation, any notices or disclosures concerning Hazardous Waste which Property Manager has received from Owner. Owner shall have the right to review such notices and disclosures before their distribution or submission by Property Manager and shall have the right, but not the obligation, to prescribe the form and content of any such notices or disclosures as long as the form and content prescribed by Owner comply with all applicable laws relating to such notices or disclosures. Owner shall provide Property Manager with any notices or disclosures concerning Hazardous Waste associated with the Property required to be delivered by Owner under any applicable laws.

(c)        Without limiting any other indemnification obligations provided by law or specified in this Agreement, Property Manager shall indemnify, defend (at Property Manager’s sole cost and expense and with legal counsel approved by Owner which approval shall not be unreasonably withheld) and hold harmless the Owner, its agents, employees and contractors from and against any and all claims, demands, losses, damage, disbursements, liabilities, obligations, fines, penalties, actions, causes of action, suits, costs and expenses, including without limitation, reasonable attorneys’ fees and costs, and all other professionals’ or consultants’ expenses incurred in investigating, preparing for, serving as a witness in, or defending any action or proceeding, whether actually commenced or threatened, or in removing or remediating any Hazardous Wastes on, under, from or about the Property, arising out of or relating to, directly or indirectly, Property Manager’s breach of any of the terms of this Section 5.03. This indemnity shall survive termination of this Agreement.

5.04.    Asbestos and Similar Compliance Matters.  If the Property is subject to the Occupational Safety and Health Administration’s regulations relating to asbestos, or to any state law or regulation relating to asbestos or to any state law or regulation relating to carcinogenic or toxic chemicals, Property Manager shall, at Owner’s expense, comply with such laws and regulations as they relate to the Property.

ARTICLE 6.  ACCOUNTING AND FINANCIAL MATTERS.

6.01.    Books and Records.  Property Manager shall cause to be kept for Owner at the Records Office accounts and books and records of the Property, pursuant to methods and systems, and in form and substance, approved by Owner, showing all receipts, expenditures and all other records necessary or convenient for the recording of the results of operations of the Property. Such books are to be maintained on both a cash and accrual accounting basis utilizing the Yardi accounting software hosted by Legacy Partners Residential, Inc. Such accounts, books and records shall be kept in a secure location at the Records Office and shall be open to inspection by Owner and its representatives during normal business hours and Property Manager agrees to cooperate in making such accounts, books and records available for inspection. Upon the effective date of any termination of this Agreement, all of such books and records shall be delivered forthwith to Owner so as to ensure the orderly continuance of the operation of the Property. Cut-off date for books on a monthly basis will be the twenty-fourth (24th) day of each month.

6.02.    Reports and Reconciliation of Accounts.

(a)        On or before the last day of each month, Property Manager shall provide such reports and data to Owner as shall be required from time to time by Owner. Without limitation, Property Manager shall provide the following to Owner for the current calendar month:

(i)        A detailed report of all monies collected (identified by tenant or other source) which shall include, but not be limited to, rents collected (including laundry or other vending income, garage or parking income, percentage rent and other amounts payable under any retail leases, if any), rents prepaid beyond the current month, and security deposits collected, and of vacancies and delinquent rents.

(ii)       A detailed report of all expenses paid.

(iii)      A comparison of the current month and year-to-date account of actual revenue and expenses to budgeted amounts; calculations of monthly and year-to-date variances from the Approved Operating and Capital Budgets, appropriate descriptions of any significant monthly or year-to-date variances, and, if requested by Owner, a revised annualized projection of monies to be collected and expenses to be paid for the balance of the calendar year.

(iv)      A written report describing any material changes in the Property which occurred during the month or are anticipated to occur.

(v)       A reconciliation of amounts receivable or due to Owner accompanied by payment of same.

(vi)      A reconciliation of the Property Bank Account, including a copy of the bank statement.

(vii)     Any other special information as reasonably required from time to time by Owner.

(b)        Property Manager shall provide a monthly management report to be submitted with the applicable monthly financial statements which shall contain without limitation, the recommendations of Property Manager regarding the physical condition or operation of the Property and leasing status reports (which shall include security deposits and rents received).

(c)        Periodically, Property Manager shall furnish to Owner as reasonably requested:

(i)         Market surveys and any other tenant information in accordance with Section 2.02(q) above.

(ii)        Reports covering on-site physical inspections and operating reviews.

(iii)      A current inventory of personal property and equipment used in connection with the Property. Such an inventory shall be submitted to Owner no later than thirty (30) days prior to the end of each calendar year.

6.03.      Audit.    Owner shall have the right to conduct an audit of the Property’s operations at any time. Property Manager shall promptly correct all weaknesses and errors disclosed by Owner’s audits, and shall timely inform Owner in writing of all corrective actions taken. Owner’s audit shall be at Owner’s expense unless an error is discovered attributable to the services provided under this Agreement that is equal to or greater than two percent (2%) of annual gross receipts of the Property for the period audited, in which case Property Manager shall bear the full cost of the subject audit. Any adjustments in amounts due and owing from Owner or Property Manager shall be paid within fifteen (15) calendar days following Owner’s receipt of the audit.

6.04.      Other Reports and Statements.    Property Manager shall furnish to Owner, as promptly as practicable, such other reports, statements or other information with respect to the operations of the Property as Owner may from time to time reasonably request.

6.05.      Contracts and Other Agreements.    Property Manager shall maintain at the Records Office one original (or a copy, if no original is available) of all contracts, occupancy leases, lease abstracts, tenant income certifications, equipment leases, maintenance agreements and all other agreements relating to the Property.

6.06.      Final Accounting.    Following termination of this Agreement, whether by expiration of the term hereof or sooner, Property Manager shall be responsible for preparing a final accounting within thirty (30) days after the effective date of said termination. Such final accounting shall set forth all current income, all current expenses, and all other expenses contracted for on Owner’s behalf but not yet incurred in connection with the Property. The final accounting shall also include all other items reasonably requested by Owner. Property Manager shall be entitled to receive a prorated share of its Management Fee to the date of termination and all earned but unpaid Construction Supervision Fees.

6.07.      Tax Returns.    Property Manager shall file all tax returns for all sales taxes, payroll taxes and other taxes directly related to the Property; excluding, however, federal and state income tax returns of Owner.

6.08.      Certification.    All financial statements shall be certified as true and correct in all material respects by Property Manager.

6.09. SOC	1 Type II Designation. The Property Manager, at its option, may issue a SOC 1 report in form and substance acceptable to owner prepared by a certified public accountant on or prior to December 1st of 2013 and each subsequent year after 2013. Failure to deliver an acceptable SOC 1 report shall not be a default under this agreement; however, if Manager fails to deliver the SOC 1 report, Manager will permit an annual internal control audit by Owner to satisfy SOX 404 requirements. The scope of the audit will be mutually agreed upon by Owner and Manager and include a review of processes specific to the Project. The audit will be conducted at Owner’s expense but with the cooperation of Manager.

ARTICLE 7.  BANK ACCOUNTS.

7.01.	Property Accounts.

(a)        All funds received by Property Manager derived from the operation of the Property, as well as working capital furnished by Owner, shall be deposited in an account (the “Property Bank Account”) in Property Manager’s name, as agent for Owner, in an FDIC-insured bank designated or approved by Owner, which such account will be in compliance with applicable law. The Property Bank Account will include, if available, services to deter check fraud and other unauthorized bank transactions. Owner may direct Property Manager to change depository banks or the depository arrangements. All funds so deposited shall be deemed to be trust funds held by Property Manager for the benefit of Owner and shall be held and disbursed as provided herein. Property Manager shall establish another custodial and/or trust account as required by applicable law or the Owner for the deposit of tenant security deposits (the “TSD Account”).

(b)        A Working Capital Reserve equal to Fifty Thousand Dollars ($50,000) (the “Working Capital Reserve”) shall be funded upon execution of this Agreement and maintained in the Property Bank Account at all times throughout the term of the Agreement. A monthly cash payment will be made by Property Manager to Owner solely from funds in the Property Bank Account in excess of the amount of the Working Capital Reserve in an amount equal to the excess, if any, of the current month projected cash receipts less the current month’s budgeted operating and capital expenditures. This payment will be made to Owner on or before the tenth (10th) day of each month. A reconciliation of receipts and expenditures will be prepared by Property Manager in accordance with Section 6.02 above to account for any prior period operating cash overage or shortage and any additional cash payments due to Owner will be made to Owner no later than the twenty-fifth (25th) day of the current month and any overpayments made to Owner will be returned to Property Manager for deposit in the Property Bank Account no later than the thirtieth (30th) day of the current month.

(c)        No non-Property funds shall be commingled with the funds in the Property Bank Account or TSD Account (collectively, the “Accounts”). Property Manager may not, under any circumstances, write a check payable to or in favor of, or transfer funds to, Property Manager or any Affiliate of Property Manager from the Accounts other than to (i) reimburse itself or an Affiliate for expenditures made on behalf of Owner and approved by

Owner, or (ii) pay itself the Management Fee or other fee payable hereunder; provided that, within fifteen (15) days after payment to itself of the Management Fee or other fee, Property Manager shall provide Owner with a statement setting forth the calculations made in computing the Management Fee or other fee in detail reasonably satisfactory to Owner. Only those persons specifically authorized by Property Manager and approved by Owner shall have authority to write checks from the Property Bank Account. There shall be monetary limits on the checks Property Manager shall be authorized to write. Checks in excess of $25,000 (excluding debt service and those items provided for in the Approved Operating Budget) shall require the prior written consent of Owner.

7.02.  Expenses Paid from Property Bank Account.  The following costs are to be paid directly from the Property Bank Account:

(a)        Any and all costs necessary for the management, operation and maintenance of the Property, provided such costs are provided for and are within the limits of the Approved Operating Budget or specifically approved in writing by Owner; the amount required to fund each budgeted payroll for the Property shall be in the Property Bank Account one (1) day prior to the date of the payment of each payroll and if funds are not available in accordance with this schedule, the shortfall shall bear daily interest at the rate of “prime rate” published in The Wall Street Journal plus five percent (5%) per annum and be payable to Property Manager;

(b)        Capital expenditures provided for in the Approved Capital Budget or authorized in writing by Owner and directed by Owner to be incurred by Property Manager; and

(c)        Any and all costs necessary for emergency expenses as provided in Section 2.02(f).

  Property Manager shall not be obligated to make any advance to or for the account of Owner or to pay any sums except out of funds in the Property Bank Account.

ARTICLE 8. INSURANCE AND INDEMNITY.

8.01. INDEMNIFICATION.

(A)        PROPERTY MANAGER AGREES TO AND SHALL, COMPLETELY AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, INDEMNIFY, DEFEND (WITH COUNSEL REASONABLY ACCEPTABLE TO OWNER), PROTECT AND HOLD OWNER AND ITS RESPECTIVE PRINCIPALS, OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, MEMBERS, EMPLOYEES, AUTHORIZED SUCCESSORS, AUTHORIZED ASSIGNS AND AGENTS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, ACTIONS, FINES, PENALTIES, LIABILITIES, LOSSES, TAXES, DAMAGES, INJURIES AND EXPENSES (INCLUDING, WITHOUT LIMITATION,

ACTUAL ATTORNEYS’, CONSULTANTS’ AND EXPERT WITNESS’ FEES, AND DEFENSE COSTS AT BOTH THE TRIAL AND APPELLATE LEVELS) (COLLECTIVELY, “DAMAGES”) IN ANY MANNER RELATED TO, ARISING OUT OF OR RESULTING FROM (I) ANY MATERIAL FAILURE OF PROPERTY MANAGER TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT CAUSING DAMAGE TO OWNER, BUT ONLY TO THE EXTENT SUCH DAMAGES ARE NOT COVERED BY THE INSURANCE MAINTAINED BY OWNER UNDER SECTION 8.05 BELOW, (II) ANY ACTS OF PROPERTY MANAGER BEYOND THE SCOPE OF ITS AUTHORITY UNDER THIS AGREEMENT, AND (III) ANY NEGLIGENCE, WILLFUL MISCONDUCT OR OTHER WRONGFUL OR INTENTIONAL ACTS OR OMISSIONS OF PROPERTY MANAGER, BUT WITH REGARD TO NEGLIGENCE OF PROPERTY MANAGER (AS OPPOSED TO GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR OTHER WRONGFUL OR INTENTIONAL ACTS OR OMISSIONS) ONLY TO THE EXTENT SUCH DAMAGES ARE NOT COVERED BY THE INSURANCE MAINTAINED BY OWNER UNDER SECTION 8.05 BELOW. THE OBLIGATIONS OF PROPERTY MANAGER UNDER THIS SUBSECTION (A) SHALL APPLY ONLY TO THE EXTENT DAMAGES OF AN INDEMNIFIED PARTY ARE NOT COVERED BY OWNER’S COMMERCIAL GENERAL LIABILITY INSURANCE DESCRIBED BELOW IN SECTION 8.05(B). NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT TO THE CONTRARY, PROPERTY MANAGER’S OBLIGATIONS UNDER THIS SECTION 8.01 SHALL SURVIVE THE EXPIRATION, TERMINATION OR CANCELLATION OF THIS AGREEMENT, AND SHALL BIND ANY AND ALL OF THE HEIRS, SUCCESSORS, ASSIGNS, TRANSFEREES AND REPRESENTATIVES OF PROPERTY MANAGER. THE RIGHTS OF OWNER UNDER THIS SECTION 8.01 SHALL ALSO INURE TO THE BENEFIT OF ANY AND ALL OF THEIR PRINCIPALS, OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS, TRUSTEES, HEIRS, BENEFICIARIES, TRUSTS, SUCCESSORS, ASSIGNS, TRANSFEREES AND REPRESENTATIVES, AND TO THE BENEFIT OF ANY AND ALL PERSONS AND LEGAL ENTITIES WHO ARE, COULD BE OR ARE ALLEGED TO BE, LIABLE FOR THE OBLIGATIONS OF OWNER OR SUCH PRINCIPALS, OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS, TRUSTEES, HEIRS, BENEFICIARIES, TRUSTS, SUCCESSORS, ASSIGNS, TRANSFEREES AND REPRESENTATIVES.

(B)        OWNER AGREES TO AND SHALL, COMPLETELY AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, INDEMNIFY, DEFEND (WITH COUNSEL REASONABLY ACCEPTABLE TO PROPERTY MANAGER), PROTECT AND HOLD PROPERTY MANAGER (AND ITS EMPLOYEES, AGENTS, SUCCESSORS, ASSIGNS AND TRANSFEREES) HARMLESS FROM AND AGAINST ANY AND ALL DAMAGES IN ANY MANNER RELATED TO OR ARISING OUT OF PROPERTY MANAGER’S PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT WHICH ARE (A) WITHIN THE

SCOPE OF ITS AUTHORITY UNDER THIS AGREEMENT, AND (B) NOT WITHIN THE SCOPE OF PROPERTY MANAGER’S INDEMNITY SET FORTH IN SECTION 8.01(A) ABOVE. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT TO THE CONTRARY, OWNER’S OBLIGATIONS UNDER THIS SECTION 8.01 SHALL SURVIVE THE EXPIRATION, TERMINATION OR CANCELLATION OF THIS AGREEMENT, AND SHALL BIND ANY AND ALL OF THE HEIRS, SUCCESSORS, ASSIGNS, TRANSFEREES AND REPRESENTATIVES OF OWNER. THE RIGHTS OF PROPERTY MANAGER UNDER THIS SECTION 8.01 SHALL ALSO INURE TO THE BENEFIT OF ANY AND ALL OF THEIR PRINCIPALS, OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS, TRUSTEES, HEIRS, BENEFICIARIES, TRUSTS, SUCCESSORS, ASSIGNS, TRANSFEREES AND REPRESENTATIVES, AND TO THE BENEFIT OF ANY AND ALL PERSONS AND LEGAL ENTITIES WHO ARE, COULD BE OR ARE ALLEGED TO BE, LIABLE FOR THE OBLIGATIONS OF PROPERTY MANAGER OR SUCH PRINCIPALS, OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS, TRUSTEES, HEIRS, BENEFICIARIES, TRUSTS, SUCCESSORS, ASSIGNS, TRANSFEREES AND REPRESENTATIVES.

(C)      THE RIGHTS AND OBLIGATIONS OF INDEMNITY PROVIDED IN THIS SECTION 8.01 SHALL NOT BE EXCLUSIVE AND SHALL BE IN ADDITION TO SUCH OTHER RIGHTS AND OBLIGATIONS AS OTHERWISE EXIST INDEPENDENT OF THE PROVISIONS OF THIS SECTION 8.01.

8.02.	Property Manager’s Insurance Responsibility.

(a)        The Property Manager shall maintain during the term of this Agreement, and any extensions or renewals thereof, each of the following insurance coverages with deductibles, if applicable:

(i)

Workers’ Compensation Insurance at no less than statutory requirements including employer’s liability with a limit of not less than $1,000,000 each accident for bodily injury accident and $1,000,000 each employee and policy limit for bodily injury by disease.

(ii)	Non-Occupational Disability Insurance when required by law, if applicable.

          (iii)         Commercial General Liability Insurance with a minimum combined bodily injury and property damage per occurrence limit of liability of $5,000,000, a products-completed operations aggregate limit of $5,000,000 and a general aggregate limit of $10,000,000. Limits of liability may be satisfied through the maintenance of a combination of primary and umbrella/excess liability policies.

          (iv)       Automobile Liability Insurance covering owned, hired and nonowned vehicles, separate coverage in an amount not less than $1,000,000 combined single limit for bodily injury and property damage of $1,000,000 each accident.

          (v)        Errors and Omissions Insurance coverage in an amount not less than $1,000,000 each claim and general aggregate.

(b)      Property Manager shall promptly provide Owner no later than three (3) days after the Effective Date with certificates of insurance or other satisfactory documentation which evidence that all required insurance is in full force and effect. Upon request, Property Manager shall provide Owner with a copy of the foregoing insurance policies. The insurance as required in Subsections 8.02(a)(i), (ii) and (v) to be maintained by Property Manager shall provide that the insurer shall provide to Owner thirty (30) days’ advance notice of cancellation. The liability policies required by Subsections 8.02(a)(iii) and (iv) shall provide that the insurer shall provide to Owner thirty (30) days’ advance notice of cancellation and shall name Owner and its principals, officers, directors, shareholders, partners, members, trustees, beneficiaries and employees as additional insureds. All liability policies shall be written to apply to all bodily injury, property damage, personal injury and other covered loss, however occasioned, which occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period. Such liability policies also shall contain endorsements including cross-liability and waiver of subrogation, and shall contain such other endorsements as may be reasonably required by Owner. The liability policies required by Subsections 8.02(a)(iii) shall include broad form contractual liability insurance coverage. Property Manager shall provide owner thirty (30) days’ advance notice of a material change in the he insurance required to be maintained by Property Manager.

8.03.     Contract Documents; Indemnity Provisions.  Property Manager shall use reasonable commercial efforts to include in service and supply contracts prepared or executed by Property Manager respecting the Property provisions to the effect that the other contracting party shall, to maximum extent permitted by law, indemnify, defend (with counsel reasonably acceptable to Owner), protect and hold harmless Property Manager and Owner and their respective principals, officers, directors, shareholders, partners, members, managers, trustees, beneficiaries and employees from and against any and all Damages in any manner related to, arising out of and/or resulting from any damage to or injury to, or death of, persons or property caused or occasioned by or in connection with or arising out of any acts or omissions of said contracting party or its employees or agents or contractors and agree that no principal, officer, director, shareholder, partner, member, manager, investor, trustee, officer, employee or agent of Owner shall be personally liable for any of the obligations of Owner hereunder.

8.04.     Ratings of Insurance Companies.  All insurance required to be carried by Property Manager and Owner shall be written with companies having a policyholder and asset rate, as circulated by Best’s Insurance Reports, of A-:VIII or better unless an exception is approved by Owner or Property Manager, as appropriate.

8.05.  Owner’s Insurance Responsibility.  Owner shall maintain during the term of this Agreement, and any extensions thereof, each of the following insurance coverages which shall be primary and noncontributory insurance:

(a)        All-Risk Property Damage Insurance for the full insurable replacement cost of the Property and Loss of Rents Insurance coverage on the Property.

(b)        Commercial General Liability Insurance coverage with a minimum general aggregate limit of not less than $10,000,000. Property Manager shall be designated an insured under Owner’s Commercial General Liability Insurance policy while acting within the scope of its authority as Owner’s property manager. Owner’s Commercial General Liability Insurance shall be primary and not require contribution from Property Manager’s Commercial General Liability Insurance required in Section 8.02(a) above. All other terms and conditions of this Agreement (including, without limitation, the indemnification provisions of Section 8.01 and Property Manager’s obligation to maintain insurance described in Section 8.02) shall not be affected by this Section 8.05(b).

8.06.	Property Manager’s Duties in Case of Loss. Property Manager shall:

(a)        Immediately notify Owner of any fire or other damage to the Property; and in the event of any serious damage to the Property or any releases of hazardous materials or contaminants, telephone Owner so that an insurance adjustor may view the Property before repairs are started, but in no event shall Property Manager settle any losses, complete loss reports or adjust losses on behalf of Owner or meet with any federal, state or local regulatory agency without the prior written consent of Owner.

(b)        Promptly notify Owner of any personal injury or property damage occurring to or claimed by any tenant or third party on or with respect to the Property; and promptly forward copies to Owner of any summons, subpoena or other like legal document served upon Property Manager relating to actual or alleged potential liability of Owner, Property Manager or the Property.

8.07.  Release and Waiver of Claims.  Notwithstanding anything herein to the contrary, Owner and Property Manager each release and waive any right of recovery against the other (and against the other’s respective officers, directors, shareholders, partners, members, employees, subsidiaries, agents, affiliates, contractors, lenders, trustees, beneficiaries, licensees, successors and assigns), for any bodily injury, property damage, or loss covered by any policy of insurance required by this Agreement, or which would have been covered had the party carried the insurance it was required to carry by this Agreement, or within any SIR or deductible in such policy. No insurance policy required by this Agreement shall prohibit such release and waiver. In addition, the insurance policies required of Owner and Property Manager by this Agreement shall contain a waiver of claims against the other by the insurer, whether by subrogation or otherwise (and against the other’s respective officers, directors, shareholders, partners, members, employees, subsidiaries, agents, affiliates, contractors, lenders, trustees, beneficiaries, licensees, successors, and assigns). If any insurance policy required by this Agreement provides that a waiver of subrogation may only be granted by endorsement, Owner or

Property Manager, as the case may be, shall secure an endorsement providing the waiver of subrogation.

ARTICLE 9. RELATIONSHIP OF PARTIES and REPRESENTATIONS and WARRANTIES.

9.01.      Nature of Relationship. In taking any action pursuant to this Agreement, Property Manager will be acting only as an independent contractor, and nothing in this Agreement, expressed or implied, shall be construed as creating a partnership or joint venture or an employment relationship or that of principal and agent between Property Manager (or any person employed by Property Manager) and Owner or any other relationship between the parties hereto except that of property owner and independent contractor.

9.02.      Communications Between Parties.    Owner shall rely on Property Manager to direct and control all operations at the Property; provided, however, Owner reserves the right to communicate directly with the manager specified in Subsection 4.01(b)(i), Property Manager’s accountant(s) working on Property matters, all tenants and tenants’ representatives, all lease prospects, all advertising, management, cleaning and servicing firms doing work for the Property, and all parties contracting with Owner or Property Manager with respect to the Property.

9.03.      Relationship of Owner and Property Manager with Respect to Leasing.  Property Manager shall not be entitled to any commission or other fee in connection with the leasing of apartment units at the Property, except as specifically provided in Article 3 hereof. On-site employees of Property Manager shall be entitled to receive incentive leasing bonuses as may be included in the Approved Operating Budget. Property Manager shall procure references from prospective tenants, investigate such references, and use its best judgment in the selection of prospective tenants. As soon as practicable prior to any residential unit vacancy, Property Manager shall prepare rental listings and attempt to find a new tenant for such unit. Prior to entering into any leasing arrangement with any retail tenant, if any, Property Manager shall prepare and submit to Owner for its approval a written lease proposal setting forth proposed leasing terms, including, without limitation, duration of the lease, rental rate, tax and operating expense escalations, consumer price index adjustments, common area maintenance charges or other rental adjustments, rent and/or parking/other concessions, insurance requirements, expansion and renewal rights, tenant improvement allowance, the desired mix of tenants, and policy with respect to guarantees, and such other matters as Owner deems appropriate. The parties intend that Property Manager shall be obligated to give available residential units and any retail space at the Property exposure at least equal to the exposure Property Manager gives other available residential units and retail space in similar projects owned, leased, managed or operated by Property Manager or an Affiliate, and Owner shall have the right to terminate this Agreement pursuant to Section 10.02(e) below if Property Manager fails so to do. The parties also intend that the Property Manager shall be obligated to use reasonable efforts to retain existing tenants at the Property, and Owner shall have the right to terminate this Agreement pursuant to Section 10.02(e) below if Property Manager fails so to do.

9.04.      No Sales Brokerage Agreement.  There are no sales brokerage agreements between Owner and Property Manager; Property Manager has no brokerage agreement or understanding (exclusive or otherwise) with respect to the sale of all or part of the Property on behalf of Owner; and in the event that Owner effects a sale of the Property, whether on its own or through the use of others, brokers or otherwise, Property Manager shall be entitled to no compensation, fee or commission or other payment on account of such sale. Unless specifically approved by Owner, Property Manager shall have no right to obligate Owner for the payment of any fees or commissions to any outside real estate agent or broker for tenant leases. Except as expressly provided to the contrary elsewhere herein or as otherwise approved by Owner in writing, Property Manager shall be fully responsible for any compensation due employees of Property Manager and any real estate brokers cooperating with Property Manager. Property Manager shall indemnify and hold Owner harmless with respect to any action, proceeding, claim, liability, loss, cost or expense (including reasonable attorneys’ fees) arising in connection with any claim for brokerage or finder’s fees or any other like payment payable as a result of a breach under this Section 9.04 by Property Manager. Property Manager’s obligations with respect to the foregoing indemnity shall survive the expiration or earlier termination of this Agreement.

9.05.    Confidentiality.   Except as may be otherwise required by law, Property Manager and Owner shall maintain the confidentiality of all matters pertaining to this Agreement and all operations and transactions relating to the Property.

9.06.    Property Manager Not to Pledge Owner’s Credit. Property Manager shall not, except in the purchase of goods, wares, merchandise, materials, supplies and services reasonably required in the ordinary course of business in the operation of the Property or as may be otherwise required in the performance of its obligations under this Agreement and in either case as previously approved by Owner, pledge the credit of Owner; nor shall Property Manager, in the name or on behalf of Owner, borrow any money or execute any promissory note, installment purchase agreement, bill of exchange or other obligation binding on Owner or the Property.

9.07 Representations	and Warranties.

(a)        Property Manager represents and warrants that (i) Property Manager has full power, authority and legal right to execute, deliver and perform this Agreement and to perform all of its obligations hereunder and (ii) the execution, delivery and performance of all or any portion of this Agreement do not and will not (x) require any consent or approval from any governmental authority, (y) violate any provisions of law or any government order or (z) conflict with, result in a breach of, or constitute a default under, the charter or bylaws of Property Manager or any instrument to which Property Manager is a party or by which it or any of its property is bound.

(b)        Owner represents and warrants that it has full power, authority and legal right to execute, deliver and perform this Agreement.

(c)        Property Manager acknowledges and agrees that Owner is relying upon the representations and warranties set forth in Sections 9.07 (a) in entering into this Agreement, and Owner acknowledges and agrees that Property Manager is relying upon the representations and warranties set forth in Section 9.07 (b) in entering into this Agreement.

ARTICLE 10.             TERMINATION.

10.01.  Termination by Owner Without Cause.  This Agreement may be terminated by Owner at any time without cause and upon written notice to Property Manager by Owner, effective thirty (30) days from the date of such notice, which shall be considered the effective date of termination.

10.02.  Termination by Owner for Cause.  This Agreement may be terminated by Owner (or the Property Manager may be required by Owner to change its personnel assigned as Property Manager for the Property) at any time during the term hereof upon written notice to Property Manager effective immediately for any of the following causes:

(a)        If Property Manager shall suspend or discontinue business;

(b)        If a court shall enter a decree or order for relief in respect of Property Manager in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Property Manager or for any substantial part of its property, or for the winding-up, dissolution or liquidation of its affairs, and such decree or order shall continue unstayed and in effect for a period of sixty (60) consecutive days or if Property Manager shall consent to any of the foregoing;

(c)        If Property Manager shall commence a voluntary case or action under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy insolvency or other similar law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Property Manager or for any substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing that it is unable, or fail generally to pay its debts as such debts become due, or take action in furtherance of any of the foregoing;

(d)        If Property Manager is grossly negligent or engages in willful misconduct with respect to its duties or obligations to Owner under this Agreement; or

(e)        If Property Manager commits any other material default in the performance of any of its obligations under this Agreement, unless such default is cured with thirty (30) days after written notice of such default is given to Property Manager, or, if not curable within thirty (30) days, commenced within such thirty (30) days and diligently prosecuted to completion.

10.03.  Termination by Property Manager.  This Agreement may be terminated by Property Manager, without cause, upon thirty (30) days’ written notice to Owner. This Agreement may be terminated by Property Manager for cause if Owner commits any material default in the performance of any of its obligations under this Agreement, including, without limitation, its obligation to pay to Property Manager any fees due and payable under Section 3.01 above, and such default shall continue for a period of thirty (30) days after notice thereof by Property Manager to Owner.

10.04.  Orderly Transition. In the event of any termination or expiration of this Agreement, Property Manager shall use reasonable commercial efforts to effect an orderly transition of the management and operation of the Property to an agent designated by Owner and to cooperate with such agent, and the Accounts shall be promptly transferred as directed by Owner. Upon termination or expiration of this Agreement, Property Manager’s right to withdraw funds from the Accounts or any other account which contains funds collected in connection with the Property shall terminate. Property Manager shall remove all signs that it may have placed at the Property containing its name and repair any resulting damage. In addition, Property Manager shall deliver the following to Owner on or before thirty (30) days following the termination or expiration date:

(a)        A final accounting, reflecting the balance of income and expenses for the Property as of the date of termination or expiration;

(b)        Any monies due to Owner and any tenant security deposits held by Property Manager with respect to the Property; and

(c)        All keys, property, supplies, records, contracts, drawings, leases and correspondence, in existence at the time of termination or expiration and all other papers or documents pertaining to the Property. All data, information and documents shall at all times be the property of Owner.

10.05.  Rights Which Survive Termination or Expiration.    Termination and/or expiration of this Agreement shall in no event terminate or prejudice any right arising out of or accruing in connection with the terms of this Agreement attributable to events and circumstances occurring prior to termination or expiration of this Agreement, and/or all rights and obligations specified in this Agreement to survive such termination and/or expiration.

ARTICLE 11.               MISCELLANEOUS.

11.01.  Governing Law.   This Agreement shall be construed and enforced in accordance with the laws of the State in which the property is located without giving effect to the conflict of law principles of such State.

11.02.  Table of Contents and Headings.   The Table of Contents preceding this Agreement and the headings of the various articles and sections of this Agreement have been inserted for convenient reference only and shall not have the effect of modifying or amending the express terms and provisions of this Agreement.

11.03.  Entire Agreement.   This Agreement contains the entire agreement between the parties with regard to the subject matter hereof, and this Agreement shall not be amended, modified or cancelled except in writing signed by both parties or by their duly authorized agents.

11.04.  Successors and Assigns.   All terms, conditions and agreements herein set forth shall inure to the benefit of, and be binding upon the parties, and any and all of their respective permitted heirs, successors, representatives and assigns. Notwithstanding the foregoing, this Agreement may not be assigned by Property Manager nor shall Property Manager delegate any of its duties hereunder without Owner’s prior written consent, which consent may be granted or withheld in Owner’s sole and absolute discretion. Any attempted assignment or delegation by Property Manager hereunder in violation of this Section 11.04 shall be null and void and of no force or effect.

11.05.  Waiver.  The failure of either party to insist upon a strict performance of any of the terms or provisions of this Agreement or to exercise any option, right or remedy herein contained, shall not be construed as a waiver or as a relinquishment for the future of such terms, provisions, option, right or remedy, but the same shall continue and remain in full force and effect. No waiver by either party of any terms or provisions hereof shall be deemed to have been made unless expressed in writing and signed by such party. In the event of consent by Owner to an assignment of this Agreement, no further assignment shall be made without the express written consent of Owner.

11.06.  Severability.  Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws. However, if any provision of this Agreement is invalid under any applicable law, such provision shall be ineffective only to the extent of such invalidity without invalidating the remaining provisions of this Agreement and, to the fullest extent possible, this Agreement shall be interpreted so as to give effect to the stated written intent of the parties.

11.07.	Time. Time is of the essence of this Agreement.

11.08.  Attorneys’ Fees.  In the event of any legal or equitable proceeding for enforcement of any of the terms or conditions of this Agreement, or any alleged disputes, breaches, defaults or misrepresentations in connection with any provision of this Agreement, the prevailing party in such proceeding, or the non-dismissing party where the dismissal occurs other than by reason of a settlement, shall be entitled to recover its reasonable costs and expenses, including without limitation reasonable attorneys’ fees and costs, paid or incurred in good faith at the pre-trial, trial and appellate levels, and in enforcing any award or judgment granted pursuant thereto. Any award, judgment or order entered in any such proceeding shall contain a specific provision providing for the recovery of attorneys’ fees and costs incurred in enforcing such award or judgment, including without limitation (a) post-award or post-judgment motions, (b) contempt proceedings, (c) garnishment, levy, and debtor and third party examinations, (d) discovery and (e) bankruptcy litigation. The “prevailing party”, for purposes of this Agreement, shall be deemed to be that party that obtains substantially the result sought, whether by dismissal, award or judgment.

11.09.  Further Acts.  Owner and Property Manager shall execute such other documents and perform such other acts as may be reasonably necessary and/or helpful to carry out the purposes of this Agreement.

11.10.  No Advertising.  No publication, announcement or other public advertisement of the name of Owner in connection with the Property shall be made by Property Manager, except as may be required by applicable law or with the prior written consent of Owner.

11.11.  Signs.   Signs and building directories are prohibited unless specifically approved by Owner. Property Manager may place reasonable leasing signs as required with the prior approval of Owner. All signs must meet all requirements of local sign codes and ordinances.

11.12.  Exculpatory Clause; Waivers of Jury Trial and Punitive Damages.   Property Manager and Owner agree that no principal, officer, director, shareholder, partner, member, investor, manager, representative, trustee, officer, employee or agent of either Owner or Property Manager, or any of either party’s members or partners shall be personally liable for any of the obligations of Owner or Property Manager hereunder and that Property Manager and Owner must look solely to the assets of either Property Manager or Owner for the enforcement of any claims against either entity arising hereunder.

    In addition, both Owner and Property Manager hereby waive in connection with any claim arising out of the obligations under this Agreement any right it may have to a jury trial and any punitive or consequential damages.

11.13.  Notices.  Any notice required or desired to be given under this Agreement shall be given in writing and shall be deemed sufficiently given and served for all purposes when personally delivered or delivered by any generally recognized courier, or by certified or registered mail, addressed to the appropriate address shown below. Any notice given by depositing it in the United States mail as certified or registered mail, postage prepaid, shall be deemed given five (5) business days after deposit.

Owner:	KBS Legacy Partners Crystal LLC c/o KBS Capital Advisors, LLC 620 Newport Center Drive, Suite 1300 Newport Beach, California 92660 Attn: David Snyder

With a copy to:	KBS Legacy Partners Crystal LLC c/o Legacy Partners Residential Realty LLC 4000 E. Third Avenue, Sixth Floor Foster City, California 94404 Attn: Jeffrey K. Byrd

With a copy to:	KBS Legacy Partners Crystal LLC c/o Legacy Partners Residential Realty LLC 4000 E. Third Avenue, Sixth Floor Foster City, California 94404 Attn: W. Dean Henry/Guy K. Hays

Property Manager:	Bozzuto Management Company 7850 Walker Drive, Suite 400 Greenbelt, Maryland 20770 Attn: Julie A. Smith, President

With a copy to:	Gallagher Evelius & Jones LLP 218 North Charles Street, Suite 400 Baltimore, Maryland 21201 Attn: Saul E. Gilstein, Esquire

11.14.    Counterparts.  This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all such executed counterparts together shall constitute one and the same instrument.

11.15    Accessibility Provisions.  Property Manager will not provide design or construction advice or consultation in any new construction or renovation of the Property with respect to compliance with accessibility requirements under the Fair Housing Act or the Americans with Disabilities Act (collectively, “FHA/ADA Requirements”).

    Notwithstanding anything in this Agreement to the contrary, Owner shall indemnify, defend and hold harmless Property Manager and its stockholders, directors, officers, employees and agents from and against any and all claims, actions, suits, proceedings, losses, costs and expenses, including reasonable attorneys’ fees and disbursements, relating to Owner’s failure to comply with the FHA/ADA Requirements or the ADA provisions for removal of barriers to accessibility for the disabled or any other comparable federal, state or local laws, and for Owner’s refusal, after notice from Property Manager, to approve and implement changes in the physical improvements, lease documents, or policies and procedures necessary for compliance with all such non-discrimination laws.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the Effective Date.

OWNER:	KBS LEGACY PARTNERS CRYSTAL LLC, a Delaware limited liability company

	By:	KBS LEGACY PARTNERS PROPERTIES LLC, a Delaware limited liability company, its sole member

		By:	KBS LEGACY PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership, its sole member

			By:	KBS LEGACY PARTNERS APARTMENT REIT, INC., a Maryland corporation, its sole general partner

By: /s/ W. Dean Henry
Name: W. Dean Henry
Title: Chief Executive Officer

PROPERTY MANAGER:	BOZZUTO MANAGEMENT COMPANY,
a Maryland corporation

	By:	/s/ Richard L. Mostyn

Name:	Richard L. Mostyn
Its:	Chief Financial Officer

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

All that certain property located in Frederick County, Maryland more particularly described as follows:

Section 3-R, containing 16.345 acres of land, more or less, as set forth on plat entitled “Consolidated Plat, Section 3-R, Waterford”, as recorded in Plat Book 45 at Plat 105, among the Land Records of Frederick County, Maryland.

TAX I.D. No. 02-155591

A-1

EXHIBIT B

RENTAL GUIDELINES

Property Manager may enter into new leases for space at the Property and renew or extend existing leases without Owner’s prior written consent provided that each such lease:

1)	for residential apartment units:

a)	is documented using, and does not materially deviate from, the standard lease form attached as Exhibit C to this Agreement, other than changes required by law or any governmental agency; and

b)	shall be for initial terms of at least six (6) months and not more than twelve (12) months, unless a longer lease is included in the Annual Business Plan.

2)	provides for rental rates and terms no less than the suggested daily rates provided by YieldStar unless otherwise approved by Owner.

3)	is not for a corporate apartment unit except that the Property Manager may enter into an arms-length lease for corporate apartment units of up to ten percent (10%) of the total number of apartment units, unless the Annual Business Plan provides for more than ten percent (10%) of the total number of apartment units to be available as corporate apartment units; provided, however, unless otherwise approved by Owner Property Manager will not allow more than 10 corporate leases to expire in any given month.

4)	is an arms-length transaction with a tenant that is not an Affiliate of Owner or Property Manager (with the exception of apartment units which may be leased to employees of an Affiliate of the Owner or Property Manager as designated in, and at rental rates no less than those set forth in, the Annual Business Plan).

5)	Equal Housing Opportunity: Property Manager will do business in accordance with the Federal Fair Housing Law.

6)	Resident Income: Except as approved by Owner in writing, prospective residents will have monthly income which will at a minimum be three times the monthly rent.

7)	Credit: All prospective residents must have satisfactory credit as determined in the best judgment of Property Manager. As evidence of prospective residents’ satisfactory credit history, Property Manager shall procure a background check and credit report for prospective tenants from a national reporting agency.

8)	Employment: Property Manager shall confirm employment and salary for prospective tenants for at least the prior three years by, among other satisfactory methods, contacting prior employers of prospective tenants.

9)	Previous Residence: If appropriate, Property Manager shall confirm satisfactory residency for prospective tenants, including without limitation, contacting previous landlords of prospective tenants.

10)	Rental Guideline Changes: Any material changes in the above guidelines shall be submitted to the Owner for review and approval

B-1

EXHIBIT C

STANDARD RESIDENTIAL LEASE FORM

D-2

Apartment Lease Contract

NATIONAL APARTMENT ASSOCIATION

Date of Lease Contract: ______________________
(when the Lease Contract is filled out)

This is a binding document. Read carefully before signing.

Moving In -- General Information

1. **PARTIES.** This Lease Contract (sometimes referred to as the "lease") is between *you*, the resident(s) *(list all people signing the Lease Contract)*:
____
____
____
______________________ and *us*, the owner:
____
____
(name of apartment community or title holder). You've agreed to rent Apartment No. __________, at ______________________ (street address) in ______________________ (city), Maryland, __________ (zip code) for use as a private residence only. The terms "you" and "your" refer to all residents listed above. The terms "we," "us," and "our" refer to the owner listed above (or any of owner's successors' in interest or assigns). Written notice to or from our managers constitutes notice to or from us. If anyone else has guaranteed performance of this Lease Contract, a separate Lease Contract Guaranty for each guarantor is attached.

2. **OCCUPANTS.** The apartment will be occupied only by you and *(list all other occupants not signing the Lease Contract)*:
____
____
____
No one else may occupy the apartment. Persons not listed above must not stay in the apartment for more than ______ consecutive days without our prior written consent, and no more than twice that many days in any one month. If the previous space isn't filled in, two days per month is the limit.

3. **LEASE TERM.** The initial term of the Lease Contract begins on the ______ day of ______________, ______, and ends at midnight the ______ day of ______________, ______.

Your Initials (Resident's) __________ (Residents must initial this paragraph)

This Lease Contract will automatically renew month-to-month unless either party gives at least ______ days written notice of termination or intent to move-out as required by paragraph 37. If the number of days isn't filled in, at least 30 days notice is required. This paragraph must be initialed by you because it contains an automatic month-to-month renewal provision. Please see paragraph 38 pertaining to Rent Increases and Lease Contract Changes which can go into effect for month-to-month renewals at the end of the lease term or renewal periods.

4. **SECURITY DEPOSIT.** Unless modified by addenda, the total security deposit at the time of execution of this Lease Contract for all residents in the apartment is $__________, due on or before the date this Lease Contract is signed.

An animal deposit will be stated in any animal addendum. The total deposits will not exceed the equivalent of two (2) month's rent. This lease and any Animal Addendum will constitute your receipt for the security deposit(s). Your security deposit(s) will be deposited and held in an interest bearing account in a federally insured banking institution located in Maryland. That account will be devoted solely to security deposits. At the time your deposit is due to be returned, we will pay you simple interest, not compounded, which accrues at six-month intervals, at the rate of three percent (3%) per year on your deposits, to the extent funds are to be returned to you. See paragraphs 41 and 42 for security deposit return information.

NOTIFICATION OF YOUR RIGHTS REGARDING SECURITY DEPOSITS. Under Maryland Code 8-203 you have the following rights:

1. The security deposit or any portion of it may be withheld for unpaid rent, damage due to breach of lease or for damage by you or your family, agents, employees, guests or invitees in excess of ordinary wear and tear to the leased premises, common areas, major appliances, and furnishings owned by us.
2. You have the right to be present when we or our agent inspects the premises in order to determine if any damage was done to the premises, if you notify us by certified mail of your intention to move, the date of moving, and your new address.
3. Your notice requesting a move-out inspection in our presence must be furnished to us by mail at least fifteen (15) days prior to the date you move.
4. Upon receipt of your notice to move, we will notify you by certified mail of the time and date the premises are to be inspected.
5. The date of inspection will take place within five (5) days before or five (5) days after the date of moving that is designated in your notice.
6. Failure by us to comply with this requirement forfeits our right to withhold any part of the security deposit for damages.
7. The security deposit is not liquidated damages and may not be forfeited to us for breach of the rental agreement, except in the amount that we are actually damaged by your breach.
8. In calculating the damages for lost future rents, any amount of rents received by us for the premises during the remainder, if any, of your lease term, will reduce the damages you owe us by a like amount.

Under Maryland Code 8-203.1 this Lease also constitutes your receipt for payment of a security deposit. We acknowledge receipt of security deposit(s) from you in the amount of $ __________. You have the following rights with regard to this security deposit(s):

(1) You have the right to have your dwelling unit (apartment) inspected by us in your presence for the purpose of making a written list of damages that exist at the commencement of the tenancy if you request an inspection by certified mail within fifteen (15) days of your occupancy (the date you move in);
(2) You have the right to be present when we inspect the premises at the end of your tenancy in order to determine if any damage was done to the premises if you notify us by certified mail at least fifteen (15) days prior to the date of your intended move, of your intention to move, the date of moving, and your new address;
(3) We are obligated to conduct the move-out inspection within five (5) days before or after your stated date of intended moving;
(4) We are obligated to notify you in writing of the time and date of the inspection;
(5) You have the right to receive, by first class mail, delivered to your last known address, a written list of the charges against your security deposit claimed by us and the actual costs, within forty five (45) days after the termination of the tenancy;
(6) We are obligated to return any unused portion of your security deposit, by first class mail, addressed to your last known address within forty five (45) days after the termination of your tenancy; and
(7) Our failure to comply with the security deposit law may result in us being liable to you for a penalty of up to three (3) times the security deposit withheld, plus reasonable attorney's fees;
(8) We will retain a copy of this receipt for a period of two (2) years after the termination of your tenancy, abandonment of the premises, or your eviction, as the case may be;
(9) We will be liable to you for the sum of $25 if we fail to provide you a written receipt for the security deposit.

5. **KEYS AND FURNITURE.** You will be provided ______ apartment key(s), ______ mailbox key(s), and ______ other access devices for ______________. Your apartment will be *[check one]*: ☐ furnished or ☐ unfurnished.

6. **RENT AND CHARGES.** Unless modified by addenda, you will pay $__________ per month for rent, payable in advance and without demand:
☐ at the on-site manager's office, or
☐ at our online payment site, or
☐ at ______________________

Prorated rent of $__________ is due for the remainder of the *[check one]*: ☐ 1st month or ☐ 2nd month, on ______________, ______.

Otherwise, you must pay your rent on or before the 1st day of each month (due date) with no grace period. Cash is unacceptable without our prior written permission. You must not withhold or offset rent unless authorized by statute. We may, at our option, require at any time that you pay all rent and other sums in cash, certified or cashier's check, money order, or one monthly check rather than multiple checks. Upon your request or in the event we elect to accept cash, we will provide you with a receipt for payment of rent, security deposit, or other fee or charge paid which states the amount received and the amount of time or obligation it covers. If you don't pay all rent on or before the ______ day of the month, you'll pay an initial late charge of $__________ plus a late charge of $__________ per day after that date until paid in full. In the alternative, we may simply charge you ______ % of your monthly rent payment as a late fee. The total amount of your late charges shall not exceed five percent (5%) of your monthly rent payment. Daily late charges will not exceed 15 days for any single month's rent. You'll also pay a charge of $__________ for each returned check or rejected electronic payment, plus initial and daily late charges from due date until we receive acceptable payment. If you don't pay rent on time, you'll be delinquent and all remedies under this Lease Contract will be authorized. We'll also have all other remedies for such violation. All sums of money or other charges, including payments for damages and/or repairs, required to be paid by you to us or to any other persons under the terms of this Lease, whether or not the same is designated as "rent" or as "additional rent," will be deemed to be rent and will be collectible as such.

7. **UTILITIES.** We'll pay for the following items, if checked:

☐ water ☐ gas ☐ electricity ☐ master antenna
☐ wastewater ☐ trash ☐ cable TV ☐ other __________

You'll pay for all other utilities, related deposits, and any charges, fees, or services on such utilities. You must not allow utilities to be disconnected--including disconnection for not paying your bills--until the lease term or renewal period ends. Cable channels that are provided may be changed during the lease term if the change applies to all residents. Utilities may be used only for normal household purposes and must not be wasted. If your electricity is ever interrupted, you must use only battery-operated lighting. If any utilities are submetered for the apartment, or prorated by an allocation formula, we will attach an addendum to this Lease Contract in compliance with state agency rules or city ordinance.

8. **INSURANCE.** We do not maintain insurance to cover your personal property or personal injury. We are not responsible to any resident, guest, or occupant for damage or loss of personal property or personal injury from (including but not limited to) fire, smoke, rain, flood, water and pipe leaks, hail, ice, snow, lightning, wind, explosions, earthquake, interruption of utilities, theft, hurricane, negligence of other residents, occupants, or invited/uninvited guests or vandalism unless otherwise required by law.

We urge you to get your own insurance for losses to your personal property or injuries due to theft, fire, water damage, pipe leaks and the like.

05062013SAMPLE01

NOT A VALID SAMPLE FORM

© 2012, National Apartment Association, Inc. - 5/2012, Maryland

Page 1 of 6

Additionally, you are *[check one]* ☐ required to purchase personal liability insurance ☐ not required to purchase personal liability insurance. If no box is checked, personal liability insurance is not required. If required, failure to maintain personal liability insurance is an incurable breach of this Lease Contract and may result in the termination of tenancy and eviction and/or any other remedies as provided by this Lease Contract or state law.

9. **LOCKS AND LATCHES.** Keyed lock(s) will be rekeyed after the prior resident moves out. The rekeying will be done either before you move in or, if the apartment has a keyless deadbolt on each exterior door, within 10 days after you move in.

You may at any time ask us to: (1) install one keyed deadbolt lock on an exterior door if it does not have one; (2) install a bar and/or sliding door pinlock on each sliding glass door; (3) install one keyless deadbolt on each exterior door; (4) install one doorviewer on each exterior door; and (5) change or rekey locks or latches during the lease term. We must comply with those requests, but you must pay for them.

What You Are Now Requesting. You now request the following to be installed at your expense (if one is not already installed), subject to any statutory restrictions on what you may request:

- ☐ keyed deadbolt lock
- ☐ keyless deadbolt
- ☐ sliding door bar
- ☐ doorviewer
- ☐ sliding door pinlock

Payment for Rekeying, Repairs, Etc. You must pay for all repairs or replacements arising from misuse or damage to devices by you or your family, occupants, or guests during your occupancy. You may be required to pay in advance if we notify you within a reasonable time after your request that you are more than 30 days delinquent in reimbursing us for repairing or replacing a device which was misused or damaged by you, your guest or an occupant; or if you have requested that we repair, install, change or rekey the same device during the 30 days preceding your request and we have complied with your request.

Special Provisions and "What If" Clauses

10. **SPECIAL PROVISIONS.** The following special provisions and any addenda or written rules furnished to you at or before signing will become a part of this Lease Contract and will supersede any conflicting provisions of this printed lease form.

____

____

____

____

____

____

____

See any additional special provisions.

11. **EARLY MOVE-OUT.** If you:

(1) move out without paying rent in full for the entire lease term or renewal period; or
(2) move out at our demand because of your default; or
(3) are judicially evicted.

You will be liable for all rent owed at the time and as it becomes due under the terms of your lease agreement until the apartment is re-rented.

12. **REIMBURSEMENT.** You must promptly reimburse us for loss, damage, government fines, or cost of repairs or service in the apartment community due to a violation of the Lease Contract or rules, improper use, or negligence by you or your guests or occupants. Unless the damage or wastewater stoppage is due to our negligence, we're not liable for—and you must pay for—repairs, replacement costs, and damage to the following if occurring during the lease term or renewal period: (1) damage to doors, windows, or screens; (2) damage from windows or doors left open; and (3) damage from wastewater stoppages caused by improper objects in lines exclusively serving your apartment. We may require payment at any time, including advance payment of repairs for which you're liable. Delay in demanding sums you owe is not a waiver.

13. **CONTRACTUAL LIEN AND PROPERTY LEFT IN APARTMENT.** Once this lease is terminated by action of the parties or operation of law and all property therein is abandoned, all property in the apartment is (unless not permitted or exempt under state law) subject to a contractual lien to secure payment of delinquent rent, and landlord may seek a court order that the property be sold to offset any rent due.

Removal After We Exercise Lien for Rent. If the lease is terminated by reason of your rent being delinquent, to the extent permitted by law, our representative may seek to obtain a judicial order of court so that a court officer may peacefully enter the apartment and remove and/or store all property subject to lien for public sale.

Removal After Surrender, Abandonment or Eviction. To the extent permitted by law, we or law officers may remove and/or store all property remaining in the apartment or in common areas (including any vehicles you or any occupant or guest owns or uses) if you are judicially evicted or if you surrender or abandon the apartment.

Storage. Pending public sale, we will store all property removed. We may store, but have no duty to store, property removed after judicial eviction, surrender, or abandonment of the apartment. We are not liable for casualty loss, damage, or theft except for property removed under a lien. You must pay reasonable charges for our packing, removing, storing, and selling any property. To the greatest extent permitted by Maryland law, we have a lien, or shall seek to obtain a lien, on all property removed and stored after surrender, abandonment, or judicial eviction for all sums you owe.

Redemption. If we've seized and stored property under a contractual lien for rent as authorized by the state statute, you may redeem the property by paying all delinquent rent due at the time of seizure. But if notice of sale (set forth as follows) is given before you seek redemption, you may redeem only by paying the delinquent rent and reasonable charges for packing, removing, and storing. If we've removed and stored property after surrender, abandonment, or judicial eviction, you may redeem only by paying all sums you owe, including rent, charges, storage, damages, etc. We may return redeemed property at the place of storage, the management office, or the apartment (at our option). We may require payment by cash, money order, or certified check.

Disposition or Sale. Except for animals and property removed after the death of a sole resident, we may, to the extent permitted by law, throw away or give to a charitable organization all items of personal property that are left in the apartment after surrender or abandonment. Animals removed after surrender, abandonment, or eviction may be kenneled or turned over to local authorities or humane societies. Property not thrown away or given to charity may be disposed of only by sale, in compliance with Maryland law.

14. **FAILING TO PAY FIRST MONTH'S RENT.** If you don't pay the first month's rent when or before the Lease Contract begins, all future rent will be automatically accelerated without notice and immediately due. We also may seek to end your right of occupancy and recover damages, future rent, attorney's fees, court costs, and other lawful charges.

15. **RENT INCREASES AND LEASE CONTRACT CHANGES.** No rent increases or Lease Contract changes are allowed before the initial Lease Contract term ends, except for changes allowed by any special provisions in paragraph 10, by a written addendum or amendment signed by you and us, or by reasonable changes of apartment rules allowed under paragraph 18.

Your Initials (Resident's) __________ **(Residents must initial this paragraph)**

If at least 5 days before the advance notice deadline referred to in paragraph 3, we give you written notice of rent increases or lease changes effective when the lease term or renewal period ends, this Lease Contract will automatically continue month-to-month with the increased rent or lease changes. The new modified Lease Contract will begin on the date stated in the notice (without necessity of your signature) unless you give us written move-out notice under paragraph 37. Please see Paragraph 3 pertaining to the Lease Term.

16. **DELAY OF OCCUPANCY.** If occupancy is or will be delayed for construction, repairs, cleaning, or a previous resident's holding over, we're responsible for the delay only to the extent provided by law. Rent abatement or lease termination does not apply if delay is for cleaning or repairs that don't prevent you from occupying the apartment, such cleaning or repairs do not materially affect the life, health, or safety of ordinary persons, and habitation is possible with reasonable safety. If the delay in providing possession is due to another resident's holding over, we are entitled to bring an action of eviction and damages against the resident holding over and join you as a party to that action.

If there is a delay in providing you with possession of the apartment, you may terminate, cancel, or rescind your lease up to the date when the apartment is ready for occupancy (the time at which we are ready to deliver possession to you), but not later.

17. **DISCLOSURE RIGHTS.** If someone requests information on you or your rental history for law-enforcement, governmental, or business purposes, we may provide it.

While You're Living in the Apartment

18. **COMMUNITY POLICIES OR RULES.** You and all guests and occupants must comply with any written apartment rules and community policies, including instructions for care of our property. Our rules are considered part of this Lease Contract. We may make reasonable changes to written rules, effective immediately, if they are distributed and applicable to all units in the apartment community and do not change dollar amounts on page 1 of this Lease Contract.

19. **LIMITATIONS ON CONDUCT.** The apartment and other areas reserved for your private use must be kept clean. Trash must be disposed of at least weekly in appropriate receptacles in accordance with local ordinances. Passageways may be used only for entry or exit. Any swimming pools, saunas, spas, tanning beds, exercise rooms, storerooms, laundry rooms, and similar areas must be used with care in accordance with apartment rules and posted signs. Glass containers are prohibited in all common areas. You, your occupants, or guests may not anywhere in the apartment community: use candles or use kerosene lamps or kerosene heaters without our prior written approval; cook on balconies or outside; or solicit business or contributions. Conducting any kind of business (including child care services) in your apartment or in the apartment community is prohibited—except that any lawful business conducted "at home" by computer, mail, or telephone is permissible if customers, clients, patients, or other business associates do not come to your apartment for business purposes. We may regulate: (1) the use of patios, balconies, and porches; (2) the conduct of furniture movers and delivery persons; and (3) recreational activities in common areas. You'll be liable to us for damage caused by you or any guests or occupants.

We may exclude from the apartment community guests or others who, in our judgment, have been violating the law, violating this Lease Contract or any apartment rules, or disturbing other residents, neighbors, visitors, or owner representatives. We may also exclude from any outside area or common area a person who refuses to show photo identification or refuses to identify himself or herself as a resident, occupant, or guest of a specific resident in the community.

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You agree to notify us if you or any occupants are convicted of any felony, or misdemeanor involving a controlled substance, violence to another person or destruction of property. You also agree to notify us if you or any occupant registers as a sex offender in any state. Informing us of criminal convictions or sex offender registry does not waive our right to evict you.

20. **PROHIBITED CONDUCT.** You and your occupants or guests may not engage in the following activities: behaving in a loud or obnoxious manner; disturbing or threatening the rights, comfort, health, safety, or convenience of others (including our agents and employees) in or near the apartment community; disrupting our business operations; manufacturing, delivering, possessing with intent to deliver, or otherwise possessing a controlled substance or drug paraphernalia; engaging in or threatening violence; possessing a weapon prohibited by state law; discharging a firearm in the apartment community; displaying or possessing a gun, knife, or other weapon in the common area in a way that may alarm others; storing anything in closets having gas appliances; tampering with utilities or telecommunications; bringing hazardous materials into the apartment community; or injuring our reputation by making bad faith allegations against us to others.

21. **PARKING.** We may regulate the time, manner, and place of parking cars, trucks, motorcycles, bicycles, boats, trailers, and recreational vehicles by anyone. We may have unauthorized or illegally parked vehicles towed under an appropriate statute. A vehicle is unauthorized or illegally parked in the apartment community if it:
(1) has a flat tire or other condition rendering it inoperable; or
(2) is on jacks, blocks or has wheel(s) missing; or
(3) has no current license or no current inspection sticker; or
(4) takes up more than one parking space; or
(5) belongs to a resident or occupant who has surrendered or abandoned the apartment; or
(6) is parked in a marked handicap space without the legally required handicap insignia; or
(7) is parked in a space marked for manager, staff, or guest at the office; or
(8) blocks another vehicle from exiting; or
(9) is parked in a fire lane or designated "no parking" area; or
(10) is parked in a space marked for other resident(s) or unit(s); or
(11) is parked on the grass, sidewalk, or patio; or
(12) blocks garbage trucks from access to a dumpster.

22. **RELEASE OF RESIDENT.** Unless you're entitled to terminate this Lease Contract under paragraphs 10, 16, 23, 31, or 37, you won't be released from this Lease Contract for any reason—including but not limited to voluntary or involuntary school withdrawal or transfer, voluntary or involuntary job transfer, marriage, separation, divorce, reconciliation, loss of co-residents, loss of employment, bad health, or death.

23. **MILITARY PERSONNEL CLAUSE.** You may terminate the Lease Contract if you enlist or are drafted or commissioned and on active duty in the U.S. Armed Forces. You also may terminate the Lease Contract if:
(1) you are (i) a member of the U.S. Armed Forces or reserves on active duty or (ii) a member of the National Guard called to active duty for more than 30 days in response to a national emergency declared by the President; and
(2) you (i) receive orders for permanent change-of-station, (ii) receive orders to deploy with a military unit or as an individual in support of a military operation for 90 days or more, or (iii) are relieved or released from active duty.

After you deliver to us your written termination notice, the Lease Contract will be terminated under this military clause 30 days thereafter, provided however, you shall be liable for the full payment of rent until such date of termination (not to exceed 30 days from the date you provide such written notice). You must furnish us a copy of your military orders, such as permanent change-of-station orders, call-up orders, or deployment orders or written notification from your commanding officer. Military permission for base housing does not constitute change-of-station order. After you move out, we'll return your security deposit, less lawful deductions. For the purposes of this Lease Contract, orders described in (2) above will only release the resident who qualifies under (1) and (2) above and receives the orders during the Lease Contract term and such resident's spouse or legal dependents living in the resident's household. A co-resident who is not your spouse or dependent cannot terminate under this military clause. Unless you state otherwise in paragraph 30, you represent when signing this Lease Contract that: (1) you do not already have deployment or change-of-station orders; (2) you will not be retiring from the military during the Lease Contract term; and (3) the term of your enlistment or obligation will not end before the Lease Contract term ends. Even if you are entitled to terminate this Lease Contract under this paragraph, liquidated damages for making a false representation of the above will be the amount of unpaid rent for the remainder of the lease term when and if you move out, less rents from others received in mitigation under paragraph 32. You must immediately notify us if you are called to active duty or receive deployment or permanent change-of-station orders.

24. **RESIDENT SAFETY AND PROPERTY LOSS.** You and all occupants and guests must exercise due care for your own and others' safety and security, especially in the use of smoke detectors, keyed deadbolt locks, keyless bolting devices, window latches, and other safety or security devices. You agree to make every effort to follow the Security Guidelines on page 5.

Smoke Detectors. We'll furnish smoke detectors as required by statute and we'll test them.

☐ **THIS RESIDENTIAL DWELLING UNIT CONTAINS ALTERNATING CURRENT (AC) ELECTRIC SERVICE. IN THE EVENT OF A POWER OUTAGE, AN ALTERNATING CURRENT (AC) POWERED SMOKE DETECTOR WILL NOT PROVIDE AN ALARM. THEREFORE THE OCCUPANT SHOULD OBTAIN A DUAL POWERED SMOKE DETECTOR OR A BATTERY POWERED SMOKE DETECTOR.**

☐ This residential dwelling unit contains battery powered smoke detector(s). We will provide working batteries when you first take possession. After that, you must pay for and replace batteries as needed unless the law provides otherwise. We may replace dead or missing batteries at your expense, without prior notice to you.

You must immediately report smoke-detector malfunctions to us. Neither you nor others may disable smoke detectors. If you damage or disable the smoke detector or remove a battery without replacing it with a working battery, you may be liable to us under state statute for $100 plus one month's rent, actual damages, and attorney's fees. If you disable or damage the smoke detector, or fail to replace a dead battery or report malfunctions to us, you will be liable to us and others for any loss, damage, or fines from fire, smoke, or water.

Casualty Loss. We're not liable to any resident, guest, or occupant for personal injury or damage or loss of personal property from any cause, including but not limited to: fire, smoke, rain, flood, water and pipe leaks, hail, ice, snow, lightning, wind, explosions, earthquake, interruption of utilities, theft, or vandalism unless otherwise required by law. Unless we instruct otherwise, you must—for 24 hours a day during freezing weather—(1) keep the apartment heated to at least 50 degrees; (2) keep cabinet and closet doors open; and (3) drip hot and cold water faucets. You'll be liable for damage to our and others' property if damage is caused by broken water pipes due to your violating these requirements. If you ask our representatives to perform services not contemplated in this Lease Contract, you will indemnify us and hold us harmless from all liability for those services.

Crime or Emergency. Dial 911 or immediately call local medical emergency, fire, or police personnel in case of accident, fire, smoke, or suspected criminal activity or other emergency involving imminent harm. You should then contact our representative. You won't treat any of our security measures as an express or implied warranty of security, or as a guarantee against crime or of reduced risk of crime. Unless otherwise provided by law, we're not liable to you or any guests or occupants for injury, damage, or loss to person or property caused by criminal conduct of other persons, including theft, burglary, assault, vandalism, or other crimes. We're not obliged to furnish security personnel, security lighting, security gates or fences, or other forms of security unless required by statute. We're not responsible for obtaining criminal-history checks on any residents, occupants, guests, or contractors in the apartment community. If you or any occupant or guest is affected by a crime, you must make a written report to our representative and to the appropriate local law-enforcement agency. You must also furnish us with the law-enforcement agency's incident report number upon request.

25. **CONDITION OF THE PREMISES AND ALTERATIONS.** You accept the apartment, fixtures, and furniture as is, except for conditions materially affecting the life, health or safety of ordinary persons. We disclaim all implied warranties. You'll be given an Inventory and Condition form on or before move-in. You must note on the form all defects or damage and return it to our representative. Otherwise, everything will be considered to be in a clean, safe, and good working condition.

You must use customary diligence in maintaining the apartment and not damaging or littering the common areas. Unless authorized by statute or by us in writing, you must not perform any repairs, painting, wallpapering, carpeting, electrical changes, or otherwise alter our property. No holes or stickers are allowed inside or outside the apartment. But we'll permit a reasonable number of small nail holes for hanging pictures on sheetrock walls and in grooves of wood-paneled walls, unless our rules state otherwise. No water furniture, washing machines, additional phone or TV-cable outlets, alarm systems, or lock changes, additions, or rekeying is permitted unless statutorily allowed or we've consented in writing. You may install a satellite dish or antenna provided you sign our satellite dish or antenna lease addendum which complies with reasonable restrictions allowed by federal law. You agree not to alter, damage, or remove our property, including alarm systems, smoke detectors, furniture, telephone and cable TV wiring, screens, locks, and security devices. When you move in, we'll supply light bulbs for fixtures we furnish, including exterior fixtures operated from inside the apartment; after that, you'll replace them at your expense with bulbs of the same type and wattage. Your improvements to the apartment (whether or not we consent) become ours unless we agree otherwise in writing.

26. **REQUESTS, REPAIRS, AND MALFUNCTIONS.** IF YOU OR ANY OCCUPANT NEEDS TO SEND A NOTICE OR REQUEST—FOR EXAMPLE, FOR REPAIRS, INSTALLATIONS, SERVICES, OR SECURITY-RELATED MATTERS—IT MUST BE SIGNED AND IN WRITING TO OUR DESIGNATED REPRESENTATIVE (except in case of fire, smoke, gas, explosion, overflowing sewage, uncontrollable running water, electrical shorts, or crime in progress). Our written notes on your oral request do not constitute a written request from you.

Our complying with or responding to any oral request regarding security or non-security matters doesn't waive the strict requirement for written notices under this Lease Contract. You must promptly notify us in writing of: water leaks; electrical problems; malfunctioning lights; broken or missing locks or latches; and other conditions that pose a hazard to property, health, or safety. We may change or install utility lines or equipment serving the apartment if the work is done reasonably without substantially increasing your utility costs. We may turn off equipment and interrupt utilities as needed to avoid property damage or to perform work. If utilities malfunction or are damaged by fire, water, or similar cause, you must notify our representative immediately. Air conditioning problems are not emergencies. If heat or air conditioning or other equipment malfunctions, you must notify our representative as soon as possible on a business day. We'll act with customary diligence to make repairs and reconnections. Rent will not abate in whole or in part.

If we believe that fire or catastrophic damage is substantial, or that performance of needed repairs poses a danger to you, we may terminate this Lease Contract within a reasonable time by giving you written notice. If the Lease Contract is so terminated, we'll refund prorated rent and all deposits, less lawful deductions.

27. **ANIMALS.** No animals (including mammals, reptiles, birds, fish, rodents and insects) are allowed, even temporarily, anywhere in the apartment or apartment community unless we've so authorized in writing. If we allow an animal, you must sign a separate animal addendum, which may require additional deposits, rents, fees or other charges. An animal deposit is considered a general security deposit. You must remove an illegal animal within 24 hours of notice from us, or you will be considered in default of this Lease Contract. We will authorize a support animal for a disabled (handicapped) or elderly person. We may require a written statement from a qualified professional verifying the need for the support animal. You must not feed stray or wild animals.

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28. **WHEN WE MAY ENTER.** If you or any guest or occupant is present, then repairers, servicers, contractors, our representatives or other persons listed in (2) below may peacefully enter the apartment at reasonable times for the purposes listed in (2) below. If nobody is in the apartment, such persons may enter peacefully and at reasonable times by duplicate or master key (or by breaking a window or other means when necessary in emergencies) if:

(1) written notice of the entry is left in a conspicuous place in the apartment immediately after the entry; and

(2) entry is for: responding to your request; making repairs or replacements; estimating repair or refurbishing costs; performing pest control; doing preventive maintenance; changing filters; testing or replacing smoke-detector batteries; retrieving unreturned tools, equipment or appliances; leaving notices; delivering, installing, reconnecting, or replacing appliances, furniture, equipment, or security devices; removing or rekeying unauthorized security devices; inspecting when immediate danger to person or property is reasonably suspected; allowing persons to enter as you authorized in your rental application (if you die, are incarcerated, etc.); allowing entry by a law officer with a search or arrest warrant, or in hot pursuit; showing apartment to prospective residents (after move-out or vacate notice has been given); or showing apartment to government inspectors for the limited purpose of determining housing and fire ordinance compliance by us and to lenders, appraisers, contractors, prospective buyers, or insurance agents; in connection with inspection, response to, or compliance with any citation for an alleged housing code violation.

(3) We may enter the premises after due notice to you and without reasonable objection during business hours. If practical under the circumstances, we will attempt to provide at least 24 hours advance written notice of our intent to enter for the above purposes. We may enter the premises immediately without notice under the following circumstances: an emergency situation; when we have good cause to believe you may have damaged the premises; if we reasonably believe you are in violation of federal, state or county laws; to stop excessive or unreasonable noise that is disturbing the quiet enjoyment of other residents; to remove health or safety hazards; or to deal with or respond to any situation which is of immediate threat or danger to the health, safety, or welfare of our residents or their property, an animal, or our apartment community and your premises.

(4) You are deemed to have given us permission to enter the premises in connection with any request for services, maintenance, or repairs or to respond to housing code complaints. You agree to cooperate fully in providing us access to the premises for the same without delay or interference.

29. **MULTIPLE RESIDENTS OR OCCUPANTS.** Each resident is jointly and severally liable for all lease obligations. If you or any guest or occupant violates the Lease Contract or rules, all residents are considered to have violated the Lease Contract. Our requests and notices (including sale notices) to any resident constitute notice to all residents and occupants. Notices and requests from any resident or occupant (including notices of lease termination, repair requests, and entry permissions) constitute notice from all residents. In eviction suits, each resident is considered the agent of all other residents in the apartment for service of process. Security-deposit refunds and deduction itemizations of multiple residents will comply with paragraph 42.

Replacements

30. **REPLACEMENTS AND SUBLETTING.** Replacing a resident, subletting, or assignment is allowed only when we consent in writing. If departing or remaining residents find a replacement resident acceptable to us before moving out and we expressly consent to the replacement, subletting, or assignment, then:

(1) a reasonable administrative (paperwork) and/or transfer fee will be due, and a rekeying fee will be due if rekeying is requested or required; and

(2) the departing and remaining residents will remain liable for all lease obligations for the rest of the original lease term.

Procedures for Replacement. If we approve a replacement resident, then, at our option: (1) the replacement resident must sign this Lease Contract with or without an increase in the total security deposit; or (2) the remaining and replacement residents must sign an entirely new Lease Contract. Unless we agree otherwise in writing, your security deposit will automatically transfer to the replacement resident as of the date we approve. The departing resident will no longer have a right to occupancy or a security-deposit refund, but will remain liable for the remainder of the original lease term unless we agree otherwise in writing--even if a new Lease Contract is signed.

Responsibilities of Owner and Resident

31. **RESPONSIBILITIES OF OWNER.** We'll act with customary diligence to:

(1) keep common areas reasonably clean, subject to paragraph 26;
(2) maintain fixtures, furniture, hot water, heating and A/C equipment;
(3) substantially comply with applicable federal, state, and local laws regarding safety, sanitation, and fair housing; and
(4) make all reasonable repairs, subject to your obligation to pay for damages for which you are liable.

If we violate any of the above, you may possibly use all remedies provided by law.

32. **DEFAULT BY RESIDENT.** You'll be in default if you or any guest or occupant violates any terms of this Lease Contract including but not limited to the following violations: (1) you don't pay rent or other amounts that you owe when due; (2) you or any guest or occupant violates the apartment rules, or fire, safety, health, or criminal laws, regardless of whether or where arrest or conviction occurs; (3) you abandon the apartment; (4) you give incorrect or false answers in a rental application; (5) you or any occupant is arrested, convicted, or given deferred adjudication for a felony offense involving actual or potential physical harm to a person, or involving possession, manufacture, or delivery of a controlled substance, marijuana, or drug paraphernalia under state statute; (6) any illegal drugs or paraphernalia are found in your apartment; or (7) you or any guest or occupant engages in any of the prohibited conduct described in Paragraph 20.

Eviction. If you default, we may seek to end your right of occupancy by giving you a written notice to vacate in accordance with Maryland law and local county and city ordinances. Notice may be by: (1) regular mail; (2) certified mail, return receipt requested; (3) personal delivery to any resident; (4) personal delivery at the apartment to any occupant over 16 years old; or (5) affixing the notice to the inside of the apartment's main entry door. Termination of your possession rights or subsequent reletting doesn't release you from liability for future rent or other lease obligations, subject to your and our duties to mitigate damages as provided by this lease or by applicable Maryland law. After giving notice to vacate or filing an eviction suit, we may still accept rent or other sums due if allowed under applicable state or local law; the filing or acceptance doesn't waive or diminish our right of eviction, or any other contractual or statutory right. Accepting money at any time doesn't waive our rights to damages; past or future rent or other sums; or to continue with eviction proceedings.

Holdover. You or any occupant, invitee, or guest must not hold over beyond the date contained in your move-out notice or our notice to vacate (or beyond a different move-out date agreed to by the parties in writing). If a holdover occurs, then: (1) holdover rent is due in advance on a daily basis and may become delinquent without notice or demand; (2) you'll be liable to us for all rent for the full term of the previously signed Lease Contract of a new resident who can't occupy because of the holdover; (3) at our option, we may extend the lease term--for up to one month from the date of notice of lease extension--by delivering written notice to you or your apartment while you continue to hold over; and (4) we may bring an action for eviction and for damages in conformance with the Maryland Real Property Code or applicable county and city ordinances.

Other Remedies. We may report unpaid amounts to credit agencies. If you default and move out early, you will pay us any amounts stated to be rental discounts in paragraph 10, in addition to other sums due. Such rental discounts, if any, were conditional upon your compliance with all rental obligations under this lease or as otherwise provided by law. Upon your default, we have all other legal remedies, including lease termination and lockout under state statute. Unless a party is seeking exemplary, punitive, sentimental or personal-injury damages, the prevailing party may recover from the non-prevailing party attorney's fees and all other litigation costs. Late charges are liquidated damages for our time, inconvenience, and overhead in collecting late rent (but are not for attorney's fees and litigation costs). All unpaid amounts bear 18% interest per year from due date, compounded annually or at the maximum legal rate allowed under state and local law if such rate is less than 18% per annum. You must pay all collection-agency fees if you fail to pay all sums due within 10 days after we mail you a letter demanding payment and stating that collection agency fees will be added if you don't pay all sums by that deadline. If the premises is located in Montgomery County, attorneys fees are not part of your rent and need not be paid to redeem the premises in a nonpayment of rent action.

Mitigation of Damages. If you move out early, you'll be subject to paragraph 11 and all other remedies. We'll exercise customary diligence to relet and minimize damages. We'll credit all subsequent rent that we actually receive from subsequent residents against your liability for past-due and future rent and other sums due.

General Clauses

33. **MISCELLANEOUS.** Neither we nor any of our representatives have made any oral promises, representations, or agreements. This Lease Contract is the entire agreement between you and us. Our representatives (including management personnel, employees, and agents) have no authority to waive, amend, or terminate this Lease Contract or any part of it, unless in writing, and no authority to make promises, representations, or agreements that impose security duties or other obligations on us or our representatives unless in writing. No action or omission of our representative will be considered a waiver of any subsequent violation, default, or time or place of performance. Our not enforcing or belatedly enforcing written-notice requirements, rental due dates, liens, or other rights isn't a waiver under any circumstances. Except when notice or demand is required by statute, you waive any notice and demand for performance from us if you default. Written notice to or from our managers constitutes notice to or from us. Any person giving a notice under this Lease Contract should retain a copy of the memo, letter or fax that was given. Fax signatures are binding. All notices must be signed.

Exercising one remedy won't constitute an election or waiver of other remedies. Unless prohibited by law or the respective insurance policies, insurance subrogation is waived by all parties. All remedies are cumulative. No employee, agent, or management company is personally liable for any of our contractual, statutory, or other obligations merely by virtue of acting on our behalf. This Lease Contract binds subsequent owners. Neither an invalid clause nor the omission of initials on any page invalidates this Lease Contract. All notices and documents may be in English and, at our option, in any language that you read or speak. All provisions regarding our non-liability and non-duty apply to our employees, agents, and management companies. This Lease Contract is subordinate or superior to existing and future recorded mortgages, at lender's option. All lease obligations must be performed in the county where the apartment is located. This Lease Contract is subject to the twelve (12) year statute of limitations provided in MD Code, CJP Section 5-102.

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All discretionary rights reserved for us within this Lease Contract or any accompanying addenda are at our sole and absolute discretion.

Obligation to Vacate. Resident shall vacate the Premises and removal all of Resident's personal property therefrom at the expiration of the lease term without further notice or demand from Owner.

FORCE MAJEURE: If we are prevented from completing performances of any obligations hereunder by an act of God, strikes, epidemics, war, acts of terrorism, riots, flood, fire, hurricane, tornado, sabotage, or other occurrence which is beyond the control of the parties, then we shall be excused from any further performance of obligations and undertakings hereunder, to the full extent allowed under applicable law.

Furthermore, if such an event damages the property to materially affect its habitability by some or all residents, we reserve the right to vacate any and all leases and you agree to excuse us from any further performance of obligations and undertakings hereunder, to the full extent allowed under applicable law.

34. **PAYMENTS.** Payment of all sums is an independent covenant. At our option and without notice, we may apply money received (other than sale proceeds under paragraph 13 or utility payments subject to governmental regulations) first to any of your unpaid obligations, then to current rent—regardless of notations on checks or money orders and regardless of when the obligations arose. All sums other than rent are due upon our demand. After the due date, we do not have to accept the rent or any other payments.

35. **ASSOCIATION MEMBERSHIP.** We represent that either: (1) we or; (2) the management company that represents us, is at the time of signing this Lease Contract or a renewal of this Lease Contract, a member of both the National Apartment Association and any affiliated state and local apartment (multi-housing) associations for the area where the apartment is located.

Security Guidelines for Residents

36. **SECURITY GUIDELINES.** In cooperation with the National Apartment Association, we'd like to give you some important safety guidelines. We recommend that you follow these guidelines and use common sense in practicing safe conduct. Inform all other occupants in your dwelling, including any children you may have, about these guidelines.

PERSONAL SECURITY--WHILE INSIDE YOUR APARTMENT

1. Lock your doors and windows—even while you're inside.
2. Engage the keyless deadbolts on all doors while you're inside.
3. When answering the door, see who is there by looking through a window or peephole. If you don't know the person, first talk with him or her without opening the door. Don't open the door if you have any doubts.
4. If children (who are old enough to take care of themselves) are left alone in your apartment, tell them to use the keyless deadbolt and refuse to let anyone inside while you are gone—regardless of whether the person is a stranger or an apartment maintenance or management employee.
5. Don't put your name, address, or phone number on your key ring.
6. If you're concerned because you've lost your key or because someone you distrust has a key, ask the management to rekey the locks. You have a statutory right to have that done, as long as you pay for the rekeying.
7. Dial 911 for emergencies. If the 911 number doesn't operate in your area, keep phone numbers handy for the police, fire, and emergency medical services. If an emergency arises, call the appropriate governmental authorities first, then call the management.
8. Check your smoke detector monthly to make sure it is working properly and the batteries are still okay.
9. Check your doorlocks, window latches, and other devices regularly to be sure they are working properly.
10. If your doors or windows are unsecure due to break-ins or malfunctioning locks or latches, stay with friends or neighbors until the problem is fixed.
11. Immediately report to management—in writing, dated and signed—any needed repairs of locks, latches, doors, windows, smoke detectors and alarm systems.
12. Immediately report to management—in writing, dated and signed—any malfunction of other safety devices outside your apartment, such as broken gate locks, burned-out lights in stairwells and parking lots, blocked passages, broken railings, etc.
13. Close curtains, blinds, and window shades at night.
14. Mark or engrave your driver's license number or other identification on valuable personal property.

PERSONAL SECURITY--WHILE OUTSIDE YOUR APARTMENT

15. Lock your doors while you're gone. Lock any doorhandle lock, keyed deadbolt lock, sliding door pin lock, sliding door handle latch, and sliding door bar that you have.
16. Leave a radio or TV playing softly while you're gone.
17. Close and latch your windows while you're gone, particularly when you're on vacation.
18. Tell your roommate or spouse where you're going and when you'll be back.
19. Don't walk alone at night. Don't allow your family to do so.
20. Don't hide a key under the doormat or a nearby flowerpot. These are the first places a burglar will look.
21. Don't give entry keys, codes or electronic gate cards to anyone.
22. Use lamp timers when you go out in the evening or go away on vacation. They can be purchased at most hardware stores.
23. Let the manager and your friends know if you'll be gone for an extended time. Ask your neighbors to watch your apartment since the management cannot assume that responsibility.
24. While on vacation, temporarily stop your newspaper and mail delivery, or have your mail and newspaper picked up daily by a friend.
25. Carry your door key in your hand, whether it is daylight or dark, when walking to your entry door. You are more vulnerable when looking for your keys at the door.

PERSONAL SECURITY--WHILE USING YOUR CAR

26. Lock your car doors while driving. Lock your car doors and roll up the windows when leaving your car parked.
27. Don't leave exposed items in your car, such as cassette tapes, wrapped packages, briefcases, or purses.
28. Don't leave your keys in the car.
29. Carry your key ring in your hand whenever you are walking to your car—whether it is daylight or dark and whether you are at home, school, work, or on vacation.
30. Always park in a well-lighted area. If possible, try to park your car in an off-street parking area rather than on the street.
31. Check the backseat before getting into your car.
32. Be careful when stopping at gas stations or automatic-teller machines at night—or anytime when you suspect danger.

PERSONAL SECURITY AWARENESS

No security system is failsafe. Even the best system can't prevent crime. Always act as if security systems don't exist since they are subject to malfunction, tampering, and human error. We disclaim any express or implied warranties of security. The best safety measures are the ones you perform as a matter of common sense and habit.

When Moving Out

37. **MOVE-OUT NOTICE.** Before moving out, you must give our representative advance written move-out notice as provided below. Your move-out notice will not release you from liability for the full term of the Lease Contract or renewal term. You will still be liable for the entire lease term if you move out early (paragraph 22) except under paragraphs 10, 16 or the military clause (paragraph 23). YOUR MOVE-OUT NOTICE MUST COMPLY WITH EACH OF THE FOLLOWING:

- We must receive advance written notice of your move-out date. The advance notice must be at least the number of days of notice required in paragraph 3. Oral move-out notice will not be accepted and will not terminate your Lease Contract.
- Your move-out notice must not terminate the Lease Contract sooner than the end of the lease term or renewal period.

YOUR NOTICE IS NOT ACCEPTABLE IF IT DOES NOT COMPLY WITH ALL OF THE ABOVE. Please use our written move-out form. You must obtain from our representative written acknowledgment that we received your move-out notice. If we terminate the Lease Contract, we must give you the same advance notice—unless you are in default.

38. **MOVE-OUT PROCEDURES.** The move-out date can't be changed unless we and you both agree in writing. You won't move out before the lease term or renewal period ends unless all rent for the entire lease term or renewal period is paid in full. You're prohibited by law from applying any security deposit to rent. You won't stay beyond the date you are supposed to move out. All residents, guests, and occupants must vacate the apartment before the 30-day period for deposit refund begins. You must give us and the U.S. Postal Service, in writing, each resident's forwarding address.

39. **CLEANING.** You must thoroughly clean the apartment, including doors, windows, furniture, bathrooms, kitchen appliances, patios, balconies, garages, carports, and storage rooms. You must follow move-out cleaning instructions if they have been provided. If you don't clean adequately, you'll be liable for reasonable cleaning charges.

40. **MOVE-OUT INSPECTION.** If you notify us by certified mail within fifteen (15) days prior to your specified move-out date of: your intention to move, the date of the move, and your new address, you have the right to be present during our inspection of the premises (unless you have been evicted, ejected, or abandoned the premises). After receiving your move-out notice, we will inform you by certified mail of the time and date on which the inspection will occur. The date of the inspection will be within five (5) days before or after the moving date specified in your notice. Our representative has no authority to bind or limit us regarding deductions for repairs, damages, or charges. Any statements or estimates by us or our representative are subject to our correction, modification, or disapproval before final refunding or accounting.

41. **SECURITY DEPOSIT DEDUCTIONS AND OTHER CHARGES.** You'll be liable for the following charges, if applicable: unpaid rent; unpaid utilities; unreimbursed service charges; repairs or damages caused by negligence, carelessness, accident, or abuse, including stickers, scratches, tears, burns, stains, or unapproved holes; replacement cost of our property that was in or attached to the apartment and is missing; replacing dead or missing smoke-detector batteries; utilities for repairs or cleaning; trips to let in company representatives to remove your telephone or TV cable services or rental items (if you so request or have moved out); trips to open the apartment when you or any guest or occupant is missing a key; unreturned keys; missing or burned-out light bulbs; removing or rekeying unauthorized security devices or alarm systems; packing, removing, or storing property removed or stored under paragraph 13; removing illegally parked vehicles; special trips for trash removal caused by parked vehicles blocking dumpsters; false security-alarm charges unless due to our negligence; animal-related charges under paragraphs 6 and 27; government fees or fines against us for violation (by you, your occupants, or guests) of local ordinances relating to smoke detectors, false alarms, recycling, or other matters; late-payment and returned-check charges; and other sums due under this Lease Contract.

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SAMPLE

© 2012, National Apartment Association, Inc. - 5/2012, Maryland

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You'll be liable to us for charges for replacing all keys and access devices referenced in paragraph 5 if you fail to return them on or before your actual move-out date.

42. DEPOSIT RETURN, SURRENDER, AND ABANDONMENT. We'll mail you your security deposit refund (less lawful deductions) and an itemized accounting of any deductions by first class mail to your last known address no later than 45 days after termination of your tenancy unless statutes provide otherwise.

Eviction, Ejection, or Abandonment: You may within 45 days of being evicted, ejected, or abandoning the premises, make a written demand, by first class mail, that we return the security deposit, less proper deductions. Within 45 days of receiving such a notice, we will present you a written list of damages together with a statement of costs actually incurred and will return to you the security deposit together with simple interest at 3% per annum, less any damages rightfully withheld.

You have surrendered the apartment when: (1) the move-out date has passed and no one is living in the apartment in our reasonable judgment; or (2) all apartment keys and access devices listed in paragraph 5 have been turned in where rent is paid—whichever date occurs first.

You have abandoned the apartment when all of the following have occurred: (1) everyone appears to have moved out in our reasonable judgment; (2) clothes, furniture, and personal belongings have been substantially removed in our reasonable judgment; (3) you've been in default for non-payment of rent for 5 consecutive days or water, gas, or electric service for the apartment not connected in our name has been terminated; and (4) you've not responded for 2 days to our notice left on the inside of the main entry door, stating that we consider the apartment abandoned. An apartment is also "abandoned" 10 days after the death of a sole resident.

Surrender, abandonment, and judicial eviction end your right of possession for all purposes and gives us the immediate right to: clean up, make repairs in, and relet the apartment; determine any security deposit deductions; and remove property left in the apartment. Surrender, abandonment, and judicial eviction affect your rights to property left in the apartment (paragraph 13), but do not affect our mitigation obligations (paragraph 32).

Signatures, Originals and Attachments

43. ORIGINALS AND ATTACHMENTS. This Lease Contract has been executed in multiple originals, with original signatures—one for you and one or more for us. Our rules and community policies, if any, will be attached to the Lease Contract and given to you at signing. When an Inventory and Condition form is completed, both you and we should retain a copy. The items checked below are attached to this Lease Contract and are binding even if not initialed or signed.

- ☐ Animal Addendum
- ☐ Inventory and Condition Form
- ☐ Mold Addendum
- ☐ Enclosed Garage Addendum
- ☐ Community Policies Addendum
- ☐ Lease Contract Guaranty (_____ guaranties, if more than one)
- ☐ Notice of Intent to Move Out Form
- ☐ Parking Permit or Sticker (quantity: _____)
- ☐ Satellite Dish or Antenna Addendum
- ☐ Asbestos Addendum (if asbestos is present)
- ☐ Lead Hazard Information and Disclosure Addendum (federal)
- ☐ Utility Addendum
- ☐ Remote Control, Card or Code Access Gate Addendum
- ☐ Lease Contract Buy-Out Agreement
- ☐ Intrusion Alarm Addendum
- ☐ Other
- ☐ Other ______________________________

44. Local Laws and Ordinances. It is the intent of the parties to comply with the laws of Maryland, including local county and municipal ordinances. The terms of this Apartment Lease Contract may be modified by another addendum which conforms to the laws of the jurisdiction in which this apartment community is located. If there is any conflict in the terms of that addendum and this Apartment Lease Contract the conflicting terms of that other addendum shall control. In the event no other addendum is attached to this Apartment Lease Contract and the local laws or ordinances provide additional rights or remedies not included herein, this Apartment Lease Contract is amended by reference to such local laws and ordinances to incorporate the terms, rights, or remedies thereof herein. It is the intent of the parties to have this lease construed to include any such rights or remedies herein, and the provisions of such laws or ordinances shall supercede and control over the language of this Apartment Lease Contract to the extent they are in conflict. If any of the provisions of this Apartment Lease Contract are found to be unenforceable or void, then you and we agree that such unenforceable lease provisions shall be disregarded by the court, and the remaining enforceable provisions of this Apartment Lease Contract will remain enforceable and binding on both you and us and will be construed to reflect the intent of the parties.

> You are legally bound by this document.
> Read it carefully before signing.

Resident or Residents [SEAL] (all sign below)

____

____

____

____

Owner or Owner's Representative [SEAL] *(signing on behalf of owner)*

____

Below is the name, address, and phone number of owner's representative or management agent who is authorized to receive notices and services of process on our behalf.

____

____

____

Name and address of locator service (if applicable)

____

____

____

Date form is filled out *(same as on top of page 1)* ______________

SPECIAL PROVISIONS (CONTINUED FROM PAGE 2). ______________________________

____

____

____

____

____

____

____

____

____

____

____

____

____

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SAMPLE

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© 2012, National Apartment Association, Inc.

Maryland/National Apartment Association Official Form A-12, May 2012 Page 6 of 6

Student Housing Lease Contract

NATIONAL APARTMENT ASSOCIATION

Date of Lease Contract: ______________________
(when the Lease Contract is filled out)

This is a binding document. Read carefully before signing.

Moving In -- General Information

1. **PARTIES.** This Lease Contract is between you, the resident: ______________________ ______________________ and us, the owner: ______________________ ______________________ ______________________ *(name of apartment community or title holder)*. You've agreed to rent Apartment No. __________, Bedroom No. __________ at ______________________ *(street address)* in ______________________ *(city)*, Maryland, __________ *(zip code)* for use as a private residence only.

   The terms "you" and "your" refer to the resident listed above, and a person authorized to act in the event of a sole resident's death. The term "co-resident" refers to an individual who is sharing your bedroom or occupying another bedroom in the same apartment as a resident under a separate Lease Contract with us. The terms "we," "us," and "our" refer to the owner listed above and not to property managers or anyone else. Written notice to or from our managers constitutes notice to or from us. If anyone else has guaranteed performance of this Lease Contract, a separate Lease Contract Guaranty for each guarantor must be executed.

2. **OCCUPANTS.** The bedroom will be occupied only by you and *(list all other occupants not signing the Lease Contract)*:
   ____
   ____

   Other than a co-resident we assign, no one else may occupy the bedroom. Other than co-residents or authorized occupants, no one else may occupy the apartment. Persons not listed above must not stay in the bedroom or apartment for more than __________ consecutive days without our prior written consent, and no more than twice that many days in any one month. *If the previous space isn't filled in, two days per month is the limit.*

3. **LEASE TERM.** The initial term of the Lease Contract begins on the __________ day of ______________________, __________ *(year)*, and ends at midnight the __________ day of ______________________, __________ *(year)*. This Lease Contract does not automatically renew. You must give at least __________ days written notice of termination or intent to move-out if it is prior to the Lease Contract ending date.

   You may be given an opportunity to sign a new or renewal lease for another Lease Contract term and remain in your current bedroom. If you do not sign a new Lease Contract or renewal, your bedroom may be leased to another resident. If your bedroom is leased to another resident, you will not be able to sign a new Lease Contract or renewal for the same bedroom.

   Exclusive-Use Areas and Joint-Use Areas. We ❑ may or ❑ may not *(check one)* assign another person to share a bedroom with you. If the apartment has a separate bathroom for each bedroom, you and any other person assigned to your bedroom will have exclusive use of that bathroom. You will share use and occupancy of the apartment's common living areas with other persons who lease from us and share the common living areas of your apartment. The common living areas include the kitchen, living room, any private balconies or patios, and any storage rooms assigned to your apartment.

4. **SECURITY DEPOSIT.** Unless modified by addenda, the total security deposit at the time of execution of this Lease Contract for all residents in the apartment is $__________, due on or before the date this Lease Contract is signed.

   An animal deposit will be stated in any animal addendum. The total deposits will not exceed the equivalent of two (2) month's rent. This lease and any Animal Addendum will constitute your receipt for the security deposit(s). Your security deposit(s) will be deposited and held in an interest-bearing account in a federally insured banking institution located in Maryland. This account will be dedicated solely to security deposits. At the time your deposit is due to be returned, we will pay you simple interest, not compounded, which accrues at six-month intervals at the rate of three percent (3%) per year on your deposits, to the extent funds are to be returned to you. See paragraphs 40 and 41 for security deposit return information.

   NOTIFICATION OF YOUR RIGHTS REGARDING SECURITY DEPOSITS. Under Maryland Code 8-203 you have the following rights:

   1. The security deposit or any portion of it may be withheld for unpaid rent, damage due to breach of lease or for damage by you or your family, agents, employees, guests or invitees in excess of ordinary wear and tear to the leased premises, common areas, major appliances, and furnishings owned by us.
   2. You have the right to be present when we or our agent inspects the premises in order to determine if any damage was done to the premises, if you notify us by certified mail of your intention to move, the date of moving, and your new address.
   3. Your notice requesting a move-out inspection in our presence must be furnished to us by mail at least fifteen (15) days prior to the date you move.
   4. Upon receipt of your notice to move, we will notify you by certified mail of the time and date the premises are to be inspected.
   5. The date of inspection will take place within five (5) days before or five (5) days after the date of moving that is designated in your notice.
   6. Failure by us to comply with this requirement forfeits our right to withhold any part of the security deposit for damages.
   7. The security deposit is not liquidated damages and may not be forfeited to us for breach of the rental agreement, except in the amount that we are actually damaged by your breach.
   8. In calculating the damages for lost future rents, any amount of rents received by us for the premises during the remainder, if any, of your lease term, will reduce the damages you owe us by a like amount.

   Under Maryland Code 8-203.1 this Lease also constitutes your receipt for payment of a security deposit. We acknowledge receipt of security deposit(s) from you in the amount of $__________. You have the following rights with regard to this security deposit(s):

   (1) You have the right to have your dwelling unit (apartment) inspected by us in your presence for the purpose of making a written list of damages that exist at the commencement of the tenancy if you request an inspection by certified mail within fifteen (15) days of your occupancy (the date you move in);
   (2) You have the right to be present when we inspect the premises at the end of your tenancy in order to determine if any damage was done to the premises if you notify us by certified mail at least fifteen (15) days prior to the date of your intended move, of your intention to move, the date of moving, and your new address;
   (3) We are obligated to conduct the move-out inspection within five (5) days before or after your stated date of intended moving;
   (4) We are obligated to notify you in writing of the time and date of the inspection;
   (5) You have the right to receive, by first class mail, delivered to your last known address, a written list of the charges against your security deposit claimed by us and the actual costs, within forty five (45) days after the termination of the tenancy;
   (6) We are obligated to return any unused portion of your security deposit, by first class mail, addressed to your last known address within forty five (45) days after the termination of your tenancy; and
   (7) Our failure to comply with the security deposit law may result in us being liable to you for a penalty of up to three (3) times the security deposit withheld, plus reasonable attorney's fees.
   (8) We will retain a copy of this receipt for a period of two (2) years after the termination of your tenancy, abandonment of the premises, or your eviction, as the case may be.
   (9) We will be liable to you in the sum of $25 if we fail to provide you a written receipt for the security deposit.

5. **KEYS, FURNITURE AND AFFIDAVIT OF MOVE-OUT.** You will be provided __________ bedroom key(s), __________ apartment key(s), __________ mailbox key(s), and __________ other access devices for ______________________. Any resident, occupant, or spouse who, according to a remaining co-resident's affidavit, has permanently moved out or is under court order to not enter the apartment, is (at our option) no longer entitled to occupancy, keys, or other access devices. Your apartment will be *(check one)*: ❑ furnished or ❑ unfurnished.

6. **RENT AND CHARGES.** *(Check one)*:
   ❑ You will pay $__________ per month for rent, in advance and without demand. Prorated rent of $__________ is due for the remainder of *(check one)*: ❑ 1st month or ❑ 2nd month, on ______________________, __________ *(year)*; OR
   ❑ Your total rent for the Lease Contract term is $__________. It is payable in advance, without demand, in monthly installments of $__________ on or before the first day of each month beginning ______________________, __________ *(year)*.

   You will pay your rent at:
   ❑ at the on-site manager's office
   ❑ through our online payment site
   ❑ at ______________________
   ____

   The stated rent amount is owed by you and is not the total rent owed by all co-residents. You must pay your rent on or before the 1st day of each month (due date) with no grace period. Cash is unacceptable without our prior written permission. You must not withhold or offset rent unless authorized by statute. We may, at our option, require at any time that you pay all rent and other sums in cash, certified or cashier's check, money order, or one monthly check rather than multiple checks. Upon your request or in the event we elect to accept cash, we will provide you with a receipt for payment of rent, security deposit, or other fee or charge paid which states the amount received and the amount of time or obligation it covers. If you don't pay all rent on or before the __________ day of the month, you'll pay an initial late charge of $__________ plus a late charge of $__________ per day after that date until paid in full. In the alternative, we may simply charge you __________% of your monthly rent payment as a late fee. The total amount of your late charges shall not exceed five percent (5%) of your monthly rent payment. Daily late charges will not exceed 15 days for any single month's rent. You'll also pay a charge of $__________ for each returned check or rejected electronic payment, plus initial and daily late charges from due date until we receive acceptable payment. If you don't pay rent on time, you'll be delinquent and all remedies under this Lease Contract will be authorized. We'll also have all other remedies for such violation. All sums of money or other charges, including payments for damages and/or repairs, required to be paid by you to us or to any other persons under the terms of this Lease, whether or not the same is designated as "rent" or as "additional rent," will be deemed to be rent and will be collectible as such.

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Relocation. To the extent practical in our sole judgment, we will try to honor requests for residing in a particular bedroom or apartment. You may change bedrooms with another co-resident in your apartment without being subject to a transfer fee if: (1) within ________ days after your initial occupancy, we receive a joint request from you and another co-resident in your apartment to exchange bedrooms; and (2) you comply with our procedures and required documentation. If later you request a transfer to another bedroom in your apartment, you must complete the required documentation and pay a transfer fee of $ ____________. A request to transfer to a bedroom or apartment other than the one you initially occupied may be made only with our prior written approval and for a similar fee. We reserve the right at any time, upon five days prior written notice to you and without your having to pay any transfer fee, to relocate you to another bedroom in the apartment or to another apartment within the apartment community. We will assist you in moving your personal property and pay for rekeying if we require you to relocate.

7. **UTILITIES.** We'll pay for the following items, if checked:

☐ water ☐ gas ☐ electricity ☐ master antenna
☐ wastewater ☐ trash ☐ cable TV ☐ other ________________

You'll pay for all other utilities, related deposits, and any charges, fees, or services on such utilities. You must not allow utilities to be disconnected–including disconnection for not paying your bills–until the lease term or renewal period ends. Cable channels that are provided may be changed during the lease term if the change applies to all residents. Utilities may be used only for normal household purposes and must not be wasted. If your electricity is ever interrupted, you must use only battery-operated lighting. If any utilities are submetered for the apartment, or prorated by an allocation formula, we will attach an addendum to this Lease Contract in compliance with state agency rules or city ordinance.

8. **INSURANCE.** We do not maintain insurance to cover your personal property or personal injury. We are not responsible to any resident, guest, or occupant for damage or loss of personal property or personal injury from (including but not limited to) fire, smoke, rain, flood, water and pipe leaks, hail, ice, snow, lightning, wind, explosions, earthquake, interruption of utilities, theft, hurricane, negligence of other residents, occupants, or invited/uninvited guests or vandalism unless otherwise required by law.

We urge you to get your own insurance for losses to your personal property or injuries due to theft, fire, water damage, pipe leaks and the like.

Additionally, you are *[check one]* ☐ required to purchase personal liability insurance ☐ not required to purchase personal liability insurance. If no box is checked, personal liability insurance is not required. If required, failure to maintain personal liability insurance is an incurable breach of this Lease Contract and may result in the termination of tenancy and eviction and/or any other remedies as provided by this Lease Contract or state law.

Special Provisions and "What If" Clauses

9. **SPECIAL PROVISIONS.** The following special provisions and any addenda or written rules furnished to you at or before signing will become a part of this Lease Contract and will supersede any conflicting provisions of this printed lease form.

____
____
____
____
____
____

See any additional special provisions.

10. **EARLY MOVE-OUT.** If you:

(1) move out without paying rent in full for the entire lease term or renewal period; or
(2) move out at our demand because of your default; or
(3) are judicially evicted.

You will be liable for all rent owed at the time that it becomes due under the terms of your lease agreement until the apartment is re-rented.

11. **REIMBURSEMENT.** You must promptly reimburse us for loss, damage, government fines, or cost of repairs or service in the apartment community due to a violation of the Lease Contract or rules, improper use, or negligence by you or your guests or occupants. Unless the damage or wastewater stoppage is due to our negligence, we're not liable for–and you must pay for–repairs, replacement costs, and damage to the following if occurring during the lease term or renewal period: (1) damage to doors, windows, or screens; (2) damage from windows or doors left open; and (3) damage from wastewater stoppages caused by improper objects in lines exclusively serving your apartment. We may require payment at any time, including advance payment of repairs for which you're liable. Delay in demanding sums you owe is not a waiver.

12. **CONTRACTUAL LIEN AND PROPERTY LEFT IN APARTMENT.** Once this lease is terminated by action of the parties or operation of law, and all property therein is abandoned, all property in the apartment is (unless not permitted or exempt under state law) subject to a contractual lien to secure payment of delinquent rent and landlord may seek a court order that the property be sold to offset any rent due.

Removal After We Exercise Lien for Rent. If the lease is terminated by reason of your rent being delinquent, to the extent permitted by law, our representative may seek to obtain a judicial order of court so that a court officer may peacefully enter the apartment and remove and/or store all property subject to lien for public sale.

Removal After Surrender, Abandonment, or Eviction. To the extent permitted by law, we or law officers may remove and/or store all property remaining in the apartment or in common areas (including any vehicles you or any occupant or guest owns or uses) if you are judicially evicted or if you surrender or abandon the apartment.

Storage. Pending public sale, we will store all property removed. We may store, but have no duty to store, property removed after judicial eviction, surrender, or abandonment of the apartment. We are not liable for casualty loss, damage, or theft except for property removed under a lien. You must pay reasonable charges for our packing, removing, storing, and selling any property. To the greatest extent permitted by Maryland law, we have a lien, or shall seek to obtain a lien, on all property removed and stored after surrender, abandonment, or judicial eviction for all sums you owe.

Redemption. If we've seized and stored property under a contractual lien for rent as authorized by the state statute, you may redeem the property by paying all delinquent rent due at the time of seizure. But if notice of sale (set forth as follows) is given before you seek redemption, you may redeem only by paying the delinquent rent and reasonable charges for packing, removing, and storing. If we've removed and stored property after surrender, abandonment, or judicial eviction, you may redeem only by paying all sums you owe, including rent, late charges, storage, damages, etc. We may return redeemed property at the place of storage, the management office, or the apartment (at our option). We may require payment by cash, money order, or certified check.

Disposition or Sale. Except for animals and property removed after the death of a sole resident, we may, to the extent permitted by law, throw away or give to a charitable organization all items of personal property that are left in the apartment after surrender or abandonment. Animals properly removed after surrender, abandonment, or eviction may be kenneled or turned over to local authorities or humane societies. Property not thrown away or given to charity may be disposed of only by sale, in compliance with Maryland law.

13. **FAILING TO PAY FIRST MONTH'S RENT.** If you don't pay the first month's rent when or before the Lease Contract begins, all future rent will be automatically accelerated without notice and immediately due. We also may seek to end your right of occupancy and recover damages, future rent, attorney's fees, court costs, and other lawful charges.

14. **RENT INCREASES AND LEASE CONTRACT CHANGES.** No rent increases or Lease Contract changes are allowed before the initial Lease Contract term ends, except for changes allowed by any special provisions in the Lease Contract, by a written addendum or amendment signed by you and us, or by reasonable changes of apartment rules allowed under the provisions herein.

15. **DELAY OF OCCUPANCY.** If occupancy is or will be delayed for construction, repairs, cleaning, or a previous resident's holding over, we're responsible for the delay only to the extent provided by law. Rent abatement or lease termination does not apply if delay is for cleaning or repairs that don't prevent you from occupying the apartment, such cleaning or repairs do not materially affect the life, health, or safety of ordinary persons, and habitation is possible with reasonable safety. If the delay in providing possession is due to another resident's holding over, we're entitled to bring an action of eviction and damages against the resident holding over and join you as a party to that action.

If there is a delay in providing you with possession of the apartment, you may terminate, cancel, or rescind your lease up to the date when the apartment is ready for occupancy (the time at which we are ready to deliver possession to you), but not later.

16. **DISCLOSURE RIGHTS.** If someone requests information on you or your rental history for law-enforcement, governmental, or business purposes, we may provide it.

While You're Living in the Apartment

17. **COMMUNITY POLICIES OR RULES.** You and all guests and occupants must comply with any written apartment rules and community policies, including instructions for care of our property. Our rules are considered part of this Lease Contract. We may make reasonable changes to written rules, effective immediately, if they are distributed and applicable to all units in the apartment community and do not change dollar amounts on page 1 of this Lease Contract.

18. **LIMITATIONS ON CONDUCT.** The apartment and other areas reserved for your private use must be kept clean. Trash must be disposed of at least weekly in appropriate receptacles in accordance with local ordinances. Passageways may be used only for entry or exit. Any swimming pools, saunas, spas, tanning beds, exercise rooms, storerooms, laundry rooms, and similar areas must be used with care in accordance with apartment rules and posted signs. Glass containers are prohibited in all common areas. You, your occupants, or guests may not anywhere in the apartment community: use candles or use kerosene lamps or kerosene heaters without our prior written approval; cook on balconies or outside; or solicit business or contributions. Conducting any kind of business (including child care services) in your apartment or in the apartment community is prohibited–except that any lawful business conducted "at home" by computer, mail, or telephone is permissible if customers, clients, patients, or other business associates do not come to your apartment for business purposes. We may regulate: (1) the use of patios, balconies, and porches; (2) the conduct of furniture movers and delivery persons; and (3) recreational activities in common areas. You'll be liable to us for damage caused by you or any guests or occupants.

We may exclude from the apartment community guests or others who, in our judgment, have been violating the law, violating this Lease Contract or any apartment rules, or disturbing other residents, neighbors, visitors, or owner representatives. We may also exclude from any outside area or common area a person who refuses to show photo identification or refuses to identify himself or herself as a resident, occupant, or guest of a specific resident in the community.

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© 2012, National Apartment Association, Inc. - 10/2012, Maryland

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You agree to notify us if you or any occupants are convicted of any felony, or misdemeanor involving a controlled substance, violence to another person or destruction of property. You also agree to notify us if you or any occupant registers as a sex offender in any state. Informing us of criminal convictions or sex offender registry does not waive our right to evict you.

19. **PROHIBITED CONDUCT.** You and your occupants or guests may not engage in the following activities: behaving in a loud or obnoxious manner; disturbing or threatening the rights, comfort, health, safety, or convenience of others (including our agents and employees) in or near the apartment community; disrupting our business operations; manufacturing, delivering, possessing with intent to deliver, or otherwise possessing a controlled substance or drug paraphernalia; engaging in or threatening violence; possessing a weapon prohibited by state law; discharging a firearm in the apartment community; displaying or possessing a gun, knife, or other weapon in the common area in a way that may alarm others; storing anything in closets having gas appliances; tampering with utilities or telecommunications; bringing hazardous materials into the apartment community; or injuring our reputation by making bad faith allegations against us to others.

20. **PARKING.** We may regulate the time, manner, and place of parking cars, trucks, motorcycles, bicycles, boats, trailers, and recreational vehicles by anyone. We may have unauthorized or illegally parked vehicles towed under an appropriate statute. A vehicle is unauthorized or illegally parked in the apartment community if it:
(1) has a flat tire or other condition rendering it inoperable; or
(2) is on jacks, blocks or has wheel(s) missing; or
(3) has no current license or no current inspection sticker; or
(4) takes up more than one parking space; or
(5) belongs to a resident or occupant who has surrendered or abandoned the apartment; or
(6) is parked in a marked handicap space without the legally required handicap insignia; or
(7) is parked in a space marked for manager, staff, or guest at the office; or
(8) blocks another vehicle from exiting; or
(9) is parked in a fire lane or designated "no parking" area; or
(10) is parked in a space marked for other resident(s) or unit(s); or
(11) is parked on the grass, sidewalk, or patio; or
(12) blocks garbage trucks from access to a dumpster.

21. **RELEASE OF RESIDENT.** Unless you're entitled to terminate this Lease Contract under the provisions herein, you won't be released from this Lease Contract for any reason—including but not limited to voluntary or involuntary school withdrawal or transfer, voluntary or involuntary job transfer, marriage, separation, divorce, reconciliation, loss of co-residents, loss of employment, bad health, death or property purchase.

Death of Sole Resident. If you are the sole resident, upon your death the Lease Contract may be terminated without penalty with at least 30 days written notice by your legal representative. You will be liable for payment of rent until the latter of: (1) the termination date, or (2) until all possessions in the bedroom or apartment are removed. You will be liable for all rent, charges, and damages to the apartment until it is vacated, and any removal and storage costs.

22. **MILITARY PERSONNEL CLAUSE.** You may terminate the Lease Contract if you enlist or are drafted or commissioned and on active duty in the U.S. Armed Forces. You also may terminate the Lease Contract if:
(1) you are (i) a member of the U.S. Armed Forces or reserves on active duty or (ii) a member of the National Guard called to active duty for more than 30 days in response to a national emergency declared by the President; and
(2) you (i) receive orders for permanent change-of-station, (ii) receive orders to deploy with a military unit or as an individual in support of a military operation for 90 days or more, or (iii) are relieved or released from active duty.

After you deliver to us your written termination notice, the Lease Contract will be terminated under this military clause 30 days thereafter, provided however, you shall be liable for the full payment of rent until such date of termination (not to exceed 30 days from the date you provide such written notice). You must furnish us a copy of your military orders, such as permanent change-of-station orders, call-up orders, or deployment orders or written notification from your commanding officer. Military permission for base housing does not constitute change-of-station order. After you move out, we'll return your security deposit, less lawful deductions. For the purposes of this Lease Contract, orders described in (2) above will only release the resident who qualifies under (1) and (2) above and receives the orders during the Lease Contract term and such resident's spouse or legal dependents living in the resident's household. A co-resident who is not your spouse or dependent cannot terminate under this military clause. Unless you state otherwise in paragraph 9, you represent when signing this Lease Contract that: (1) you do not already have deployment or change-of-station orders; (2) you will not be retiring from the military during the Lease Contract term; and (3) the term of your enlistment or obligation will not end before the Lease Contract term ends. Even if you are entitled to terminate this Lease Contract under this paragraph, liquidated damages for making a false representation of the above will be the amount of unpaid rent for the remainder of the lease term when and if you move out, less rents from others received in mitigation under paragraph 31. You must immediately notify us if you are called to active duty or receive deployment or permanent change-of-station orders.

23. **RESIDENT SAFETY AND PROPERTY LOSS.** You and all occupants and guests must exercise due care for your own and others' safety and security, especially in the use of smoke detectors, keyed deadbolt locks, keyless bolting devices, window latches, and other safety or security devices. You agree to make every effort to follow the Security Guidelines on page 5.

Smoke Detectors. We'll furnish smoke detectors as required by statute and we'll test them.

❑ THIS RESIDENTIAL DWELLING UNIT CONTAINS ALTERNATING CURRENT (AC) ELECTRIC SERVICE. IN THE EVENT OF A POWER OUTAGE, AN ALTERNATING CURRENT (AC) POWERED SMOKE DETECTOR WILL NOT PROVIDE AN ALARM. THEREFORE THE OCCUPANT SHOULD OBTAIN A DUAL POWERED SMOKE DETECTOR OR A BATTERY POWERED SMOKE DETECTOR.

❑ This residential dwelling unit contains battery powered smoke detector(s). We will provide working batteries when you first take possession. After that, you must pay for and replace batteries as needed unless the law provides otherwise. We may replace dead or missing batteries at your expense, without prior notice to you.

You must immediately report smoke-detector malfunctions to us. Neither you nor others may disable smoke detectors. If you damage or disable the smoke detector or remove a battery without replacing it with a working battery, you may be liable to us under state statute for $100 plus one month's rent, actual damages, and attorney's fees. If you disable or damage the smoke detector, or fail to replace a dead battery or report malfunctions to us, you will be liable to us and others for any loss, damage, or fines from fire, smoke, or water.

Casualty Loss. We're not liable to any resident, guest, or occupant for personal injury or damage or loss of personal property from any cause, including but not limited to: fire, smoke, rain, flood, water and pipe leaks, hail, ice, snow, lightning, wind, explosions, earthquake, interruption of utilities, theft, or vandalism unless otherwise required by law. Unless we instruct otherwise, you must--for 24 hours a day during freezing weather--(1) keep the apartment heated to at least 50 degrees; (2) keep cabinet and closet doors open; and (3) drip hot and cold water faucets. You'll be liable for damage to our and others' property if damage is caused by broken water pipes due to your violating these requirements. If you ask our representatives to perform services not contemplated in this Lease Contract, you will indemnify us and hold us harmless from all liability for those services.

Crime or Emergency. Dial 911 or immediately call local medical emergency, fire, or police personnel in case of accident, fire, smoke, or suspected criminal activity or other emergency involving imminent harm. You should then contact our representative. You won't treat any of our security measures as an express or implied warranty of security, or as a guarantee against crime or of reduced risk of crime. Unless otherwise provided by law, we're not liable to you or any guests or occupants for injury, damage, or loss to person or property caused by criminal conduct of other persons, including theft, burglary, assault, vandalism, or other crimes. We're not obliged to furnish security personnel, security lighting, security gates or fences, or other forms of security unless required by statute. We're not responsible for obtaining criminal-history checks on any residents, occupants, guests, or contractors in the apartment community. If you or any occupant or guest is affected by a crime, you must make a written report to our representative and to the appropriate local law-enforcement agency. You must also furnish us with the law-enforcement agency's incident report number upon request.

24. **CONDITION OF THE PREMISES AND ALTERATIONS.** You accept the apartment, fixtures, and furniture as is, except for conditions materially affecting the life, health or safety of ordinary persons. We disclaim all implied warranties. You'll be given an Inventory and Condition form on or before move-in. You must note on the form all defects or damage and return it to our representative. Otherwise, everything will be considered to be in a clean, safe, and good working condition.

You must use customary diligence in maintaining the apartment and not damaging or littering the common areas. Unless authorized by statute or by us in writing, you must not perform any repairs, painting, wallpapering, carpeting, electrical changes, or otherwise alter our property. No holes or stickers are allowed inside or outside the apartment. But we'll permit a reasonable number of small nail holes for hanging pictures on sheetrock walls and in grooves of wood-paneled walls, unless our rules state otherwise. No water furniture, washing machines, additional phone or TV-cable outlets, alarm systems, or lock changes, additions, or rekeying is permitted unless statutorily allowed or we've consented in writing. You may install a satellite dish or antenna provided you sign our satellite dish or antenna lease addendum which complies with reasonable restrictions allowed by federal law. You agree not to alter, damage, or remove our property, including alarm systems, smoke detectors, furniture, telephone and cable TV wiring, screens, locks, and security devices. When you move in, we'll supply light bulbs for fixtures we furnish, including exterior fixtures operated from inside the apartment; after that, you'll replace them at your expense with bulbs of the same type and wattage. Your improvements to the apartment (whether or not we consent) become ours unless we agree otherwise in writing.

25. **REQUESTS, REPAIRS, AND MALFUNCTIONS.** IF YOU OR ANY OCCUPANT NEEDS TO SEND A NOTICE OR REQUEST--FOR EXAMPLE, FOR REPAIRS, INSTALLATIONS, SERVICES, OR SECURITY-RELATED MATTERS--IT MUST BE SIGNED AND IN WRITING TO OUR DESIGNATED REPRESENTATIVE (except in case of fire, smoke, gas, explosion, overflowing sewage, uncontrollable running water, electrical shorts, or crime in progress). Our written notes on your oral request do not constitute a written request from you. A request for maintenance or repair by anyone residing in your bedroom or apartment constitutes a request from all co-residents.

Our complying with or responding to any oral request regarding security or non-security matters doesn't waive the strict requirement for written notices under this Lease Contract. You must promptly notify us in writing of: water leaks; electrical problems; malfunctioning lights; broken or missing locks or latches; and other conditions that pose a hazard to property, health, or safety. We may change or install utility lines or equipment serving the apartment if the work is done reasonably without substantially increasing your utility costs. We may turn off equipment and interrupt utilities as needed to avoid property damage or to perform work. If utilities malfunction or are damaged by fire, water, or similar cause, you must notify our representative immediately. Air conditioning problems are not emergencies. If heat or air conditioning or other equipment malfunctions, you must notify our representative as soon as possible on a business day. We'll act with customary diligence to make repairs and reconnections. Rent will not abate in whole or in part.

If we believe that fire or catastrophic damage is substantial, or that performance of needed repairs poses a danger to you, we may terminate this Lease Contract within a reasonable time by giving you written notice. If the Lease Contract is so terminated, we'll refund prorated rent and all deposits, less lawful deductions.

26. **ANIMALS.** No animals (including mammals, reptiles, birds, fish, rodents and insects) are allowed, even temporarily, anywhere in the apartment or apartment community unless we've so authorized in writing. If we allow an animal, you must sign a separate animal addendum, which may require additional deposits, rents, fees or other charges. An animal deposit

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is considered a general security deposit. You must remove an illegal animal within 24 hours of notice from us, or you will be considered in default of this Lease Contract. We will authorize a support animal for a disabled (handicapped) or elderly person. We may require a written statement from a qualified professional verifying the need for the support animal. You must not feed stray or wild animals.

27. **WHEN WE MAY ENTER.** If you or any guest or occupant is present, then repairers, servicers, contractors, our representatives or other persons listed in (2) below may peacefully enter the apartment at reasonable times for the purposes listed in (2) below. If nobody is in the apartment, such persons may enter peacefully and at reasonable times by duplicate or master key (or by breaking a window or other means when necessary in emergencies) if:

(1) written notice of the entry is left in a conspicuous place in the apartment immediately after the entry; and

(2) entry is for: responding to your request; making repairs or replacements; estimating repair or refurbishing costs; performing pest control; doing preventive maintenance; changing filters; testing or replacing smoke-detector batteries; retrieving unreturned tools, equipment or appliances; leaving notices; delivering, installing, reconnecting, or replacing appliances, furniture, equipment, or security devices; removing or rekeying unauthorized security devices; inspecting when immediate danger to person or property is reasonably suspected; allowing persons to enter as you authorized in your rental application (if you die, are incarcerated, etc.); allowing entry by a law officer with a search or arrest warrant, or in hot pursuit; showing apartment to prospective residents (after move-out or vacate notice has been given); or showing apartment to government inspectors for the limited purpose of determining housing and fire ordinance compliance by us and to lenders, appraisers, contractors, prospective buyers, or insurance agents; in connection with inspection, response to, or compliance with any citation for an alleged housing code violation.

(3) We may enter the premises after due notice to you and without reasonable objection during business hours. If practical under the circumstances, we will attempt to provide at least 24 hours advance written notice of our intent to enter for the above purposes. We may enter the premises immediately without notice under the following circumstances: an emergency situation; when we have good cause to believe you may have damaged the premises; if we reasonably believe you are in violation of federal, state or county laws; to stop excessive or unreasonable noise that is disturbing the quiet enjoyment of other residents; to remove health or safety hazards; or to deal with or respond to any situation which is of immediate threat or danger to the health, safety, or welfare of our residents or their property, an animal, or our apartment community and your premises.

(4) You are deemed to have given us permission to enter the premises in connection with any request for services, maintenance, or repairs or to respond to housing code complaints. You agree to cooperate fully in providing us access to the premises for the same without delay or interference.

28. **NOTICES.** Notices and requests from you or any co-resident or occupant of the apartment constitute notice from all co-residents. Your notice of Lease Contract termination or intent to move out must be signed by you.

A notice from us to you to pay sums owed only by you, or regarding sale of property that belongs only to you or that was in your possession and care, will be addressed to you only. A notice from us that is intended only for you will be addressed only to you. A notice intended by us for all co-residents in your apartment may be addressed to "all residents" of your apartment. A notice intended by us for all residents in the apartment community may be addressed to [illegible].

Replacements

29. **REPLACEMENTS AND SUBLETTING.** Replacing a resident, subletting, or assignment is allowed only when we consent in writing. If departing or remaining residents find a replacement resident acceptable to us before moving out and we expressly consent to the replacement, subletting, or assignment, then:

(1) a reasonable administrative (paperwork) and/or transfer fee will be due, and a rekeying fee will be due if rekeying is requested or required; and

(2) the departing and remaining residents will remain liable for all lease obligations for the rest of the original lease term.

Procedures for Replacement. If we approve a replacement resident, then, at our option: (1) the replacement resident must sign this Lease Contract with or without an increase in the total security deposit; or (2) the remaining and replacement residents must sign an entirely new Lease Contract. Unless we agree otherwise in writing, your security deposit will automatically transfer to the replacement resident as of the date we approve. The departing resident will no longer have a right to occupancy or a security deposit refund, but will remain liable for the remainder of the original lease term unless we agree otherwise in writing—even if a new Lease Contract is signed.

Responsibilities of Owner and Resident

30. **RESPONSIBILITIES OF OWNER.** We'll act with customary diligence to:

(1) keep common areas reasonably clean, subject to paragraph 2[illegible];

(2) maintain fixtures, furniture, hot water, heating and A/C equipment;

(3) substantially comply with applicable federal, state, and local laws regarding safety, sanitation, and fair housing; and

(4) make all reasonable repairs, subject to your obligation to pay for damages for which you are liable.

If we violate any of the above, you may exercise all remedies provided by law.

31. **DEFAULT BY RESIDENT.** You'll be in default if you or any guest or occupant violates any terms of this Lease Contract including but not limited to the following violations: (1) you don't pay rent or other amounts that you owe when due; (2) you or any guest or occupant violates the apartment rules, or fire, safety, health, or criminal laws, regardless of whether or where arrest or conviction occurs; (3) you abandon the apartment; (4) you give incorrect or false answers in a rental application; (5) you or any occupant is arrested, charged, or given deferred adjudication for a felony offense involving actual or potential physical harm to a person, or involving possession, manufacture, or delivery of a controlled substance, marijuana, or drug paraphernalia under state statute; (6) any illegal drugs or paraphernalia are found in your apartment; or (7) you or any guest or occupant engages in any of the prohibited conduct described in Paragraph 19.

Eviction. If you default, we may seek to end your right of occupancy by giving you a written notice to vacate in accordance with Maryland law and local county and city ordinances. Notice may be by: (1) regular mail; (2) certified mail, return receipt requested; (3) personal delivery to any resident; (4) personal delivery at the apartment to any occupant over 16 years old; or (5) affixing the notice to the inside of the apartment's main entry door. Termination of your possession rights or subsequent reletting doesn't release you from liability for future rent or other lease obligations, subject to your and our duties to mitigate damages as provided by this lease or by applicable Maryland law. After giving notice to vacate or filing an eviction suit, we may still accept rent or other sums due if allowed under applicable state or local law; the filing or acceptance doesn't waive or diminish our right of eviction, or any other contractual or statutory right. Accepting money at any time doesn't waive our rights to damages; past or future rent or other sums; or to continue with eviction proceedings.

Holdover. You or any occupant, invitee, or guest must not hold over beyond the date contained in your move-out notice or our notice to vacate (or beyond a different move-out date agreed to by the parties in writing). If a holdover occurs, then: (1) holdover rent is due in advance on a daily basis and may become delinquent without notice or demand; (2) you'll be liable to us for all rent for the full term of the previously signed Lease Contract of a new resident who can't occupy because of the holdover; (3) at our option, we may extend the lease term—for up to one month from the date of notice of lease extension—by delivering written notice to you or your apartment while you continue to hold over; and (4) we may bring an action of eviction and for damages in conformance with the Maryland Real Property Code or applicable county and city ordinances.

Other Remedies. We may report unpaid amounts to credit agencies. If you default and move out early, you will pay us any amounts stated to be rental discounts in paragraph 9, in addition to other sums due. Such rental discounts, if any, were conditional upon your compliance with all rental obligations under this lease or as otherwise provided by law. Upon your default, we have all other legal remedies, including lease termination and lockout under state statute. Unless a party is seeking exemplary, punitive, sentimental or personal-injury damages, the prevailing party may recover from the non-prevailing party attorney's fees and all other litigation costs. Late charges are liquidated damages for our time, inconvenience, and overhead in collecting late rent (but are not for attorney's fees and litigation costs). All unpaid amounts bear 18% interest per year from due date, compounded annually or at the maximum legal rate allowed under state and local law if such rate is less than 18% per annum. You must pay all collection-agency fees if you fail to pay all sums due within 10 days after we mail you a letter demanding payment and stating that collection agency fees will be added if you don't pay all sums by that deadline. If the premises is located in Montgomery County, attorneys fees are not part of your rent and need not be paid to redeem the premises in a nonpayment of rent action.

Mitigation of Damages. If you move out early, you'll be subject to paragraph 10 and all other remedies. We'll exercise customary diligence to relet and minimize damages. We'll credit all subsequent rent that we actually receive from subsequent residents against your liability for past-due and future rent and other sums due.

General Clauses

32. **MISCELLANEOUS.** Neither we nor any of our representatives have made any oral promises, representations, or agreements. This Lease Contract is the entire agreement between you and us. Our representatives (including management personnel, employees, and agents) have no authority to waive, amend, or terminate this Lease Contract or any part of it, unless in writing, and no authority to make promises, representations, or agreements that impose security duties or other obligations on us or our representatives unless in writing. No action or omission of our representative will be considered a waiver of any subsequent violation, default, or time or place of performance. Our not enforcing or belatedly enforcing written-notice requirements, rental due dates, liens, or other rights isn't a waiver under any circumstances. Except when notice or demand is required by statute, you waive any notice and demand for performance from us if you default. Written notice to or from our managers constitutes notice to or from us. Any person giving a notice under this Lease Contract should retain a copy of the memo, letter or fax that was given. Fax signatures are binding. All notices must be signed.

Exercising one remedy won't constitute an election or waiver of other remedies. Unless prohibited by law or the respective insurance policies, insurance subrogation is waived by all parties. All remedies are cumulative. No employee, agent, or management company is personally liable for any of our contractual, statutory, or other obligations merely by virtue of acting on our behalf. This Lease Contract binds subsequent owners. Neither an invalid clause nor the omission of initials on any page invalidates this Lease Contract. All notices and documents may be in English and, at our option, in any language that you read or speak. All provisions regarding our non-liability and non-duty apply to our employees, agents, and management companies. This Lease Contract is subordinate or superior to existing and future recorded mortgages, at lender's option. All lease obligations must be performed in the county where the apartment is located. This Lease Contract is subject to the twelve (12) year statute of limitations provided in MD Code, CJP Section 5-102.

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All discretionary rights reserved for us within this Lease Contract or any accompanying addenda are at our sole and absolute discretion.

Obligation to Vacate. Resident shall vacate the Premises and removal all of Resident's personal property therefrom at the expiration of the lease term without further notice or demand from Owner.

FORCE MAJEURE: If we are prevented from completing performances of any obligations hereunder by an act of God, strikes, epidemics, war, acts of terrorism, riots, flood, fire, hurricane, tornado, sabotage, or other occurrence which is beyond the control of the parties, then we shall be excused from any further performance of obligations and undertakings hereunder, to the full extent allowed under applicable law.

Furthermore, if such an event damages the property to materially affect its habitability by some or all residents, we reserve the right to vacate any and all leases and you agree to excuse us from any further performance of obligations and undertakings hereunder, to the full extent allowed under applicable law.

33. **PAYMENTS.** Payment of all sums is an independent covenant. At our option and without notice, we may apply money received (other than sale proceeds under paragraph 12 or utility payments subject to governmental regulations) first to any of your unpaid obligations, then to current rent–regardless of notations on checks or money orders and regardless of when the obligations arose. All sums other than rent are due upon our demand. After the due date, we do not have to accept the rent or any other payments.

34. **ASSOCIATION MEMBERSHIP.** We represent that either: (1) we or; (2) the management company that represents us, is at the time of signing this Lease Contract or a renewal of this Lease Contract, a member of both the National Apartment Association and any affiliated state and local apartment (multi-housing) associations for the area where the apartment is located.

Security Guidelines for Residents

35. **SECURITY GUIDELINES.** In cooperation with the National Apartment Association, we'd like to give you some important safety guidelines. We recommend that you follow these guidelines and use common sense in practicing safe conduct. Inform all other occupants in your dwelling, including any children you may have, about these guidelines.

PERSONAL SECURITY–WHILE INSIDE YOUR APARTMENT

1. Lock your doors and windows–even while you're inside.
2. Engage the keyless deadbolts on all doors while you're inside.
3. When answering the door, see who is there by looking through a window or peephole. If you don't know the person, first talk with him or her without opening the door. Don't open the door if you have any doubts.
4. If children (who are old enough to take care of themselves) are left alone in your apartment, tell them to use the keyless deadbolt and refuse to let anyone inside while you are gone–regardless of whether the person is a stranger or an apartment maintenance or management employee.
5. Don't put your name, address, or phone number on your key ring.
6. If you're concerned because you've lost your key or because someone you distrust has a key, ask the management to rekey the locks. You have a statutory right to have that done, as long as you pay for the rekeying.
7. Dial 911 for emergencies. If the 911 number does not operate in your area, keep phone numbers handy for the police, fire, and emergency medical services. If an emergency arises, call the appropriate governmental authorities first, then call the management.
8. Check your smoke detector monthly to make sure it is working properly and the batteries are still okay.
9. Check your doorlocks, window latches, and other devices regularly to be sure they are working properly.
10. If your doors or windows are insecure due to break-ins or malfunctioning locks or latches, stay with friends or neighbors until the problem is fixed.
11. Immediately report to management–in writing, dated and signed–any needed repairs of locks, latches, doors, windows, smoke detectors, and alarm systems.
12. Immediately report to management–in writing, dated and signed–any malfunction of other safety devices outside your apartment, such as broken gate locks, burned-out lights in stairwells and parking lots, blocked passages, broken railings, etc.
13. Close curtains, blinds, and window shades at night.
14. Mark or engrave your driver's license number or other identification on valuable personal property.

PERSONAL SECURITY–WHILE OUTSIDE YOUR APARTMENT

15. Lock your doors while you're gone. Lock any doorhandle lock, keyed deadbolt lock, sliding door pin lock, sliding door handle latch, and sliding door bar that you have.
16. Leave a radio or TV playing softly while you're gone.
17. Close and latch your windows while you're gone, particularly when you're on vacation.
18. Tell your roommate or spouse where you're going and when you'll be back.
19. Don't walk alone at night. Don't allow your family to do so.
20. Don't hide a key under the doormat or a nearby flowerpot. These are the first places a burglar will look.
21. Don't give entry keys, codes or electronic gate cards to anyone.
22. Use lamp timers when you go out in the evening or go away on vacation. They can be purchased at most hardware stores.
23. Let the manager and your friends know if you'll be gone for an extended time. Ask your neighbors to watch your apartment since the management cannot assume that responsibility.
24. While on vacation, temporarily stop your newspaper and mail delivery, or have your mail and newspaper picked up daily by a friend.
25. Carry your door key in your hand, whether it is daylight or dark, when walking to your entry door. You are more vulnerable when looking for your keys at the door.

PERSONAL SECURITY–WHILE USING YOUR CAR

26. Lock your car doors while driving. Lock your car doors and roll up the windows when leaving your car parked.
27. Don't leave exposed items in your car, such as cassette tapes, wrapped packages, briefcases, or purses.
28. Don't leave your keys in the car.
29. Carry your key ring in your hand whenever you are walking to your car–whether it is daylight or dark and whether you are at home, school, work, or on vacation.
30. Always park in a well-lighted area. If possible, try to park your car in an off-street parking area rather than on the street.
31. Check the backseat before getting into your car.
32. Be careful when stopping at gas stations or automatic-teller machines at night–or anytime when you suspect danger.

PERSONAL SECURITY AWARENESS

No security system is failsafe. Even the best system can't prevent crime. Always act as if security systems don't exist since they are subject to malfunction, tampering, and human error. We disclaim any express or implied warranties of security. The best safety measures are the ones you perform as a matter of common sense and habit.

When Moving Out

36. **MOVE-OUT NOTICE.** Unless you are moving out on or within 30 days of the Lease Contract term ending date, you must give our representative advance written move-out notice before moving out, as provided below. Your move-out notice will not release you from liability for the full term of the Lease Contract or renewal term. You will still be liable for the entire Lease Contract term if you move out early except under the provisions herein. YOUR MOVE-OUT NOTICE MUST COMPLY WITH EACH OF THE FOLLOWING:

- We must receive advance written notice of your move-out date if it is prior to the Lease Contract term ending date.
- Your move-out notice must be in writing. Oral move-out notice will not be accepted and will not terminate your Lease Contract.
- Your move-out notice must not terminate the Lease Contract sooner than the end of the Lease Contract term or renewal period.

YOUR NOTICE IS NOT ACCEPTABLE IF IT DOES NOT COMPLY WITH ALL OF THE ABOVE. We recommend you use our written move-out form to ensure you provide the information needed. You must obtain from us written acknowledgment that we received your move-out notice.

37. **MOVE-OUT PROCEDURES.** The move-out date can't be changed unless we and you both agree in writing. You won't move out before the lease term or renewal period ends unless all rent for the entire lease term or renewal period is paid in full. .You're prohibited by law from applying any security deposit to rent. You won't stay beyond the date you are supposed to move out. All residents, guests, and occupants must vacate the apartment before the 30-day period for deposit refund begins. You must give us and the U.S. Postal Service, in writing, each resident's forwarding address.

38. **CLEANING.** You must thoroughly clean the apartment, including doors, windows, furniture, bathrooms, kitchen appliances, patios, balconies, garages, carports, and storage rooms. You must follow move-out cleaning instructions if they have been provided. If you don't clean adequately, you'll be liable for reasonable cleaning charges.

39. **MOVE-OUT INSPECTION.** If you notify us by certified mail within fifteen (15) days prior to your specified move-out date of: your intention to move, the date of the move, and your new address, you have the right to be present during our inspection of the premises (unless you have been evicted, ejected, or abandoned the premises). After receiving your move-out notice, we will inform you by certified mail of the time and date on which the inspection will occur. The date of the inspection will be within five (5) days before or after the moving date specified in your notice. Our representative has no authority to bind or limit us regarding deductions for repairs, damages, or charges. Any statements or estimates by us or our representative are subject to our correction, modification, or disapproval before final refunding or accounting.

40. **SECURITY DEPOSIT DEDUCTIONS AND OTHER CHARGES.** You'll be liable for the following charges, if applicable: unpaid rent; unpaid utilities; unreimbursed service charges; repairs or damages caused by negligence, carelessness, accident, or abuse, including stickers, scratches, tears, burns, stains, or unapproved holes; replacement cost of our property that was in or attached to the apartment and is missing; replacing dead or missing smoke-detector batteries; utilities for repairs or cleaning; trips to let in company representatives to remove your telephone or TV cable services or rental items (if you so request or have moved out); trips to open the apartment when you or any guest or occupant is missing a key; unreturned keys; missing or burned-out light bulbs; removing or rekeying unauthorized security devices or alarm systems; packing, removing, or storing property removed or stored under paragraph 12; removing illegally parked vehicles; special trips for trash removal caused by parked vehicles blocking dumpsters; false security-alarm charges unless due to our negligence; animal-related charges under paragraphs 6 and 26; government fees or fines against us for violation (by you, your occupants, or guests) of local ordinances relating to smoke detectors, false alarms, recycling, or other matters; late-payment and returned-check charges; and other sums due under this Lease Contract.

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You'll be liable to us for charges for replacing all keys and access devices referenced in paragraph 5 if you fail to return them on or before your actual move-out date.

41. **DEPOSIT RETURN, SURRENDER, AND ABANDONMENT.** We'll mail you your security deposit refund (less lawful deductions) and an itemized accounting of any deductions by first class mail to your last known address no later then 45 days after termination of your tenancy unless statutes provide otherwise.

Eviction, Ejection, or Abandonment: You may within 45 days of being evicted, ejected, or abandoning the premises, make a written demand, by first class mail, that we return the security deposit, less proper deductions. Within 45 days of receiving such a notice, we will present you a written list of damages together with a statement of costs actually incurred and will return to you the security deposit together with simple interest at 3% per annum, less any damages rightfully withheld.

You have surrendered the apartment when: (1) the move-out date has passed and no one is living in the apartment in our reasonable judgment; or (2) all apartment keys and access devices listed in paragraph 5 have been turned in where rent is paid--whichever date occurs first.

You have abandoned the apartment when all of the following have occurred: (1) everyone appears to have moved out in our reasonable judgment; (2) clothes, furniture, and personal belongings have been substantially removed in our reasonable judgment; (3) you've been in default for non-payment of rent for 5 consecutive days or water, gas, or electric service for the apartment not connected in our name has been terminated; and (4) you've not responded for 2 days to our notice left on the inside of the main entry door, stating that we consider the apartment abandoned. An apartment is also "abandoned" 10 days after the death of a sole resident.

Surrender, abandonment, and judicial eviction end your right of possession for all purposes and gives us the immediate right to: clean up, make repairs in, and relet the apartment; determine any security deposit deductions; and remove property left in the apartment. Surrender, abandonment, and judicial eviction affect your rights to property left in the apartment (paragraph 12), but do not affect our mitigation obligations (paragraph 31).

Signatures, Originals and Attachments

42. **ORIGINALS AND ATTACHMENTS.** This Lease Contract has been executed in multiple originals, with original signatures--one for you and one or more for us. Our rules and community policies, if any, will be attached to the Lease Contract and given to you at signing. When an Inventory and Condition form is completed, both you and we should retain a copy. The items checked below are attached to this Lease Contract and are binding even if not initialed or signed.

- ☐ Animal Addendum
- ☐ Inventory and Condition Form
- ☐ Mold Addendum
- ☐ Enclosed Garage Addendum
- ☐ Community Policies Addendum
- ☐ Lease Contract Guaranty (______ guaranties, if more than one)
- ☐ Notice of Intent to Move Out Form
- ☐ Parking Permit or Sticker (quantity: ______)
- ☐ Satellite Dish or Antenna Addendum
- ☐ Asbestos Addendum (if asbestos is present)
- ☐ Lead Hazard Information and Disclosure Addendum (Federal)
- ☐ Utility Addendum
- ☐ Remote Control, Card or Code Access Gate Addendum
- ☐ Lease Contract Buy-Out Agreement
- ☐ Intrusion Alarm Addendum
- ☐ Other ______________________
- ☐ Other ______________________

43. **Local Laws and Ordinances.** It is the intent of the parties to comply with the laws of Maryland, including local county and municipal ordinances. The terms of this Apartment Lease Contract may be modified by another addendum which conforms to the laws of the jurisdiction in which this apartment community is located. If there is any conflict in the terms of that addendum and this Apartment Lease Contract the conflicting terms of that other addendum shall control. In the event no other addendum is attached to this Apartment Lease Contract and the local laws or ordinances provide additional rights or remedies not included herein, this Apartment Lease Contract is amended by reference to such local laws and ordinances to incorporate the terms, rights, or remedies thereof herein. It is the intent of the parties to have this lease construed to include any such rights or remedies herein, and the provisions of such laws or ordinances shall supercede and control over the language of this Apartment Lease Contract to the extent they are in conflict. If any of the provisions of this paragraph or this Lease Contract are found to be unenforceable or void, you and we agree that such unenforceable lease provision shall be disregarded by the court, and the remaining enforceable provisions of this Apartment Lease Contract will remain enforceable and binding on both you and us and will be construed to reflect the intent of the parties.

> You are legally bound by this document.
> Read it carefully before signing.

Resident or Residents [SEAL] *(all sign below)*

____

____

Owner or Owner's Representative [SEAL] *(signing on behalf of owner)*

____

Below is the name, address, and phone number of owner's representative or managing agent who is authorized to receive notices and services of process on our behalf.

____

____

____

Name and address of locator service (if applicable)

____

____

____

Date form is filled out *(same as on top of page 1)* ______________________

SPECIAL PROVISIONS (CONTINUED FROM PAGE 2). ______________________

____

____

____

____

____

____

____

____

____

____

____

____

____

SAMPLE
NOT A VALID FORM

05062013SAMPLE12

© 2012, National Apartment Association, Inc.

Maryland/National Apartment Association Official Form, October 2012

Page 6 of 6

Additional Special Provisions

NATIONAL APARTMENT ASSOCIATION

DWELLING UNIT DESCRIPTION. Unit No. __________, ____________________
(street address) in ____________________ *(city)*, Maryland, __________ *(zip code)*.

LEASE CONTRACT DESCRIPTION. Lease Contract date: ____________________
Owner's name: ____________________
Residents *(list all residents)*: ____________________

SAMPLE
NOT A VALID FORM

Resident(s)
(All residents must sign)

Date of Signing Addendum

Owner or Owner's Representative

Date of Signing Addendum

05062013SAMPLE13

Maryland/National Apartment Association Official Form, March 2013
Copyright 2013, National Apartment Association, Inc.

Inventory and Condition Form

DWELLING UNIT DESCRIPTION. Unit. No. ______ (street address) in ______ (city), Maryland, ______ (zip code).

LEASE CONTRACT DESCRIPTION. Lease Contract date: ______ Owner's name: ______ Residents (list all residents): ______

Within fifteen (15) days after move-in (the date you take occupancy of the apartment), you have the right to request us to inspect your apartment in your presence for the purpose of making a written list of damages that exist at the commencement or start of your tenancy. You must request us to make the inspection by certified mail. You must note on this form all defects or damage and return it to our representative. Otherwise, everything will be considered to be in a clean, safe, and good working condition. Please mark through items listed below if they don't exist. This form protects both you (the resident) and us (the owner). We'll use it in determining what should and should not be considered your responsibility upon move-out. Your other rights concerning security deposits, their return, and move-out procedures under Maryland law are found in paragraphs 4, 37, 38, 39, 40, 41 and 42 of the Apartment Lease Contract and in the preface to and paragraph 4 of the Animal Addendum. Your receipt for the security deposit is found in paragraph 4 of the Apartment Lease Contract. If you have a pet or animal, additional requirements and rights are spelled out in the Animal Addendum.

Resident's Name: ______ Home Phone: (___) ______ Work Phone: (___) ______
Resident's Name: ______ Home Phone: (___) ______ Work Phone: (___) ______
Resident's Name: ______ Home Phone: (___) ______ Work Phone: (___) ______
Resident's Name: ______ Home Phone: (___) ______ Work Phone: (___) ______

☐ Move-In or ☐ Move-Out Condition *(Check one)*

Living Room
- Walls
- Wallpaper
- Plugs, Switches, A/C Vents
- Woodwork/Baseboards
- Ceiling
- Light Fixtures, Bulbs
- Floor/Carpet
- Doors, Stops, Locks
- Windows, Latches, Screens
- Window Coverings
- Closets, Rods, Shelves
- Closet Lights, Fixtures
- Lamps, Bulbs
- Other

Kitchen
- Walls
- Wallpaper
- Plugs, Switches, A/C Vents
- Woodwork/Baseboards
- Ceiling
- Light Fixtures, Bulbs
- Floor/Carpet
- Doors, Stops, Locks
- Windows, Latches, Screens
- Window Coverings
- Cabinets, Drawers, Handles
- Countertops
- Stove/Oven, Trays, Pans, Shelves
- Vent Hood
- Refrigerator, Trays, Shelves
- Refrigerator Light, Crisper
- Dishwasher, Dispensers, Racks
- Sink/Disposal
- Microwave
- Other

General Items
- Thermostat
- Cable TV or Master Antenna
- A/C Filter
- Washer/Dryer
- Garage Door
- Ceiling Fans
- Exterior Doors, Screens/Screen Doors, Doorbell
- Fireplace
- Other

Dining Room
- Walls
- Wallpaper
- Plugs, Switches, A/C Vents
- Woodwork/Baseboards
- Ceiling
- Light Fixtures, Bulbs
- Floor/Carpet
- Doors, Stops, Locks
- Windows, Latches, Screens
- Window Coverings
- Closets, Rods, Shelves
- Closet Lights, Fixtures
- Other

Halls
- Walls
- Wallpaper
- Plugs, Switches, A/C Vents
- Woodwork/Baseboards
- Ceiling
- Light Fixtures, Bulbs
- Floor/Carpet
- Doors, Stops, Locks
- Closets, Rods, Shelves
- Closet Lights, Fixtures
- Other

Exterior (if applicable)
- Patio/Yard
- Fences/Gates/Gate Latches or Locks
- Faucets
- Balconies
- Other

Bedroom (describe which one)
- Walls
- Wallpaper
- Plugs, Switches, A/C Vents
- Woodwork/Baseboards
- Ceiling
- Light Fixtures, Bulbs
- Floor/Carpet
- Doors, Stops, Locks
- Windows, Latches, Screens
- Window Coverings
- Closets, Rods, Shelves
- Closet Lights, Fixtures
- Other

SAMPLE
NOT A VALID FORM

© 2013, National Apartment Association, Inc. - 3/2013, Maryland
PAGE 1 OF 2
05062013SAMPLE14

Bedroom *(describe which one):* ______________________

Walls ______________________

Wallpaper ______________________
Plugs, Switches, A/C Vents ______________________
Woodwork/Baseboards ______________________
Ceiling ______________________
Light Fixtures, Bulbs ______________________
Floor/Carpet ______________________

Doors, Stops, Locks ______________________
Windows, Latches, Screens ______________________
Window Coverings ______________________
Closets, Rods, Shelves ______________________
Closet Lights, Fixtures ______________________
Other ______________________

Bath *(describe which one):* ______________________

Walls ______________________

Wallpaper ______________________
Plugs, Switches, A/C Vents ______________________
Woodwork/Baseboards ______________________
Ceiling ______________________
Light Fixtures, Bulbs ______________________
Exhaust Fan/Heater ______________________
Floor/Carpet ______________________

Doors, Stops, Locks ______________________
Windows, Latches, Screens ______________________
Window Coverings ______________________
Sink, Faucet, Handles, Stopper ______________________
Countertops ______________________
Mirror ______________________
Cabinets, Drawers, Handles ______________________
Toilet, Paper Holder ______________________
Bathtub, Enclosure, Stopper ______________________
Shower, Doors, Rods ______________________
Tile ______________________
Other ______________________

Half Bath

Walls ______________________

Wallpaper ______________________
Plugs, Switches, A/C Vents ______________________
Woodwork/Baseboards ______________________
Ceiling ______________________
Light Fixtures, Bulbs ______________________
Exhaust Fan/Heater ______________________
Floor/Carpet ______________________

Doors, Stops, Locks ______________________
Windows, Latches, Screens ______________________
Window Coverings ______________________
Sink, Faucet, Handles, Stopper ______________________
Countertops ______________________
Mirror ______________________
Cabinets, Drawers, Handles ______________________
Toilet, Paper Holder ______________________
Tile ______________________
Other ______________________

Bedroom *(describe which one):* ______________________

Walls ______________________

Wallpaper ______________________
Plugs, Switches, A/C Vents ______________________
Woodwork/Baseboards ______________________
Ceiling ______________________
Light Fixtures, Bulbs ______________________
Floor/Carpet ______________________

Doors, Stops, Locks ______________________
Windows, Latches, Screens ______________________
Window Coverings ______________________
Closets, Rods, Shelves ______________________
Closet Lights, Fixtures ______________________
Other ______________________

Bath *(describe which one):* ______________________

Walls ______________________

Wallpaper ______________________
Plugs, Switches, A/C Vents ______________________
Woodwork/Baseboards ______________________
Ceiling ______________________
Light Fixtures, Bulbs ______________________
Exhaust Fan/Heater ______________________
Floor/Carpet ______________________

Doors, Stops, Locks ______________________
Windows, Latches, Screens ______________________
Window Coverings ______________________
Sink, Faucet, Handles, Stopper ______________________
Countertops ______________________
Mirror ______________________
Cabinets, Drawers, Handles ______________________
Toilet, Paper Holder ______________________
Bathtub, Enclosure, Stopper ______________________
Shower, Doors, Rods ______________________
Tile ______________________
Other ______________________

Safety-Related Items (Put "N/A" if not applicable)

Door Knob Locks ______________________
Keyed Deadbolt Locks ______________________

Keyless Deadbolts ______________________

Sliding Door Pin Locks ______________________
Sliding Door Latches ______________________
Sliding Door Security Bars ______________________
Doorviewers ______________________
Window Latches ______________________
Porch and Patio Lights ______________________
Smoke Detectors ______________________
Alarm System ______________________
Fire Extinguisher (look at charge level BUT DON'T TEST) ______________________
Garage Door Opener ______________________
Gate Access Card(s) ______________________
Other ______________________

Date of Move-In: ______________________
or
Date of Move-Out: ______________________

Local Laws and Ordinances. The terms of this Inventory and Condition Form may be modified by another addendum which conforms to the laws of the jurisdiction in which this apartment community is located. If there is any conflict in the terms of that other addendum and this Inventory and Condition Form, the conflicting terms of that other addendum shall control. In the event no other addendum is attached to this Inventory and Condition Form and the local laws or ordinances provide additional rights or remedies not included herein, this Inventory and Condition Form is amended by reference to such local laws and ordinances to incorporate the terms thereof herein, and such provisions shall supercede and control over the language of this Inventory and Condition Form to the extent they are in conflict. If any of the provisions of this Inventory and Condition Form are found to be unenforceable or void, then you and we agree that such unenforceable lease provisions shall be disregarded by the court, and the remaining enforceable provisions of this Inventory and Conditions Form will remain enforceable and binding on both you and us and will be construed to reflect the intent of the parties.

Acknowledgment. You acknowledge that you have inspected and tested all of the safety-related items (if in the dwelling) and that they are working, except as noted above. All items will be assumed to be in good condition unless otherwise noted on this form. You acknowledge receiving written operating instructions on the alarm system and gate access entry systems (if there are any). You acknowledge testing the smoke detector(s) and verifying that they are working. You acknowledge that you and management have inspected the dwelling unit and that no signs of bedbugs or other pests are present. This unit is in a decent, safe and sanitary condition.

In signing below, you accept this inventory as part of the Lease Contract and agree that it accurately reflects the condition of the premises for purposes of determining any refund due to you when you move out.

Resident or Resident's Agent: ______________________ Date of Signing: ____________

Owner or Owner's Representative: ______________________ Date of Signing: ____________

NOT A VALID FORM
SAMPLE

05062013SAMPLE15
© 2013, National Apartment Association, Inc.
Maryland/National Apartment Association Official Form D-13, March 2013

PAGE 2 OF 2

Animal Addendum

Becomes part of Lease Contract

Date: ______________________________
(when this Addendum is filled out)

NATIONAL APARTMENT ASSOCIATION

Please note: We consider animals a serious responsibility and a risk to each resident in the dwelling. If you do not properly control and care for your animal, you'll be held liable if it causes any damage or disturbs other residents.

In this document, the terms "you" and "your" refer to all residents listed below and all occupants or guests; and the terms "we," "us," and "our" refer to the owner named in the Lease Contract (not to the property manager or anyone else).

NOTIFICATION OF YOUR RIGHTS REGARDING SECURITY DEPOSITS. Under Maryland Code 8-203 you have the following rights:

The security deposit or any portion of it may be withheld for unpaid rent, damage due to breach of lease or for damage by you or your family, agents, employees, guests or invitees in excess of ordinary wear and tear to the leased premises, common areas, major appliances, and furnishings owned by us.

You have the right to be present when we or our agent inspects the premises in order to determine if any damage was done to the premises, if you notify us by certified mail of your intention to move, the date of moving, and your new address.

Your notice requesting a move-out inspection in our presence must be furnished to us by mail at least fifteen (15) days prior to the date you move.

Upon receipt of your notice to move, we will notify you by certified mail of the time and date the premises are to be inspected.

The date of inspection will take place within five (5) days before or five (5) days after the date of moving that is designated in your notice.

Failure by us to comply with this requirement forfeits our right to withhold any part of the security deposit for damages.

The security deposit is not liquidated damages and may not be forfeited to us for breach of the rental agreement, except in the amount that we are actually damaged by your breach.

In calculating the damages for lost future rents, any amount of rents received by us for the premises during the remainder, if any, of your lease term, will reduce the damages you owe us by a like amount.

1. **DWELLING UNIT DESCRIPTION.** Apt. No. ______________, ______________________________ *(street address)* in ______________________________ *(city)*, Maryland, ______________ *(zip code)*.

2. **LEASE CONTRACT DESCRIPTION.**
   Lease Contract date: ______________________________
   Owner's name: ______________________________
   ____
   ____
   ____
   Residents *(list all residents)*: ______________________________
   ____
   ____
   ____
   The Lease Contract is referred to in this Addendum as the "Lease Contract."

3. **CONDITIONAL AUTHORIZATION FOR ANIMAL.** You may keep the animal that is described below in the dwelling until the Lease Contract expires. But we may terminate this authorization sooner if your right of occupancy is lawfully terminated or if in our judgment you and your animal, your guests, or any occupant violate any of the rules in this Addendum.

4. **ANIMAL DEPOSIT.** An animal deposit of $______________ will be charged. We *[check one]* ☐ will consider or ☐ will not consider this additional security deposit the general security deposit for all purposes. The security deposit amount in Provision 4 of the Lease Contract *[check one]* ☐ *does*, or ☐ *does not include* this additional deposit amount. Refund of the animal deposit will be subject to the terms and conditions set forth in the Lease Contract regardless of whether it is considered part of the general security deposit.

   Under Maryland Code 8-203.1, this Addendum also constitutes your receipt for payment of a security deposit. We acknowledge receipt of animal deposit from you in the amount of $______________. You have the following rights with regard to this security deposit:

   (1) You have the right to have your dwelling unit (apartment) inspected by us in your presence for the purpose of making a written list of damages that exist at the commencement of the tenancy if you request an inspection by certified mail within fifteen (15) days of your occupancy (the date you move in);
   (2) You have the right to be present when we inspect the premises at the end of your tenancy in order to determine if any damage was done to the premises if you notify us by certified mail at fifteen (15) days prior to the date of your intended move, of your intention to move, the date of moving, and your new address;
   (3) We are obligated to conduct the move-out inspection within five (5) days before or after your stated date of intended moving;
   (4) We are obligated to notify you in writing of the time and date of the inspection;
   (5) You have the right to receive, by first class mail, delivered to your last known address, a written list of the charges against your security deposit claimed by us and the actual costs, within forty five (45) days after the termination of the tenancy;
   (6) We are obligated to return any unused portion of your security deposit, by first class mail, addressed to your last known address within forty five (45) days after the termination of your tenancy; and
   (7) Our failure to comply with the security deposit law may result in us being liable to you for a penalty of up to three (3) times the security deposit withheld, plus reasonable attorney's fees.
   (8) We will retain a copy of this receipt for a period of two (2) years after the termination of your tenancy, abandonment of the premises, or your eviction, as the case may be.
   (9) We will be liable to you in the sum of $25 if we fail to provide you a written receipt for the security deposit.

5. **ADDITIONAL MONTHLY RENT.** Your total monthly rent (as stated in the Lease Contract) will be increased by $______________. The monthly rent amount in Provision 6 of the Lease Contract *[check one]* ☐ includes ☐ does not include this additional rent.

6. **ADDITIONAL FEE.** You must also pay a one-time fee of $______________ for having the animal in the dwelling unit. This fee is not a security deposit and is not refundable. It is our policy to not charge a deposit for support animals.

7. **LIABILITY NOT LIMITED.** The additional monthly rent and additional security deposit under this Animal Addendum do not limit residents' liability for property damages, cleaning, deodorization, defleaing, replacements, or personal injuries.

8. **DESCRIPTION OF ANIMAL(S).** You may keep only the animal(s) described below. You may not substitute any other animal(s). Neither you nor your guests or occupants may bring any other animal(s)-mammal, reptile, bird, amphibian, fish, rodent, arachnid, or insect-into the dwelling or apartment community.

   Animal's name: ______________________________
   Type: ______________________________
   Breed: ______________________________
   Color: ______________________________
   Weight: ______________ Age: ______________
   City of license: ______________________________
   License no.: ______________________________
   Date of last rabies shot: ______________________________
   Housebroken? ______________________________
   Animal owner's name: ______________________________

   Animal's name: ______________________________
   Type: ______________________________
   Breed: ______________________________
   Color: ______________________________
   Weight: ______________ Age: ______________
   City of license: ______________________________
   License no.: ______________________________
   Date of last rabies shot: ______________________________
   Housebroken? ______________________________
   Animal owner's name: ______________________________

SAMPLE
NOT A VALID FORM

© 2012, National Apartment Association, Inc. - 10/2012, Maryland
05062013SAMPLE16
Page 1 of 2

9. **SPECIAL PROVISIONS.** The following special provisions control over conflicting provisions of this printed form:

____

____

____

____

____

10. **EMERGENCY.** In an emergency involving an accident or injury to your animal, we have the right, but not a duty, to take the animal to the following veterinarian for treatment, at your expense.

Doctor: ______________________________

Address: ______________________________

City/State/Zip: ______________________________

Phone: ______________________________

11. **ANIMAL RULES.** You are responsible for the animal's actions at all times. You agree to abide by these rules:

- The animal must not disturb the neighbors or other residents, regardless of whether the animal is inside or outside the dwelling.
- Dogs, cats, and support animals must be housebroken. All other animals must be caged at all times. No animal offspring are allowed.
- Inside, the animal may urinate or defecate only in these designated areas: ______________________________
- Outside, the animal may urinate or defecate only in these designated areas: ______________________________
- Animals may not be tied to any fixed object anywhere outside the dwelling units, except in fenced yards (if any) for your exclusive use.
- You must not let an animal other than support animals into swimming-pool areas, laundry rooms, offices, clubrooms, other recreational facilities, or other dwelling units.
- Your animal must be fed and watered inside the dwelling unit. Don't leave animal food or water outside the dwelling unit at any time, except in fenced yards (if any) for your exclusive use.
- You must keep the animal on a leash and under your supervision when outside the dwelling or any private fenced area. We or our representative may pick up unleashed animals and/or report them to the proper authorities. We may impose reasonable charges for picking up and/or keeping unleashed animals.
- Unless we have designated a particular area in your dwelling unit or on the grounds for animal defecation and urination, you are prohibited from letting an animal defecate or urinate anywhere on our property. You must take the animal off our property for that purpose. If we allow animal defecation inside the dwelling unit in this addendum, you must ensure that it's done in a litter box with a kitty litter-type mix. If the animal defecates anywhere on our property (including in a fenced yard for your exclusive use), you'll be responsible for immediately removing the waste and repairing any damage. Despite anything this Animal Addendum says, you must comply with all local ordinances regarding animal defecation.

12. **ADDITIONAL RULES.** We have the right to make reasonable changes to the animal rules from time to time if we distribute a written copy of any changes to every resident who is allowed to have animals.

13. **VIOLATION OF RULES.** If you, your guest, or any occupant violates any rule or provision of this Animal Addendum (based upon our judgment) and we give you written notice, you must remove the animal immediately and permanently from the premises. We also have all other rights and remedies set forth in the Lease Contract, including damages, eviction, and attorney's fees to the extent allowed by law.

14. **COMPLAINTS ABOUT ANIMAL.** You must immediately and permanently remove the animal from the premises if we receive a reasonable complaint from a neighbor or other resident or if we, in our sole discretion, determine that the animal has disturbed neighbors or other residents.

15. **OUR REMOVAL OF ANIMAL.** In some circumstances, we may enter the dwelling unit and remove the animal with one day's notice left in a conspicuous place. We can do this if, in our sole judgment, you have:

- abandoned the animal;
- left the animal in the dwelling unit for an extended period of time without food or water;
- failed to care for a sick animal;
- violated our animal rules; or
- let the animal defecate or urinate where it's not supposed to.

In doing this, we must follow the procedures of the Lease Contract, and we may board the animal or turn the animal over to a humane society or local authority. We'll return the animal to you upon request if we haven't already turned it over to a humane society or local authority. We don't have a lien on the animal for any purpose, but you must pay for reasonable care and kenneling charges for the animal. If you don't pick up the animal within 5 days after we remove it, it will be considered abandoned.

16. **LIABILITY FOR DAMAGES, INJURIES, CLEANING, ETC.** You and all co-residents will be jointly and severally liable for the entire amount of all damages caused by the animal, including all cleaning, defleaing, and deodorizing. This provision applies to all parts of the dwelling unit, including carpets, doors, walls, drapes, wallpaper, windows, screens, furniture, appliances, as well as landscaping and other outside improvements. If items cannot be satisfactorily cleaned or repaired, you must pay for us to replace them completely. Payment for damages, repairs, cleaning, replacements, etc. are due immediately upon demand.

As owner of the animal, you're strictly liable for the entire amount of any injury that the animal causes to a person or anyone's property. You'll indemnify us for all costs of litigation and attorney's fees resulting from any such damage.

17. **MOVE-OUT.** When you move out, you'll pay for defleaing, deodorizing, and shampooing to protect future residents from possible health hazards, regardless of how long the animal was there. We—not you—will arrange for these services.

18. **MULTIPLE RESIDENTS.** Each resident who signed the Lease Contract must sign this Animal Addendum. You, your guests, and any occupants must follow all animal rules. Each resident is jointly and severally liable for damages and all other obligations set forth in this Animal Addendum, even if the resident does not own the animal.

19. **GENERAL.** You acknowledge that no other oral or written agreement exists regarding animals. Except for written rule changes under paragraph 9 above, our representative has no authority to modify this Animal Addendum or the animal rules except in writing. This Animal Addendum and the animal rules are considered part of the Lease Contract described above. It has been executed in multiple originals, one for you and one or more for us.

Local Laws and Ordinances. The terms of this Animal Addendum may be modified by another addendum which conforms to the laws of the jurisdiction in which this apartment community is located. If there is any conflict in the terms of that addendum and this Animal Addendum the conflicting terms of that other addendum shall control. In the event no other addendum is attached to this Animal Addendum and the local laws or ordinances provide additional rights or remedies not included herein, this Animal Addendum is amended by reference to such local laws and ordinances to incorporate the terms thereof herein, and such provisions shall supercede and control over the language of this Animal Addendum to the extent they are in conflict. If any of the provisions of this Animal Addendum are found to be unenforceable or void, then you and we agree that such unenforceable lease provisions shall be disregarded by the court, and the remaining enforceable provisions of this Animal Addendum will remain enforceable and binding on both you and us and will be construed to reflect the intent of the parties.

This is a binding legal document. Read it carefully before signing.

Resident or Residents *(All residents must sign)*	**Owner or Owner's Representative** *(Signs below)*
______________________	______________________
______________________	
______________________	
______________________	

05062013SAMPLE17

NOT A SAMPLE
VALID FORM

© 2012, National Apartment Association, Inc. Maryland/National Apartment Association Official Form C-12, October 2012 Page 2 of 2

UTILITY ADDENDUM

NATIONAL APARTMENT ASSOCIATION.

This Utility Addendum is incorporated into the Lease Contract (referred to in this addendum as "Lease Contract" or "Lease") dated ____________________ between ____ ("We" and/or "we" and/or "us") and ____ ("You" and/or "you") of Apt. No. __________ located at ____ (street address) in ____________________ and is in addition to all terms and conditions in the Lease.

To the extent that the terms of this Utility Addendum conflict with those of the Lease, this Utility Addendum shall control.

1. Responsibility for payment of utilities, and the method of metering or otherwise measuring the cost of the utility, will be as indicated below.
   a) **Water** service to your dwelling will be paid by you either:
      - ☐ directly to the utility service provider; or
      - ☐ water bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ☐ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ☐ 3rd party billing company if applicable ____________________
   b) **Sewer** service to your dwelling will be paid by you either:
      - ☐ directly to the utility service provider; or
      - ☐ sewer bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ☐ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ☐ 3rd party billing company if applicable ____________________
   c) **Gas** service to your dwelling will be paid by you either:
      - ☐ directly to the utility service provider; or
      - ☐ gas bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ☐ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ☐ 3rd party billing company if applicable ____________________
   d) **Trash** service to your dwelling will be paid by you either:
      - ☐ directly to the utility service provider; or
      - ☐ trash bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ☐ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ☐ 3rd party billing company if applicable ____________________
   e) **Electric** service to your dwelling will be paid by you either:
      - ☐ directly to the utility service provider; or
      - ☐ electric bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ☐ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ☐ 3rd party billing company if applicable ____________________
   f) **Stormwater** service to your dwelling will be paid by you either:
      - ☐ directly to the utility service provider; or
      - ☐ stormwater bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ☐ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ☐ 3rd party billing company if applicable ____________________
   g) **Cable TV** service to your dwelling will be paid by you either:
      - ☐ directly to the utility service provider; or
      - ☐ cable TV bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ☐ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ☐ 3rd party billing company if applicable ____________________
   h) **Master Antenna** service to your dwelling will be paid by you either:
      - ☐ directly to the utility service provider; or
      - ☐ master antenna bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ☐ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ☐ 3rd party billing company if applicable ____________________
   i) **Internet** service to your dwelling will be paid by you either:
      - ☐ directly to the utility service provider; or
      - ☐ internet bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ☐ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ☐ 3rd party billing company if applicable ____________________
   j) (Other) ____________________ service to your dwelling and costs will be paid by you either:
      - ☐ directly to the utility service provider; or
      - ☐ bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ☐ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ☐ 3rd party billing company if applicable ____________________

METERING/ALLOCATION METHOD KEY

"1" - Sub-metering of all of your water/gas/electric use
"2" - Calculation of your total water use based on sub-metering of hot water
"3" - Calculation of your total water use based on sub-metering of cold water
"4" - Flat rate per month
"5" - Allocation based on the number of persons residing in your dwelling unit
"6" - Allocation based on the number of persons residing in your dwelling unit using a ratio occupancy formula
"7" - Allocation based on square footage of your dwelling unit
"8" - Allocation based on a combination of square footage of your dwelling unit and the number of persons residing in your dwelling unit
"9" - Allocation based on the number of bedrooms in your dwelling unit
"10" - Allocation based on a lawful formula not listed here
(Note: if method "10" is selected, a separate sheet will be attached describing the formula used)

2. If an allocation formula above is used, we or our billing company will calculate your allocated share of the utility services in accordance with state and local laws. Furthermore, we will deduct an amount that is representative of the common area usage at your property which will not be allocated to residents. If allowed by state law, we at our sole discretion may change the above methods of determining your allocated share of the utility services, by written notice to you.

NOT A SAMPLE
VALID FORM

Page 1 of 2

© 2013, National Apartment Association, Inc. - 3/2013, Maryland

If a flat fee method for trash or other utility service is used, Resident and Owner agree that the charges indicated in this Agreement (as may be amended with written notice as specified above) represent a fair and reasonable amount for the service(s) provided and that the amount billed is not based on a monthly per unit cost.

3. When billed by us directly or through our billing company, you must pay utility bills within _______ days of the date when the utility bill is issued at the place indicated on your bill, or the payment will be late. If a payment is late, you will be responsible for a late fee as indicated below. The late payment of a bill or failure to pay any utility bill is a material and substantial breach of the Lease and we will exercise all remedies available under the Lease, up to and including eviction for nonpayment. To the extent there is a billing fee for the production of any utility bill or a set-up or initiation fee by our billing company, you shall pay such fees as indicated below.

Billing Fee:	$ ____________	(not to exceed $ ____________)
Late Fee:	$ ____________	(not to exceed $ ____________)
Set-up Fee:	$ ____________	(not to exceed $ ____________)

If allowed by state law, we at our sole discretion may amend these fees, with written notice to you.

4. You will be charged for the full period of time that you were living in, occupying, or responsible for payment of rent or utility charges on the dwelling. If you breach the Lease, you will be responsible for utility charges for the time period you were obliged to pay the charges under the Lease, subject to our mitigation of damages. In the event you fail to timely establish utility services, we may charge you for any utility service billed to us for your dwelling and may charge a reasonable administration fee for billing for the utility service in the amount of $ ____________.

5. When you move out, you will receive a final bill which may be estimated based on your prior utility usage. This bill must be paid at the time you move out or it will be deducted from the security deposit.

6. We are not liable for any losses or damages you incur as a result of outages, interruptions, or fluctuations in utility services provided to the dwelling unless such loss or damage was the direct result of negligence by us or our employees. You release us from any and all such claims and waive any claims for offset or reduction of rent or diminished rental value of the apartment due to such outages, interruptions, or fluctuations.

7. You agree not to tamper with, adjust, or disconnect any utility sub-metering system or device. Violation of this provision is a material breach of your Lease and may subject you to eviction or other remedies available to us under your Lease and this Utility Addendum.

8. Where lawful, all utilities, charges and fees of any kind under this lease shall be considered additional rent, and if partial payments are accepted by the Owner, they will be allocated first to non-rent charges and to rent last.

9. You represent that all occupants that will be residing in the Unit are accurately identified in the Lease. You agree to promptly notify Owner of any change in such number of occupants.

You agree that you may, upon thirty (30) days prior written notice from Owner to you, begin receiving a bill for additional utilities and services, at which time such additional utilities and services shall for all purposes be included in the term Utilities.

If any provision of this addendum or the Lease is invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only without invalidating or otherwise affecting the remainder of this addendum or the Lease. Except as specifically stated herein, all other terms and conditions of the Lease shall remain unchanged. In the event of any conflict between the terms of this Addendum and the terms of the Lease, the terms of this Addendum shall control.

10. The following special provisions and any addenda or written rules furnished to you at or before signing will become a part of this Utility Addendum and will supersede any conflicting provisions of this printed Utility Addendum and/or the Lease Contract.

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SAMPLE
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Resident Signature ______________________________ Date ______________

Resident Signature ______________________________ Date ______________

Resident Signature ______________________________ Date ______________

Resident Signature ______________________________ Date ______________

Management ______________________________ Date ______________

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© 2013, National Apartment Association, Inc. - 3/2013, Maryland

MONTGOMERY COUNTY UTILITY ADDENDUM

NATIONAL APARTMENT ASSOCIATION

This Utility Addendum is incorporated into the Apartment Lease Contract (referred to in this addendum as "Lease Contract" or "Lease") dated ______________ between ______________________________ ("We" and/or "we" and/or "us") and ______________________________ ("You" and/or "you") of Apt. No. ______ located at ______________________________ (street address) in ______________ and is in addition to all terms and conditions in the Lease. To the extent that the terms of this Utility Addendum conflict with those of the Lease, this Utility Addendum shall control.

1. Responsibility for payment of utilities, and the method of metering or otherwise measuring the cost of the utility, will be as indicated below.
   a) **Water** service to your apartment will be paid by you either:
      - ❑ directly to the utility service provider; or
      - ❑ water bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ❑ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ❑ 3rd party billing company if applicable ______________________
   b) **Sewer** service to your apartment will be paid by you either:
      - ❑ directly to the utility service provider; or
      - ❑ sewer bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ❑ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ❑ 3rd party billing company if applicable ______________________
   c) **Gas** service to your apartment will be paid by you either:
      - ❑ directly to the utility service provider; or
      - ❑ gas bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ❑ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ❑ 3rd party billing company if applicable ______________________
   d) **Trash** service to your apartment will be paid by you either:
      - ❑ directly to the utility service provider; or
      - ❑ trash bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ❑ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ❑ 3rd party billing company if applicable ______________________
   e) **Electric** service to your apartment will be paid by you either:
      - ❑ directly to the utility service provider; or
      - ❑ electric bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ❑ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ❑ 3rd party billing company if applicable ______________________
   f) **Stormwater** service to your apartment will be paid by you either:
      - ❑ directly to the utility service provider; or
      - ❑ stormwater bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ❑ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ❑ 3rd party billing company if applicable ______________________
   g) **Cable TV** service to your apartment will be paid by you either:
      - ❑ directly to the utility service provider; or
      - ❑ cable TV bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ❑ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ❑ 3rd party billing company if applicable ______________________
   h) **Master Antenna** service to your apartment will be paid by you either:
      - ❑ directly to the utility service provider; or
      - ❑ master antenna bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ❑ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ❑ 3rd party billing company if applicable ______________________
   i) **Internet** service to your apartment will be paid by you either:
      - ❑ directly to the utility service provider; or
      - ❑ internet bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ❑ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ❑ 3rd party billing company if applicable ______________________
   j) (Other) ______________________ service to your apartment and costs will be paid by you either:
      - ❑ directly to the utility service provider; or
      - ❑ bills will be billed by the service provider to us and then allocated to you based on the following formula: ________
        - ❑ If flat rate is selected, the current flat rate is $ ____________ per month.
        - ❑ 3rd party billing company if applicable ______________________

METERING/ALLOCATION METHOD KEY

"1" - Sub-metering of all of your water/gas/electric use
"2" - Calculation of your total water use based on sub-metering of hot water
"3" - Calculation of your total water use based on sub-metering of cold water
"4" - Flat rate per month
"5" - Allocation based on the number of persons residing in your apartment unit
"6" - Allocation based on the number of persons residing in your apartment unit using a ratio occupancy formula
"7" - Allocation based on square footage of your apartment unit
"8" - Allocation based on a combination of square footage of your apartment unit and the number of persons residing in your apartment unit
"9" - Allocation based on the number of bedrooms in your apartment unit
"10" - Allocation based on a lawful formula not listed here
(Note: if method "10" is selected, a separate sheet will be attached describing the formula used)

2. If an allocation formula above is used, we or our billing company will calculate your allocated share of the utility services in accordance with state and local laws. Furthermore, we will deduct an amount that is representative of the common area usage at your property which will not be allocated to residents. If allowed by state law, we at our sole discretion may change the above methods of determining your allocated share of the utility services, by written notice to you.

NOT A SAMPLE VALID FORM

Page 1 of 2

© 2010, National Apartment Association, Inc. - 12/2010, Maryland

If a flat fee method for trash or other utility service is used, Resident and Owner agree that the charges indicated in this Agreement (as may be amended with written notice as specified above) represent a fair and reasonable amount for the service(s) provided and that the amount billed is not based on a monthly per unit cost.

3. When billed by us directly or through our billing company, you must pay utility bills within _______ days of the date when the utility bill is issued at the place indicated on your bill, or the payment will be late. If a payment is late, you will be responsible for a late fee as indicated below. The late payment of a bill or failure to pay any utility bill is a material and substantial breach of the Lease and we will exercise all remedies available under the Lease, up to and including eviction for nonpayment. To the extent there is a billing fee for the production of any utility bill or a set-up or initiation fee by our billing company, you shall pay such fees as indicated below.

Billing Fee:	$ ____________	(not to exceed $ ____________)
Late Fee:	$ ____________	(not to exceed $ ____________)
Set-up Fee:	$ ____________	(not to exceed $ ____________)

If allowed by state law, we at our sole discretion may amend these fees, with written notice to you.

4. You will be charged for the full period of time that you were living in, occupying, or responsible for payment of rent or utility charges on the apartment. If you breach the Lease, you will be responsible for utility charges for the time period you were obliged to pay the charges under the Lease, subject to our mitigation of damages. In the event you fail to timely establish utility services, we may charge you for any utility service billed to us for your apartment and may charge a reasonable administration fee for billing for the utility service in the amount of $ ____________.

5. When you move out, you will receive a final bill which may be estimated based on your prior utility usage. This bill must be paid at the time you move out or it will be deducted from the security deposit.

6. We are not liable for any losses or damages you incur as a result of outages, interruptions, or fluctuations in utility services provided to the apartment unless such loss or damage was the direct result of negligence by us or our employees. You release us from any and all such claims and waive any claims for offset or reduction of rent or diminished rental value of the apartment due to such outages, interruptions, or fluctuations.

7. You agree not to tamper with, adjust, or disconnect any utility sub-metering system or device. Violation of this provision is a material breach of your Lease and may subject you to eviction or other remedies available to us under your Lease and this Utility Addendum.

8. Where lawful, all utilities, charges and fees of any kind under this lease shall be considered additional rent, and if partial payments are accepted by the Owner, they will be allocated first to non-rent charges and to rent last.

9. In the event we are using a ratio utility billing system, any dispute relating to the computation of your bill is between you and us and not a third party billing agent.

10. The average monthly bill for all dwelling units in the apartment complex in the previous calendar year were (only for the utilities that are being billed using a ratio utility billing system):
Water: $ ______________ . Sewer: $ ______________

11. In the event we are using a ratio utility billing system, you have the right to receive information from us to verify the water and sewer utility bill.

12. In the event we are using a ratio utility billing system, the maximum service charge that we may levy is $ ______________ .

13. A copy of the Ratio Utility Billing System is available upon your request.

14. You represent that all occupants that will be residing in the Unit are accurately identified in the Lease. You agree to promptly notify Owner of any change in such number of occupants.

You agree that you may, upon thirty (30) days prior written notice from Owner to you, begin receiving a bill for additional utilities and services, at which time such additional utilities and services shall for all purposes be included in the term Utilities.

If any provision of this addendum or the Lease is invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only without invalidating or otherwise affecting the remainder of this addendum or the Lease. Except as specifically stated herein, all other terms and conditions of the Lease shall remain unchanged. In the event of any conflict between the terms of this Addendum and the terms of the Lease, the terms of this Addendum shall control.

15. The following special provisions and any addenda or written rules furnished to you at or before signing will become a part of this Utility Addendum and will supercede any conflicting provisions of this printed Utility Addendum and/or the Apartment Lease Contract.

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Resident Signature ______________________________ Date ______________

Resident Signature ______________________________ Date ______________

Resident Signature ______________________________ Date ______________

Resident Signature ______________________________ Date ______________

Management ______________________________ Date ______________

SAMPLE
NOT A VALID FORM

Page 2 of 2

© 2010, National Apartment Association, Inc. - 12/2010, Maryland

NATIONAL APARTMENT ASSOCIATION

Federally Required Lead Hazard Information and Disclosure Addendum

IMPORTANT NOTICE TO RESIDENTS: The following information is taken from a brochure entitled "Protect Your Family from Lead in Your Home" prepared by the U.S. Environmental Protection Agency, the U.S. Consumer Product Safety Commission and the U.S. Department of Housing and Urban Development. **While the information must be distributed to residents before they become obligated under the lease for most types of housing built before 1978, it does not mean that the dwelling contains lead-based paint (LBP).** The brochure was written in general terms and applies to both home purchasers and renters. The information outlines action that can be taken to test for, remove or abate LBP in a dwelling. The Maryland Multi-Housing Association Lease Contract specifically prohibits a resident from performing this type of work–only the dwelling owner may do so under the lease contract. If you have any questions about the presence of LBP in your dwelling, please contact the owner or management company before taking any action to test, abate or remove LBP. NOTE: Page references in the content of this form are to pages in the EPA brochure.

Protect Your Family From Lead In Your Home
EPA

Are You Planning To Buy, Rent, or Renovate a Home Built Before 1978?

Many houses and apartments built before 1978 have paint that contains high levels of lead (called lead-based paint). Lead from paint, chips, and dust can pose serious health hazards if not taken care of properly.

OWNERS, BUYERS, and RENTERS are encouraged to check for lead (see page 6) before renting, buying, or renovating pre-1978 housing.

Federal law requires that individuals receive certain information before renting, buying, or renovating pre-1978 housing:

LANDLORDS have to disclose known information on lead-based paint and lead-based paint hazards before leases take effect. Leases must include a disclosure about lead-based paint.

SELLERS have to disclose known information on lead-based paint and lead-based paint hazards before selling a house. Sales contracts must include a disclosure form about lead-based paint. Buyers have up to 10 days to check for lead.

RENOVATORS disturbing more than 2 square feet of painted surfaces have to give you this pamphlet before starting work.

SAMPLE
NOT A VALID FORM

IMPORTANT!

Lead From Paint, Dust, and Soil Can Be Dangerous If Not Managed Properly

FACT: Lead exposure can harm young children and babies even before they are born.

FACT: Even children that seem healthy can have high levels of lead in their bodies.

FACT: People can get lead in their bodies by breathing or swallowing lead dust, or by eating soil or paint chips containing lead.

FACT: People have many options for reducing lead hazards. In most cases, lead-based paint that is in good condition is not a hazard.

FACT: Removing lead-based paint improperly can increase the danger to your family.

If you think your home might have lead hazards, read this pamphlet to learn some simple steps to protect your family.

Lead Gets in the Body in Many Ways

Childhood lead poisoning remains a major environmental health problem in the U.S.

Even children who appear healthy can have dangerous levels of lead in their bodies.

People can get lead in their body if they:

- Breathe in lead dust (especially during renovations that disturb painted surfaces).
- Put their hands or other objects covered with lead dust in their mouths.
- Eat paint chips or soil that contains lead.

Lead is even more dangerous to children under the age of 6:

- At this age children's brains and nervous systems are more sensitive to the damaging effects of lead.
- Children's growing bodies absorb more lead.
- Babies and young children often put their hands and other objects in their mouths. These objects can have lead dust on them.

Lead is also dangerous to women of childbearing age:

- Women with a high lead level in their system prior to pregnancy would expose a fetus to lead through the placenta during fetal development.

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Page 1 of 4

Lead's Effects

It is important to know that even exposure to low levels of lead can severely harm children.

In children, lead can cause:

- Nervous system and kidney damage.
- Learning disabilities, attention deficit disorder, and decreased intelligence.
- Speech, language, and behavior problems.
- Poor muscle coordination.
- Decreased muscle and bone growth.
- Hearing damage.

Brain or Nerve Damage
Hearing Problems
Slowed Growth
Digestive Problems
Reproductive Problems (Adults)

Lead affects the body in many ways.

While low-lead exposure is most common, exposure to high levels of lead can have devastating effects on children, including seizures, unconsciousness, and, in some cases, death.

Although children are especially susceptible to lead exposure, lead can be dangerous for adults too.

In adults, lead can cause:

- Increased chance of illness during pregnancy.
- Harm to a fetus, including brain damage or death.
- Fertility problems (in men and women).
- High blood pressure.
- Digestive problems.
- Nerve disorders.
- Memory and concentration problems.
- Muscle and joint pain.

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Where Lead-Based Paint Is Found

In general, the older your home, the more likely it has lead-based paint.

Many homes built before 1978 have lead-based paint. The federal government banned lead-based paint from housing in 1978. Some states stopped its use even earlier. Lead can be found:

- **In homes in the city, country, or suburbs.**
- **In apartments, single-family homes, and both private and public housing.**
- **Inside and outside of the house.**
- **In soil around a home.** (Soil can pick up lead from exterior paint or other sources such as past use of leaded gas in cars.)

Checking Your Family for Lead

Get your children and home tested if you think your home has high levels of lead.

To reduce your child's exposure to lead, get your child checked, have your home tested (especially if your home has paint in poor condition and was built before 1978), and fix any hazards you may have. Children's blood lead levels tend to increase rapidly from 6 to 12 months of age, and tend to peak at 18 to 24 months of age.

Consult your doctor for advice on testing your children. A simple blood test can detect high levels of lead. Blood tests are usually recommended for:

- Children at ages 1 and 2.
- Children or other family members who have been exposed to high levels of lead.
- Children who should be tested under your state or local health screening plan.

Your doctor can explain what the test results mean and if more testing will be needed.

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SAMPLE
NOT A VALID FORM

Identifying Lead Hazards

Lead-based paint is usually not a hazard if it is in good condition, and it is not on an impact or friction surface, like a window. It is defined by the federal government as paint with lead levels greater than or equal to 1.0 milligram per square centimeter, or more than 0.5% by weight.

Deteriorating lead-based paint (peeling, chipping, chalking, cracking, or damaged) is a hazard and needs immediate attention. It may also be a hazard when found on surfaces that children can chew or that get a lot of wear-and-tear, such as:

- Windows and window sills.
- Doors and door frames.
- Stairs, railings, banisters, and porches.

Lead from paint chips, which you can see, and lead dust, which you can't always see, can both be serious hazards

Lead dust can form when lead-based paint is scraped, sanded, or heated. Dust also forms when painted surfaces bump or rub together. Lead chips and dust can get on surfaces and objects that people touch. Settled lead dust can re-enter the air when people vacuum, sweep, or walk through it. The following two federal standards have been set for lead hazards in dust:

- 40 micrograms per square foot ($\mu g/ft^2$) and higher for floors, including carpeted floors.
- 250 $\mu g/ft^2$ and higher for interior window sills.

Lead in soil can be a hazard when children play in bare soil or when people bring soil into the house on their shoes. The following two federal standards have been set for lead hazards in residential soil:

- 400 parts per million (ppm) and higher in play areas of bare soil.
- 1,200 ppm (average) and higher in bare soil in the remainder of the yard.

The only way to find out if paint, dust and soil lead hazards exist is to test for them. The next page describes the most common methods used.

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Checking Your Home for Lead

Just knowing that a home has lead-based paint may not tell you if there is a hazard.

You can get your home checked for lead in several different ways:

- A paint **inspection** tells you whether your home has lead-based paint and where it is located. It won't tell you whether or not your home currently has lead hazards.
- A **risk assessment** tells you if your home currently has any lead hazards from lead in paint, dust, or soil. It also tells you what actions to take to address any hazards.
- A **combination risk assessment and inspection** tells you if your home has any lead hazards and if your home has any lead-based paint, and where the lead-based paint is located.

Hire a trained and certified testing professional who will use a range of reliable methods when testing your home.

- Visual inspection of paint condition and location.
- A portable x-ray fluorescence (XRF) machine.
- Lab tests of paint, dust, and soil samples.

There are state and federal programs in place to ensure that testing is done safely, reliably, and effectively. Contact your state or local agency (see bottom of page 11) for more information, or call **1-800-424-LEAD (5323)** for a list of contacts in your area.

Home test kits for lead are available, but may not always be accurate. Consumers should not rely on these tests before doing renovations or to assure safety.

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What You Can Do Now To Protect Your Family

If you suspect that your house has lead hazards, you can take some immediate steps to reduce your family's risk:

- **If you rent, notify your landlord of peeling or chipping paint.**
- **Clean up paint chips immediately.**
- **Clean floors, window frames, window sills, and other surfaces weekly.** Use a mop or sponge with warm water and a general all-purpose cleaner or a cleaner made specifically for lead. REMEMBER: NEVER MIX AMMONIA AND BLEACH PRODUCTS TOGETHER SINCE THEY CAN FORM A DANGEROUS GAS.

- **Thoroughly rinse sponges and mop heads after cleaning dirty or dusty areas.**
- **Wash children's hands often, especially before they eat and before nap time and bed time.**
- **Keep play areas clean.** Wash bottles, pacifiers, toys, and stuffed animals regularly.
- **Keep children from chewing window sills or other painted surfaces.**
- **Clean or remove shoes before entering your home to avoid tracking** in lead from soil.
- **Make sure children eat nutritious, low-fat meals high in iron and calcium,** such as spinach and dairy products. Children with good diets absorb less lead.

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Reducing Lead Hazards In The Home

Removing lead improperly can increase the hazard to your family by spreading even more lead dust around the house.

Always use a professional who is trained to remove lead hazards safely.

In addition to day-to-day cleaning and good nutrition:

- You can **temporarily** reduce lead hazards by taking actions such as repairing damaged painted surfaces and planting grass to cover soil with high lead levels. These actions (called "interim controls") are not permanent solutions and will need ongoing attention.
- To **permanently** remove lead hazards, you should hire a certified lead "abatement" contractor. Abatement (or permanent hazard elimination) methods include removing, sealing, or enclosing lead-based paint with special materials. Just painting over the hazard with regular paint is not permanent removal.

Always hire a person with special training for correcting lead problems—someone who knows how to do this work safely and has the proper equipment to clean up thoroughly. Certified contractors will employ qualified workers and follow strict safety rules as set by their state or by the federal government.

Once the work is completed, dust cleanup activities must be repeated until testing indicates that dust lead levels are below the following:

- 40 micrograms per square foot (µg/ft²) for floors, including carpeted floors;
- 250 µg/ft² for interior window sills; and
- 400 µg/ft² for window troughs.

Call your state or local agency (see bottom of page 11) for help with locating certified professionals in your area and to see if financial assistance is available.

8

Remodeling or Renovating a Home With Lead-Based Paint

Take precautions before your contractor or you begin remodeling or renovating anything that disturbs painted surfaces (such as scraping off paint or tearing out walls):

- **Have the area tested for lead-based paint.**
- **Do not use a belt-sander, propane torch, high temperature heat gun, dry scraper, or dry sandpaper to remove lead-based paint.** These actions create large amounts of lead dust and fumes. Lead dust can remain in your home long after the work is done.
- **Temporarily move your family** (especially children and pregnant women) out of the apartment or house until the work is done and the area is properly cleaned. If you can't move your family, at least completely seal off the work area.
- **Follow other safety measures to reduce lead hazards.** You can find out about other safety measures by calling 1-800-424-LEAD. Ask for the brochure "Reducing Lead Hazards When Remodeling Your Home." This brochure explains what to do before, during, and after renovations.

If you have already completed renovations or remodeling that could have released lead-based paint or dust, get your young children tested and follow the steps outlined on page 7 of this brochure.

If not conducted properly, certain types of renovations can release lead from paint and dust into the air.

9

Other Sources of Lead

While paint, dust, and soil are the most common sources of lead, other lead sources also exist.

- **Drinking water.** Your home might have plumbing with lead or lead solder. Call your local health department or water supplier to find out about testing your water. You cannot see, smell, or taste lead, and boiling your water will not get rid of lead. If you think your plumbing might have lead in it:
  - Use only cold water for drinking and cooking.
  - Run water for 15 to 30 seconds before drinking it, especially if you have not used your water for a few hours.
- **The job.** If you work with lead, you could bring it home on your hands or clothes. Shower and change clothes before coming home. Launder your work clothes separately from the rest of your family's clothes.
- **Old painted toys and furniture.**
- **Food and liquids stored in lead crystal or lead-glazed pottery or porcelain.**
- **Lead smelters** or other industries that release lead into the air.
- **Hobbies** that use lead, such as making pottery or stained glass, or refinishing furniture.
- **Folk remedies** that contain lead, such as "greta" and "azarcon" used to treat an upset stomach.

10

05062013SAMPLE20

© 2010, National Apartment Association, Inc. - 10/2010

Page 3 of 4

For More Information

The National Lead Information Center

Call **1-800-424-LEAD** (424-5323) to learn how to protect children from lead poisoning and for other information on lead hazards. To access lead information via the web, visit: **www.epa.gov/lead** and **www.hud.gov/offices/lead/**.

EPA's Safe Drinking Water Hotline

Call **1-800-426-4791** for information about lead in drinking water.

Internet

Consumer Product Safety Commission (CPSC) Hotline

To request information on lead in consumer products, or to report an unsafe consumer product or a product-related injury call **1-800-638-2772**, or visit CPSC's Web site at: www.cpsc.gov.

State Health and Environmental Agencies

Some cities, states, and tribes have their own rules for lead-based paint activities. Check with your local agency to see which laws apply to you. Most agencies can also provide information on finding a lead abatement firm in your area, and on possible sources of financial aid for reducing lead hazards. Receive up-to-date address and phone information for your local contacts on the Internet at **www.epa.gov/lead** or contact the National Lead Information Center at 1-800-424-LEAD.

For the hearing impaired, call the Federal Information Relay Service at 1-800-877-8339 to access any of the phone numbers in this brochure.

11

Simple Steps To Protect Your Family From Lead Hazards

If you think your home has high levels of lead:

- Get your young children tested for lead, even if they seem healthy.
- Wash children's hands, bottles, pacifiers, and toys often.
- Make sure children eat healthy, low-fat foods.
- Get your home checked for lead hazards.
- Regularly clean floors, window sills, and other surfaces.
- Wipe soil off shoes before entering house.
- Talk to your landlord about fixing surfaces with peeling or chipping paint.
- Take precautions to avoid exposure to lead dust when remodeling or renovating (call 1-800-424-LEAD for guidelines).
- Don't use a belt-sander, propane torch, high temperature heat gun, scraper, or sandpaper on painted surfaces that may contain lead.
- Don't try to remove lead-based paint yourself.

12

Maryland Department of Health--877/463-3464	CPSC Main Office *(includes Maryland)*--800/638-2772
EPA Region 3 Office *(Includes Maryland)*--215/814-5000	HUD Lead Office--202/755-1785

FEDERALLY REQUIRED LESSOR DISCLOSURE, AGENT STATEMENT AND LESSEE ACKNOWLEDGMENT OF INFORMATION ON LEAD-BASED PAINT HAZARDS

LEAD WARNING STATEMENT Housing built before 1978 may contain lead-based paint. Lead from paint, paint chips, and dust can pose health hazards if not managed properly. Lead exposure is especially harmful to young children and pregnant women. Before renting pre-1978 housing, lessors (owners) must disclose the presence of lead-based paint and/or lead-based paint hazards in the dwelling. Lessees (residents) must also receive a federally approved pamphlet on lead poisoning prevention.

LEAD-FREE HOUSING If the housing unit has been certified as "lead free" according to 24 C.F.R. Section 35.82 or is not target housing according to 24 C.F.R. Section 35.86, the lead-based paint hazard disclosure requirements do not apply, and therefore, it is not necessary to provide this addendum or a lead-based paint warning pamphlet and lead-based paint disclosure statement to the lessee (resident).

LESSOR'S DISCLOSURE

Presence of lead-based paint and/or lead-based paint hazards *(check only one box).*

- ❑ Lessor (owner) has no knowledge of lead-based paint and/or lead-based paint hazards in the housing.
- ❑ Known that lead-based paint and/or lead-based paint hazards are present in the housing *(explain).*

____

____

Records and reports available to lessor *(check only one box).*

- ❑ Lessor (owner) has no reports or records pertaining to lead-based paint and/or lead-based paint hazards in the housing.
- ❑ Lessor (owner) has reports or records indicating the presence of some lead-based paint and/or lead-based paint hazards in the housing, and has provided the lessee (residents) with all such records and reports that are available to lessor *(list documents).*

________ **AGENT'S ACKNOWLEDGMENT** *(Initial)*
If another person or entity is involved in leasing the dwelling as an agent of the lessor (i.e., as a management company, real estate agent or locator service acting for the owner), such agent represents that agent has informed the lessor of the lessor's obligations under 42 U.S.C. 4852(d) and agent is aware of agent's responsibility to ensure that lessor complies with such disclosure laws.

________ **LESSEE'S ACKNOWLEDGMENT** *(Initial)*
Lessee acknowledges the receipt of a copy of a federally approved pamphlet on lead poisoning prevention and all records or reports listed above.

ACCURACY CERTIFICATIONS
The parties named below certify that to the best of their knowledge the above information and statements made or provided by them, respectively, are true and accurate. The person who signs for the LESSOR may be the owner himself or herself, an employee, officer or partner of the owner, or a representative of the owner's management company, real estate agent or locator service if such person is authorized to sign for the lessor. The person who signs for the AGENT may be the agent himself or herself, or an employee, officer or partner of the agent if such person is authorized to sign for the agent.

____

Apartment name & unit number OR street address of dwelling   City

Lessee (Resident)	Date	Lessee (Resident)	Date
Lessee (Resident)	Date	Lessee (Resident)	Date
Printed name of LESSOR (owner) of the dwelling		Printed name of any AGENT of lessor, i.e., management company, real estate agent or locator service involved in leasing the dwelling	
Signature of person signing on behalf of above LESSOR	Date	Signature of person signing on behalf of above AGENT, if any	Date

SAMPLE
NOT A VALID FORM

Maryland/National Apartment Association Official Form E-10 (Sheets 1 and 2), October 2010

© 2010, National Apartment Association, Inc.

05062013SAMPLE21

Page 4 of 4

For More Information

The National Lead Information Center

Call **1-800-424-LEAD** (424-5323) to learn how to protect children from lead poisoning and for other information on lead hazards. To access lead information via the web, visit **www.epa.gov/lead** and **www.hud.gov/offices/lead/**.

EPA's Safe Drinking Water Hotline

Call **1-800-426-4791** for information about lead in drinking water.

Consumer Product Safety Commission (CPSC) Hotline

To request information on lead in consumer products, or to report an unsafe consumer product or a product-related injury call **1-800-638-2772**, or visit CPSC's Web site at: www.cpsc.gov.

State Health and Environmental Agencies

Some cities, states, and tribes have their own rules for lead-based paint activities. Check with your local agency to see which laws apply to you. Most agencies can also provide information on finding a lead abatement firm in your area, and on possible sources of financial aid for reducing lead hazards. Receive up-to-date address and phone information for your local contacts on the Internet at **www.epa.gov/lead** or contact the National Lead Information Center at **1-800-424-LEAD**.

For the hearing impaired, call the Federal Information Relay Service at **1-800-877-8339** to access any of the phone numbers in this brochure.

11

Simple Steps To Protect Your Family from Lead Hazards

If you think your home has high levels of lead:

- Get your young children tested for lead, even if they seem healthy.
- Wash children's hands, bottles, pacifiers, and toys often.
- Make sure children eat healthy, low-fat foods.
- Get your home checked for lead hazards.
- Regularly clean floors, window sills, and other surfaces.
- Wipe soil off shoes before entering house.
- Talk to your landlord about fixing surfaces with peeling or chipping paint.
- Take precautions to avoid exposure to lead dust when remodeling or renovating (call 1-800-424-LEAD for guidelines).
- Don't use a belt-sander, propane torch, high temperature heat gun, scraper, or sandpaper on painted surfaces that may contain lead.
- Don't try to remove lead-based paint yourself.

12

Maryland Department of Health--877/463-3464	CPSC Main Office *(includes Maryland)*--800/638-2772
EPA Region 3 Office *(includes Maryland)*--215/814-5000	**HUD Lead Office**--202/755-1785

FEDERALLY REQUIRED LESSOR DISCLOSURE, AGENT STATEMENT AND LESSEE ACKNOWLEDGMENT OF INFORMATION ON LEAD-BASED PAINT HAZARDS

LEAD WARNING STATEMENT Housing built before 1978 may contain lead-based paint. Lead from paint, paint chips, and dust can pose health hazards if not managed properly. Lead exposure is especially harmful to young children and pregnant women. Before renting pre-1978 housing, lessors (owners) must disclose the presence of lead-based paint and/or lead-based paint hazards in the dwelling. Lessees (residents) must also receive a federally approved pamphlet on lead poisoning prevention.

LEAD-FREE HOUSING If the housing unit has been certified as "lead free" according to 24 C.F.R. Section 35.82 or is not target housing according to 24 C.F.R. Section 35.86, the lead-based paint hazard disclosure requirements do not apply, and therefore, it is not necessary to provide this addendum or a lead-based paint warning pamphlet and lead-based paint disclosure statement to the lessee (resident).

LESSOR'S DISCLOSURE

Presence of lead-based paint and/or lead-based paint hazards *(check only one box).*

- ☐ Lessor (owner) has no knowledge of lead-based paint and/or lead-based paint hazards in the housing.
- ☐ Known that lead-based paint and/or lead-based paint hazards are present in the housing *(explain).*

____

____

Records and reports available to lessor *(check only one box).*

- ☐ Lessor (owner) has no reports or records pertaining to lead-based paint and/or lead-based paint hazards in the housing.
- ☐ Lessor (owner) has reports or records indicating the presence of some lead-based paint and/or lead-based paint hazards in the housing, and has provided the lessees (residents) with all such records and reports that are available to lessor *(list documents).*

____

____

________ **AGENT'S ACKNOWLEDGMENT** *(initial)*

If another person or entity is involved in leasing the dwelling as an agent of the lessor (i.e., as a management company, real estate agent or locator service acting for the owner), such agent represents that agent has informed the lessor of the lessor's obligations under 42 U.S.C. 4852(d) and agent is aware of agent's responsibility to ensure that lessor complies with such disclosure laws.

________ **LESSEE'S ACKNOWLEDGMENT** *(initial)*

Lessee acknowledges the receipt of a copy of a federally approved pamphlet on lead poisoning prevention and all records or reports listed above.

ACCURACY CERTIFICATIONS

The parties named below certify that to the best of their knowledge the above information and statements made or provided by them, respectively, are true and accurate. The person who signs for the LESSOR may be the owner himself or herself, an employee, officer or partner of the owner, or a representative of the owner's management company, real estate agent or locator service if such person is authorized to sign for the lessor. The person who signs for the AGENT may be the agent himself or herself, or an employee, officer or partner of the agent if such person is authorized to sign for the agent.

____

Apartment name & unit number OR street address of dwelling — City

Lessee (Resident)	Date	Lessee (Resident)	Date
Lessee (Resident)	Date	Lessee (Resident)	Date
Printed name of LESSOR (owner) of the dwelling		Printed name of any AGENT of lessor, i.e., management company, real estate agent or locator service involved in leasing the dwelling	
Signature of person signing on behalf of above LESSOR	Date	Signature of person signing on behalf of above AGENT, if any	Date

NOT A SAMPLE
NOT A VALID FORM

Maryland/National Apartment Association Official Form E-10 (Sheets 1 and 2), October 2010

© 2010, National Apartment Association, Inc.

05062013SAMPLE22

Page 4 of 4

Bed Bug Addendum

Date: ______________________
(when this Addendum is filled out)

NATIONAL APARTMENT ASSOCIATION

Please note: It is our goal to maintain a quality living environment for our residents. To help achieve this goal, it is important to work together to minimize the potential for any bed bugs in your dwelling or surrounding dwellings. This addendum contains important information that outlines your responsibility and potential liability with regard to bed bugs.

1. **DWELLING UNIT DESCRIPTION.**
Unit. No. __________, ______________________ *(street address)*
in ______________________
(city), Maryland, ______________________ *(zip code)*.

2. **LEASE CONTRACT DESCRIPTION.**
Lease Contract date: ______________________
Owner's name: ______________________
____
____
Residents *(list all residents)*: ______________________
____
____
____

3. **PURPOSE.** This Addendum modifies the Lease Contract and addresses situations related to bed bugs *(cimex lectularius)* which may be discovered infesting the dwelling or personal property in the dwelling. You understand that we relied on your representations to us in this Addendum.

4. **INSPECTION.** You agree that you: *(Check one)*
☐ have inspected the dwelling prior to move-in and that you did not observe any evidence of bed bugs or bed bug infestation; OR
☐ will inspect the dwelling within 48 hours after move-in/renewal and notify us of any bed bugs or bed bug infestation.

5. **INFESTATIONS.**

You agree that you have read the information on the back side of this addendum about bed bugs and:
(Check one)
☐ you are not aware of any infestation or presence of bed bugs in your current or previous apartments, home or dwelling. You agree that you are not aware of any bed bug infestation or presence in any of your furniture, clothing, personal property, or possessions. You agree that you have not been subjected to conditions in which there was any bed bug infestation or presence. OR
☐ you agree that if you previously lived anywhere that had a bed bug infestation that all of your personal property (including furniture, clothing and other belongings) has been treated by a licensed pest control professional. You agree that such items are free of further infestation. If you disclose a previous experience of bed bug infestation, we can review documentation of the treatment and inspect your personal property and possessions to confirm the absence of bed bugs. You agree that any previous bed bug infestation which you may have experienced is disclosed here:
____
____
____
____

6. **ACCESS FOR INSPECTION AND PEST TREATMENT.** You must allow us and our pest control agents access to the dwelling at reasonable times to inspect for or treat bed bugs as allowed by law. You and your family members, occupants, guests, and invitees must cooperate and will not interfere with inspections or treatments. We have the right to select any licensed pest control professional to treat the dwelling and building. We can select the method of treating the dwelling, building and common areas for bed bugs. We can also inspect and treat adjacent or neighboring dwellings to the infestation even if those dwellings are not the source or cause of the known infestation. You are responsible for and must, at your own expense, have your own personal property, furniture, clothing and possessions treated according to accepted treatment methods established by a licensed pest control firm that we approve. You must do so as close as possible to the time we treated the dwelling. If you fail to do so, you will be in default, and we will have the right to terminate your right of occupancy and exercise all rights and remedies under the Lease Contract. You agree not to treat the dwelling for a bed bug infestation on your own.

7. **NOTIFICATION.** You must promptly notify us:
- of any known or suspected bed bug infestation or presence in the dwelling, or in any of your clothing, furniture or personal property.
- of any recurring or unexplained bites, stings, irritations, or sores of the skin or body which you believe is caused by bed bugs, or by any condition or pest you believe is in the dwelling.
- if you discover any condition or evidence that might indicate the presence or infestation of bed bugs, or of any confirmation of bed bug presence by a licensed pest control professional or other authoritative source.

8. **COOPERATION.** If we confirm the presence or infestation of bed bugs, you must cooperate and coordinate with us and our pest control agents to treat and eliminate the bed bugs. You must follow all directions from us or our agents to clean and treat the dwelling and building that are infested. You must remove or destroy personal property that cannot be treated or cleaned as close as possible to the time we treated the dwelling. Any items you remove from the dwelling must be disposed of off-site and not in the property's trash receptacles. If we confirm the presence or infestation of bed bugs in your dwelling, we have the right to require you to temporarily vacate the dwelling and remove all furniture, clothing and personal belongings in order for us to perform pest control services. If you fail to cooperate with us, you will be in default, and we will have the right to terminate your right of occupancy and exercise all rights and remedies under the Lease Contract.

9. **RESPONSIBILITIES.** You may be required to pay all reasonable costs of cleaning and pest control treatments incurred by us to treat your dwelling unit for bed bugs. If we confirm the presence or infestation of bed bugs after you vacate your dwelling, you may be responsible for the cost of cleaning and pest control treatments. If we must move other residents in order to treat adjoining or neighboring dwellings to your dwelling unit, you may be liable for payment of any lost rental income and other expenses incurred by us to relocate the neighboring residents and to clean and perform pest control treatments to eradicate infestations in other dwellings. If you fail to pay us for any costs you are liable for, you will be in default, and we will have the right to terminate your right of occupancy and exercise all rights and remedies under the Lease Contract, and obtain immediate possession of the dwelling. If you fail to move out after your right of occupancy has been terminated, you will be liable for holdover rent under the Lease Contract.

10. **TRANSFERS.** If we allow you to transfer to another dwelling in the community because of the presence of bed bugs, you must have your personal property and possessions treated according to accepted treatment methods or procedures established by a licensed pest control professional. You must provide proof of such cleaning and treatment to our satisfaction.

SAMPLE
NOT A VALID FORM

05062013SAMPLE23

Copyright 2013, National Apartment Association, Inc. - 3/2013, Maryland
Page 1 of 2

BED BUGS - A Guide for Rental Housing Residents

Bed bugs, with a typical lifespan of 6 to 12 months, are wingless, flat, broadly oval-shaped insects. Capable of reaching the size of an apple seed at full growth, bed bugs are distinguishable by their reddish-brown color, although after feeding on the blood of humans and warm-blooded animals--their sole food source--the bugs assume a distinctly blood-red hue until digestion is complete.

Bed bugs don't discriminate
Bed bugs increased presence across the United States in recent decades can be attributed largely to a surge in international travel and trade. It's no surprise then that bed bugs have been found time and time again to have taken up residence in some of the fanciest hotels and apartment buildings in some of the nation's most expensive neighborhoods.

Nonetheless, false claims that associate bed bugs presence with poor hygiene and uncleanliness have caused rental housing residents, out of shame, to avoid notifying owners of their presence. This serves only to enable the spread of bed bugs.

While bed bugs are, by their very nature, more attracted to clutter, they're certainly not discouraged by cleanliness.

Bottom line: bed bugs know no social and economic bounds; claims to the contrary are false.

Bed bugs don't transmit disease
There exists no scientific evidence that bed bugs carry disease. In fact, federal agencies tasked with addressing pest of public health concern, namely the U.S. Environmental Protection Agency and the Centers for Disease Control and Prevention, have refused to elevate bed bugs to the threat level posed by disease carrying pests. Again, claims associating bed bugs with disease are false.

Identifying bed bugs
Bed bugs can often be found in, around and between:

- Bedding
- Bed frames
- Mattress seams
- Upholstered furniture, especially under cushions and along seams
- Around, behind and under wood furniture, especially along areas where drawers slide
- Curtains and draperies
- Along window and door frames
- Ceiling and wall junctions
- Crown moldings
- Behind and around wall hangings and loose wallpaper
- Between carpeting and walls (carpet can be pulled away from the wall and tack strip)
- Cracks and crevices in walls and floors
- Inside electronic devices, such as smoke and carbon monoxide detectors
- Because bed bugs leave some persons with itchy welts strikingly similar to those caused by fleas and mosquitoes, the origination of such markings often go misdiagnosed. However, welts caused by bed bugs often times appear in succession and on exposed areas of skin, such as the face, neck and arms. In some cases, an individual may not experience any visible reaction resulting from direct contact with bed bugs.
- While bed bugs typically prefer to act at night, they often do not succeed in returning to their hiding spots without leaving traces of their presence through fecal markings of a red to dark brown color, visible on or near beds. Blood stains tend also to appear when the bugs have been squashed, usually by an unsuspecting host in their sleep. And, because they shed, it's not uncommon for skin casts to be left behind in areas typically frequented by bed bugs.

Preventing bed bug encounters when traveling
Because humans serve as bed bugs' main mode of transportation, it is extremely important to be mindful of bed bugs when away from home. Experts agree that the spread of bed bugs across all regions of the United States is largely attributed to an increase in international travel and trade. Travelers are therefore encouraged to take a few minutes upon arriving to their temporary destination to thoroughly inspect their accommodations, so as to ensure that any uninvited guests are detected before the decision is made to unpack.

Because bed bugs can easily travel from one room to another, it is also recommended that travelers thoroughly inspect their luggage and belongings for bed bugs before departing for home.

Bed bug do's and don'ts

- **Do not bring used furniture from unknown sources into your dwelling.** Countless bed bug infestations have stemmed directly from the introduction into a resident's unit of second-hand and abandoned furniture. Unless the determination can be made with absolute certainty that a piece of second-hand furniture is bed bug-free, residents should assume that the reason a seemingly nice looking leather couch, for example, is sitting curbside, waiting to be hauled off to the landfill, may very well be due to the fact that it's teeming with bed bugs.
- **Do address bed bug sightings immediately.** Rental housing residents who suspect the presence of bed bugs in their unit must immediately notify the owner.
- **Do not attempt to treat bed bug infestations.** Under no circumstance should you attempt to eradicate bed bugs. Health hazards associated with the misapplication of traditional and non-traditional, chemical-based insecticides and pesticides poses too great a risk to you and your neighbors.
- **Do comply with eradication protocol.** If the determination is made that your unit is indeed playing host to bed bugs, you must comply with the bed bug eradication protocol set forth by both your owner and their designated pest management company.

You are legally bound by this document. Please read it carefully.

Resident or Residents *(All residents must sign)*	**Owner or Owner's Representative** *(Signs below)*
______________________	______________________
______________________	**Date of Signing Addendum**
______________________	______________________
______________________	

You are entitled to receive an original of this Addendum after it is fully signed. Keep it in a safe place.

05062013SAMPLE24

NOT A VALID FORM
SAMPLE

Page 2 of 2

Maryland/National Apartment Association Official Form 13-JJ, March, 2013
Copyright 2013, National Apartment Association, Inc.

NATIONAL APARTMENT ASSOCIATION

Mold Information and Prevention Addendum

Please note: It is our goal to maintain a quality living environment for our residents. To help achieve this goal, it is important to work together to minimize any mold growth in your dwelling. That is why this addendum contains important information for you, and responsibilities for both you and us.

1. **DWELLING UNIT DESCRIPTION.** Unit. No. ____________, ____________ *(street address)* in ____________ *(city)*, Maryland, ____________ *(zip code)*.

2. **LEASE CONTRACT DESCRIPTION.**
Lease Contract date: ____________
Owner's name: ____________

Residents *(list all residents)*: ____________

3. **ABOUT MOLD.** Mold is found virtually everywhere in our environment–both indoors and outdoors and in both new and old structures. Molds are naturally occurring microscopic organisms which reproduce by spores and have existed practically from the beginning of time. All of us have lived with mold spores all our lives. Without molds we would all be struggling with large amounts of dead organic matter.

   Mold breaks down organic matter in the environment and uses the end product for its food. Mold spores (like plant pollen) spread through the air and are commonly transported by shoes, clothing and other materials. When excess moisture is present inside a dwelling, mold can grow. A 2004 Federal Centers for Disease Control and Prevention study found that there is currently no scientific evidence that the accumulation of mold causes any significant health risks for person with normally functioning immune systems. Nonetheless, appropriate precautions need to be taken.

4. **PREVENTING MOLD BEGINS WITH YOU.** In order to minimize the potential for mold growth in your dwelling, you must do the following:
   - Keep your dwelling clean--particularly the kitchen, the bathroom(s), carpets and floors. Regular vacuuming, mopping and using a household cleaner to clean hard surfaces is important to remove the household dirt and debris that harbor mold or food for mold. Immediately throw away moldy food.
   - Remove visible moisture accumulation on windows, walls, ceilings, floors and other surfaces as soon as reasonably possible. Look for leaks in washing machine hoses and discharge lines, especially if the leak is large enough for water to infiltrate nearby walls. Turn on any exhaust fans in the bathroom and kitchen *before* you start showering or cooking with open pots. When showering, be sure to keep the shower curtain inside the tub or fully close the shower doors. Also, the experts recommend that after taking a shower or bath, you: (1) wipe moisture off of shower walls, shower doors, the bathtub and the bathroom floor; (2) leave the bathroom door open until all moisture on the mirrors and bathroom walls and tile surfaces has dissipated; and (3) hang up your towels and bath mats so they will completely dry out.
   - Promptly notify us in writing about any air conditioning or heating system problems you discover. Follow our rules, if any, regarding replacement of air filters. Also, it is recommended that you periodically open windows and doors on days when the outdoor weather is dry (i.e., humidity is below 50 percent) to help humid areas of your dwelling dry out.
   - Promptly notify us in writing about any signs of water leaks, water infiltration or mold. We will respond in accordance with state law and the Lease Contract to repair or remedy the situation, as necessary.
   - Keep the thermostat set to automatically circulate air in the event temperatures rise to or above 80 degrees Fahrenheit.

5. **IN ORDER TO AVOID MOLD GROWTH,** it is important to prevent excessive moisture buildup in your dwelling. Failure to promptly pay attention to leaks and moisture that might accumulate on dwelling surfaces or that might get inside walls or ceilings can encourage mold growth. Prolonged moisture can result from a wide variety of sources, such as:
   - rainwater leaking from roofs, windows, doors and outside walls, as well as flood waters rising above floor level;
   - overflows from showers, bathtubs, toilets, lavatories, sinks, washing machines, dehumidifiers, refrigerator or A/C drip pans or clogged up A/C condensation lines;
   - leaks from plumbing lines or fixtures, and leaks into walls from bad or missing grouting/caulking around showers, tubs or sinks;
   - washing machine hose leaks, plant watering overflows, pet urine, cooking spills, beverage spills and steam from excessive open-pot cooking;
   - leaks from clothes dryer discharge vents (which can put lots of moisture into the air); and
   - insufficient drying of carpets, carpet pads, shower walls and bathroom floors.

6. **IF SMALL AREAS OF MOLD HAVE ALREADY OCCURRED ON *NON-POROUS* SURFACES** (such as ceramic tile, formica, vinyl flooring, metal, wood or plastic), the federal Environmental Protection Agency (EPA) recommends that you first clean the areas with soap (or detergent) and water, let the surface dry, and then within 24 hours apply a pre-mixed, spray-on-type household biocide, such as Lysol Disinfectant®, Pine-Sol Disinfectant® (original pine-scented), Tilex Mildew Remover® or Clorox Cleanup®. (Note: Only a few of the common household cleaners will actually kill mold). Tilex® and Clorox® contain bleach which can discolor or stain. **Be sure to follow the instructions on the container.** Applying biocides without first cleaning away the dirt and oils from the surface is like painting over old paint without first cleaning and preparing the surface.

   Always clean and apply a biocide to an area 5 or 6 times larger than any visible mold because mold may be adjacent in quantities not yet visible to the naked eye. A vacuum cleaner with a high-efficiency particulate air (HEPA) filter can be used to help remove non-visible mold products from *porous* items, such as fibers in sofas, chairs, drapes and carpets--provided the fibers are completely dry. Machine washing or dry cleaning will remove mold from clothes.

7. **DO NOT CLEAN OR APPLY BIOCIDES TO:** (1) visible mold on *porous surfaces*, such as sheetrock walls or ceilings, or (2) *large areas* of visible mold on *non-porous* surfaces. Instead, notify us in writing, and we will take appropriate action.

8. **COMPLIANCE.** Complying with this addendum will help prevent mold growth in your dwelling, and both you and we will be able to respond correctly if problems develop that could lead to mold growth. If you have questions regarding this addendum, please contact us at the management office or at the phone number shown in your Lease Contract.

   If you fail to comply with this Addendum, you can be held responsible for property damage to the dwelling and any health problems that may result. We can't fix problems in your dwelling unless we know about them.

9. **SPECIAL PROVISIONS.** The following special provisions control over conflicting provisions of this printed form:

____

Resident or Residents
(All residents must sign here)

____
____
____
____

Owner or Owner's Representative
(Signs here)

____

Date of Lease Contract

____

NOT A SAMPLE VALID FORM

05062013SAMPLE25

Maryland/National Apartment Association Official Form F-13, March 2013
© 2013, National Apartment Association, Inc.

Lease Contract Addendum for Units Participating in Government Regulated Affordable Housing Programs

NATIONAL APARTMENT ASSOCIATION

1. **DWELLING UNIT DESCRIPTION.** Unit. No. ____________, ______________________________ *(street address)* in ______________________________ *(city)*, Maryland, ____________________ *(zip code)*.

2. **LEASE CONTRACT DESCRIPTION.**
   Lease Contract date: ____________________
   Owner's name: ____________________
   ____
   ____
   ____

   Residents *(list all residents)*: ____________________
   ____
   ____
   ____

3. **PARTICIPATION IN GOVERNMENT PROGRAM.** We, as the owner of the dwelling you are renting, are participating in a government regulated affordable housing program. This program requires both you and us to verify certain information and to agree to certain provisions contained in this addendum.

4. **ACCURATE INFORMATION IN APPLICATION.** By signing this addendum, you are certifying that the information provided in the Rental Application or any Supplemental Rental Application regarding your household annual income is true and accurate.

5. **FUTURE REQUEST FOR INFORMATION.** By signing this addendum, you agree that the annual income and other eligibility requirements for participation in this government regulated affordable housing program are substantial and material obligations under the Lease Contract. Within seven days after our request, you agree to comply with our requests for information regarding annual income and eligibility, including requests by the owner and the appropriate government monitoring agency. These requests to you may be made to you now and any time during the Lease Contract term or renewal period.

6. **INACCURATE INFORMATION AS GROUNDS FOR EVICTION.** If you refuse to answer or if you do not provide accurate information in response to these requests, it will be considered a substantial violation of the Lease Contract and you can be evicted. It makes no difference whether the inaccuracy of the information you furnished was intentional or unintentional.

7. **NO LIEN FOR UNPAID SUMS.** We shall not have a lien on your property for unpaid rent or other sums, except that we will have a lien to cover packing, removal, and storage charges for property left in the dwelling after you move out. This paragraph overrides any contrary provisions contained in the Lease Contract.

8. **STUDENT STATUS.** By signing this addendum, you agree to notify the owner, in writing, if there are any changes in the student status of any residents (including replacement residents) occupying the unit.

9. **ELIMINATION OF JURY WAIVER.** Any provision in the Lease Contract that waives a trial by jury is hereby deleted and unenforceable.

10. **CONFLICT WITH GOVERNING LAW.** To the extent that any part of your Lease Contract or this addendum conflicts with applicable federal, state, or local laws or regulations, the law or regulation overrides that portion of your Lease Contract or this addendum.

11. **SPECIAL PROVISIONS.** The following special provisions control over conflicting provisions of this printed form:
    ____
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Resident(s)	Date of Signing Addendum
____________________	____________________
____________________	____________________
____________________	____________________
____________________	____________________

Owner's Representative	Date of Signing Addendum
____________________	____________________

05062013SAMPLE26

NOT A VALID FORM
SAMPLE

Maryland/National Apartment Association Official Form 13-V, March 2013
Copyright 2013, National Apartment Association, Inc.

Resident's Notice of Intent to Move Out

To be delivered to owner's representative

NATIONAL APARTMENT ASSOCIATION

DWELLING UNIT DESCRIPTION. Unit No. ________, ______________________ *(street address)* in ______________ *(city)*, Maryland, ____________ *(zip code)*.

LEASE CONTRACT DESCRIPTION. Lease Contract date: ______________ Owner's name: ______________ Residents *(list all residents)*: ______________

Date you will move out and surrender premises: ______________

1. **CHANGES IN MOVE-OUT DATE.** Under the Lease Contract, you must obtain our prior written approval to change or retract the move-out date. You may not hold over beyond the above move-out date. If the dwelling is relet to others after we receive this notice, you won't be granted any extensions. We and any new residents may rely on this move-out notice for all purposes.

2. **DATE OF SURRENDER.** Under the Lease Contract, you *surrender* the dwelling unit for all purposes (including security deposit refund, cleaning, and all repairs) when you do any of the following:

   - turn in all keys/access devices where you pay the rent;
   - the move-out date has passed and no one is living in the dwelling;
   - abandon the dwelling (as defined in the Lease Contract).

   All residents and occupants lose their right of possession on the move-out date. Any resident who wishes to remain lawfully in the dwelling unit must sign a new Lease Contract.

3. **EARLY MOVE-OUT AND OTHER LEASE CONTRACT VIOLATIONS.** Under the Lease Contract, our representative's receipt of this notice does not constitute approval of an early move-out and does not constitute a release of any resident's liability for money due under the Lease Contract. We reserve all contractual and statutory remedies for unauthorized early move-out, including late payment charges, returned-check charges, damages, attorney's fees and liability for increased holdover rents and Lease Contract extensions.

4. **HOLDOVER.** If you stay beyond the move-out date, you will be subject to increased rent for the holdover period and liable for all damages as outlined in the Lease Contract.

5. **CLEANING.** Under the Lease Contract, you must leave the dwelling unit in a clean condition. Please follow any written move-out cleaning instructions that we've furnished.

6. **FORWARDING ADDRESSES.** Please circle the forwarding address below where we should mail the security deposit refund and/or accounting. If no address is circled, it will be mailed to the first address listed.

7. **RETAINING RECEIPT.** After our representative signs and acknowledges receiving this notice, you should keep the bottom portion of this notice as verification that you gave written move-out notice.

8. **PROPER NOTICE.** When you use this form, notice from one resident is notice from all, except when a co-resident (other than the terminating resident's spouse or dependent) terminates because of the Servicemembers Civil Relief Act (SCRA). Your advance notice must be at least the number of days notice required in the Lease Contract, even if your contract has become a month-to-month lease.

9. **MOVE-OUT INSPECTION.** You should meet with our representative for a move-out inspection. Our representative has no authority to bind or limit us regarding deductions for repairs, damages, or charges. Any statements or estimates by us or our representative are subject to our correction, modification or disapproval before final refunding or accounting.

10. **REASONS FOR MOVING.** *(Optional)*

____

Your Signature or Signatures

____

Your Forwarding Address
(You must provide this information.)

____

You may be contacted now at:

Home phone: (______) ______________

Work phone: (______) ______________

Date when you delivered this notice: ______________

FOR OFFICE USE ONLY:

Owner's representative who received notice: ______________

Date notice was received: ______________

Move-out date was ☐ approved or ☐ disapproved

Tear Here

Owner's Acknowledgment of Receiving Move-Out Notice
(To be copied, returned to and kept by residents)

We acknowledge receiving your notice of intent to move out of Apt. No. ________ in ______________ *(name of apartment community)*, or street address *(if house, duplex, etc.)*: ______________

Date of intended move-out: ______________. If move-out is approved, prorated rent (if any) through move-out date: $ ________

If your move-out notice does not comply with the Lease Contract and we haven't given you a written release of your obligations under the Lease Contract, your right of occupancy will end on the move-out date and you will continue to be liable for all sums due until the Lease Contract or renewal period expires, as defined by the Lease Contract.

You are encouraged to reconsider your decision to move out, but at our option, we will have the right to rely on your notice and may enter into Lease Contracts with others for commencement on the day after your move-out date. Our remedies for early move-out, nonpayment, and other Lease Contract violations will not be waived or diminished by our receipt or acceptance of your move-out notice.

Check only one of the following:

☐ We acknowledge receipt of your move-out notice. We do not approve it or release you from liability under the Lease Contract. However, we are entitled to rely on your notice for purposes of reletting your dwelling unit to others.

☐ We acknowledge receipt of your move-out notice, but we do not have enough information at this time to approve or disapprove it. Therefore, your notice is presumed disapproved until we notify you otherwise.

☐ We approve the move-out date stated above, and your Lease Contract term will end on that date.

Date notice received by our representative: ______________ Signature of our representative: ______________

NOT A VALID SAMPLE FORM

05062013SAMPLE27

Maryland/National Apartment Association Official Form 13-F, March 2013
Copyright 2013, National Apartment Association, Inc.

Asbestos Addendum

Date: ______________________
(when this Addendum is filled out)

1. DWELLING UNIT DESCRIPTION. Unit. No. __________, ____________________ *(street address)* in ____________________ *(city)*, Maryland, __________ *(zip code)*.

2. LEASE CONTRACT DESCRIPTION.
Lease Contract date: ____________________
Owner's name: ____________________
____
____

Residents *(list all residents)*: ____________________
____
____
____

3. ASBESTOS. In most dwellings which were built prior to 1981 and in some built after that, asbestos was commonly used as a construction material. In various parts of your dwelling, asbestos materials may have been used in the original construction or in renovations prior to the enactment of federal laws which limit asbestos in certain construction materials.

4. FEDERAL RECOMMENDATIONS. The United States Environmental Protection Agency (EPA) has determined that the mere presence of asbestos materials does not pose a health risk to residents and that such materials are safe so long as they are not dislodged or disturbed in a manner that causes the asbestos fibers to be released. Disturbances include sanding, scraping, pounding, or other techniques that produce dust and cause the asbestos materials to become airborne. The EPA does not require that intact asbestos materials be removed. Instead, the law simply requires that we take reasonable precautions to minimize the chance of damage or disturbance of those materials.

5. COMMUNITY POLICIES AND RULES. You, your families, other occupants, and guests must not disturb or attach anything to the walls, ceilings, floor tiles, or insulation behind the walls or ceilings in your dwelling unless specifically allowed in owner's rules or community policies that are separately attached to this Lease Contract. The foregoing prevails over other provisions of the Lease Contract to the contrary. Please report any ceiling leaks to management promptly so that pieces of acoustical ceiling material or ceiling tiles do not fall to the floor and get disturbed by people walking on the fallen material.

6. SPECIAL PROVISIONS. The following special provisions control over conflicting provisions of this printed form:
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NOT A VALID FORM
SAMPLE

Resident(s) *(All residents must sign)*	Date of Signing Addendum

Owner or Owner's Representative	Date of Signing Addendum

05062013SAMPLE28

Maryland/National Apartment Association Official Form 13-Y, March 2013
Copyright 2013, National Apartment Association, Inc.

LEASE CONTRACT BUY-OUT AGREEMENT

NATIONAL APARTMENT ASSOCIATION.

1. **Dwelling Unit Description.** Unit. No.__________,
_______________________________________ *(street address)*
in _______________________________________ *(city)*,
Maryland, ______________________ *(zip code)*.

2. **Lease Contract Description.**
Lease Contract date: ______________________________
Owner's name: _____________________________________
____
____

Residents *(list all residents)*: _____________________________
____
____
____

3. The purpose of this Buy-Out Agreement is to give you the right to buy out of your Lease Contract early--subject to any special provisions in paragraph 9 below. In order to buy out early, your notice must be signed by all residents listed in paragraph 1 of the Lease Contract and you must comply with all provisions of this Buy-Out Agreement.

4. **Buy-Out Procedures.** You may buy out of the Lease Contract prior to the end of the lease term and cut off all liability for paying rent for the remainder of the lease term *if all of the following occur*:

   (a) you give us written notice of buy-out at least ______ days prior to the new termination date (i.e., your new move-out date), which *(check one)* ☐ must be the last day of a month or ☐ may be during a month;

   (b) you specify the new termination date in the notice, i.e., the date by which you'll move out;

   (c) you are not in default under the Lease Contract on the date you give us the notice of buy-out;

   (d) you are not in default under the Lease Contract on the new termination date (move-out date);

   (e) you move out on or before the new termination date and do not hold over;

   (f) you pay us a buy-out fee (consideration) of $________________;

   (g) you pay us the amount of any concessions you received when signing the Lease Contract; and

   (h) you comply with any special provisions in paragraph 9 below.

5. **When payable.** The buy-out fee in paragraph 4(f) is due and payable no later than _______ days after you give us your buy-out notice. The total dollar amount of any concessions regarding rent or other monetary lease obligations for the entire lease term is $___________ and is also payable on the same day as the buy-out fee, subject to any special provisions in paragraph 9 regarding the amount, calculation method, or payment date.

6. **Showing unit to prospective residents.** After you give us notice of buy-out, the Lease Contract gives us the right to begin showing your unit to prospective residents and telling them it will be available immediately after your new termination date.

7. **Compliance essential.** Our deposit of all amounts due under paragraphs 4(f) and 4(g) constitutes our approval of the new termination date stated in your notice of buy-out. If you fail to comply with any of the procedures or requirements in this agreement after we deposit such monies, your buy-out right and this agreement will be voided automatically; and (1) any amounts you have paid under this agreement will become part of your security deposit, and (2) the lease will continue without buy-out. Then, if you move out early, you are subject to all lease remedies, including reletting fees and liability for all rents for the remainder of the original lease term.

8. **Miscellaneous.** If moving out by the new termination date becomes a problem for you, contact us. An extension may be possible if we have not already relet the dwelling unit to a successor resident. We and any successor residents who may be leasing your unit will be relying on your moving out on or before the new termination date. Therefore, you may not hold over beyond such date without our written consent--even if it means you have to make plans for temporary lodging elsewhere. "Default" as used in paragraphs 4(c) and 4(d) of this agreement means default as defined in the Lease Contract. You will continue to be liable for any damages and any sums accruing and unpaid prior to the new termination date.

9. **Special provisions.** Your right of buy-out *(check one)* ☐ is or ☐ is not limited to a particular fact situation. If limited, buy-out may be exercised only if the following facts (see below) occur and any described documents are furnished to us. Any special provisions below will supercede any conflicting provision of this printed agreement. Any false statements or documents presented to us regarding buy-out will automatically void your right to buy-out of the Lease Contract. The special provisions are:
____
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SAMPLE
NOT A VALID FORM

Resident or Residents
[All residents must sign]

____
____
____
____

Owner or Owner's Representative
[signs below]

____

Date of Lease Contract

____

Copyright 2013, National Apartment Association, Inc. - 3/2013, Maryland

LEASE CONTRACT ADDENDUM
FOR SATELLITE DISH OR ANTENNA

NATIONAL APARTMENT ASSOCIATION

Under a Federal Communications Commission (FCC) order, you as our resident have a right to install a transmitting or receiving satellite dish or antenna on the leased dwelling, subject to FCC limitations. We as a rental housing owner are allowed to impose reasonable restrictions relating to such installation. You are required to comply with these restrictions as a condition of installing such equipment. This addendum contains the restrictions that you and we agree to follow.

1. **Dwelling Unit Description.** Unit. No. ______________, ____________________ *(street address)* in ____________________ *(city)*, Maryland, ____________________ *(zip code)*.

2. **Lease Contract Description.**
   Lease Contract date: ____________________
   Owner's name: ____________________
   ____
   ____
   ____
   Residents (list all residents): ____________________
   ____
   ____
   ____

3. **Number and size.** You may install ______ satellite dish(es) or antenna(s) on the leased premises. A satellite dish may not exceed one meter (3.3 feet) in diameter. Antennas that only transmit signals or that are not covered by 47 CFR § 1.4000 are prohibited.

4. **Location.** Your satellite dish or antenna must be located: (1) inside your dwelling; or (2) in an area outside your dwelling such as a balcony, patio, yard, etc. of which you have exclusive use under your lease. Installation is not permitted on any parking area, roof, exterior wall, window, window sill, fence or common area, or in an area that other residents are allowed to use. A satellite dish or antenna may not protrude beyond the vertical and horizontal space that is leased to you for your exclusive use.

5. **Safety and non-interference.** Your installation: (1) must comply with all applicable ordinances and laws and all reasonable safety standards; (2) may not interfere with our cable, telephone or electrical systems or those of neighboring properties; (3) may not be connected to our telecommunication systems; and (4) may not be connected to our electrical system except by plugging into a 110-volt duplex receptacle. If the satellite dish or antenna is placed in a permitted outside area, it must be safely secured by one of three methods: (1) securely attaching it to a portable, heavy object such as a small slab of concrete; (2) clamping it to a part of the building's exterior that lies within your leased premises (such as a balcony or patio railing); or (3) any other method approved by us in writing. No other methods are allowed. We may require reasonable screening of the satellite dish or antenna by plants, etc., so long as it does not impair reception.

6. **Signal transmission from exterior dish or antenna to interior of dwelling.** You may not damage or alter the leased premises and may not drill holes through outside walls, door jams, window sills, etc. If your satellite dish or antenna is installed outside your dwelling (on a balcony, patio, etc.), the signals received by it may be transmitted to the interior of your dwelling only by the following methods: (1) running a "flat" cable under a door jam or window sill in a manner that does not physically alter the premises and does not interfere with proper operation of the door or window; (2) running a traditional or flat cable through a pre-existing hole in the wall (that will not need to be enlarged to accommodate the cable); (3) connecting cables "through a window pane," similar to how an external car antenna for a cellular phone can be connected to inside wiring by a device glued to either side of the window—without drilling a hole through the window; (4) wireless transmission of the signal from the satellite dish or antenna to a device inside the dwelling; or (5) any other method approved by us in writing.

7. **Safety in installation.** In order to assure safety, the strength and type of materials used for installation must be approved by us. Installation must be done by a qualified person or company approved by us. Our approval will not be unreasonably withheld. An installer provided by the seller of the satellite dish or antenna is presumed to be qualified.

8. **Maintenance.** You will have the sole responsibility for maintaining your satellite dish, antenna and all related equipment.

9. **Removal and damages.** You must remove the satellite dish or antenna and all related equipment when you move out of the dwelling. In accordance with the NAA Lease Contract, you must pay for any damages and for the cost of repairs or repainting caused by negligence, carelessness, accident or abuse which may be reasonably necessary to restore the leased premises to its condition prior to the installation of your satellite dish, antenna or related equipment. You will not be responsible for normal wear.

10. **Liability insurance. You must take full responsibility for the satellite dish, antenna and related equipment. If the dish or antenna is installed at a height that could result in injury to others if it becomes unattached and falls, you must provide us with evidence of liability insurance (if available) to protect us against claims of personal injury and property damage to others, related to your satellite dish, antenna and related equipment.** The insurance coverage must be $ ______________, which is an amount reasonably determined by us to accomplish that purpose. Factors affecting the amount of insurance include height of installation above ground level, potential wind velocities, risk of the dish/antenna becoming unattached and falling on someone, etc.

11. **Security Deposit.** An additional security deposit of $ ______________ will be charged. We *[check one]* ❑ will consider or ❑ will not consider this additional security deposit a general security deposit for all purposes. The security deposit amount in Provision 4 of the Lease Contract *[check one]* ❑ does or ❑ does not include this additional deposit amount. Refund of the additional security deposit will be subject to the terms and conditions set forth in the Lease Contract regardless of whether it is considered part of the general security deposit.

    This additional security deposit is required to help protect us against possible repair costs, damages, or failure to remove the satellite dish, antenna and related equipment at time of move-out. Factors affecting any security deposit may vary, depending on: (1) how the dish or antenna is attached (nails, screws, lag bolts drilled into walls); (2) whether holes were permitted to be drilled through walls for the cable between the satellite dish and the TV; and (3) the difficulty and cost of repair or restoration after removal, etc.

12. **When you may begin installation.** You may start installation of your satellite dish, antenna or related equipment only after you have: (1) signed this addendum; (2) provided us with written evidence of the liability insurance referred to in paragraph 10 of this addendum; (3) paid us the additional security deposit, if applicable, in paragraph 11; and (4) received our written approval of the installation materials and the person or company that will do the installation, which approval may not be unreasonably withheld.

13. **Miscellaneous.** If additional satellite dishes or antennas are desired, an additional lease addendum must be executed.

14. **Special Provisions.** The following special provisions control over conflicting provisions of this printed form:
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    ____

NOT A SAMPLE
NOT A VALID FORM

Resident or Residents
[All residents must sign here]

____
____
____
____

Owner or Owner's Representative
[signs here]

____

Date of Lease Contract

____

© 2013, National Apartment Association, Inc. - 3/2013, Maryland

LEASE CONTRACT ADDENDUM FOR ENCLOSED GARAGE, CARPORT, OR STORAGE UNIT

NATIONAL APARTMENT ASSOCIATION

1. **Dwelling Unit Description.** Unit. No. ____________, ____________ *(street address)* in ____________ *(city)*, Maryland, ____________ *(zip code)*.

2. **Lease Contract Description.**
Lease Contract date: ____________
Owner's name: ____________
____
Residents *(list all residents)*: ____________
____

3. **Garage, carport, or storage unit.** You are entitled to exclusive possession of: *(check as applicable)*
- ☐ garage or carport attached to the dwelling;
- ☐ garage space number(s) ____________;
- ☐ carport space number(s) ____________; and/or
- ☐ storage unit number(s) ____________.

The monthly rent in paragraph 6 of the Lease Contract covers both the dwelling and the checked area(s) above. All terms and conditions of the Lease Contract apply to the above areas unless modified by this addendum.

4. **Security Deposit.** An additional security deposit of $____________ will be charged for the checked areas above. We *(check one)* ☐ will consider or ☐ will not consider this additional security deposit a general security deposit for all purposes. The security deposit amount in Provision 4 of the Lease Contract *(check one)* ☐ does or ☐ does not include this additional deposit amount. Refund of the additional security deposit will be subject to the terms and conditions set forth in the Lease Contract regardless of whether it is considered part of the general security deposit.

5. **Additional Monthly Rent.** Your total monthly rent (as stated in the Lease Contract) will be increased by $____________. The monthly rent amount in Provision 6 of the Lease Contract *(check one)* ☐ includes ☐ does not include this additional rent.

6. **Use restrictions.** Garage or carport may be used only for storage of operable motor vehicles unless otherwise stated in our rules or community policies. Storage units may be used only for storage of personal property. No one may sleep, cook, barbeque, or live in a garage, carport, or storage unit. Persons not listed as a resident or occupant in the Lease Contract may not use the areas covered by this addendum. No plants may be grown in such areas.

7. **No dangerous items.** Items that pose an environmental hazard or a risk to the safety or health of other residents, occupants, or neighbors in our sole judgment or that violate any government regulation may not be stored. Prohibited items include fuel (other than in a properly capped fuel tank of a vehicle or a closed briquette lighter fluid container), fireworks, rags, piles of paper, or other material that may create a fire or environmental hazard. We may remove from such areas, without prior notice, items that we believe might constitute a fire or environmental hazard. Because of carbon monoxide risks, you may not run the motor of a vehicle inside a garage unless the garage door is open to allow fumes to escape.

8. **No smoke, fire, or carbon monoxide detectors.** No smoke, fire, or carbon monoxide detectors will be furnished by us unless required by law.

9. **Garage door opener.** If an enclosed garage is furnished, you ☐ will ☐ will not be provided with a ☐ garage door opener and/or ☐ garage key. You will be responsible for maintenance of any garage door opener, including battery replacement. Transmitter frequency settings may not be changed on the garage door or opener without our prior written consent.

10. **Security.** Always remember to lock any door of a garage or storage unit and any door between a garage and the dwelling. When leaving, be sure to lock all keyed deadbolt locks.

11. **Insurance and loss/damage to your property.** You will maintain liability and comprehensive insurance coverage for any vehicle parked or stored. We are not responsible for pest control in such areas.

12. **Compliance.** We may periodically open and enter garages and storerooms to ensure compliance with this addendum. In the event we enter the garage or storerooms, we will comply with the notice provisions set forth in the Lease Contract.

13. **No lock changes, alterations, or improvements.** Without our prior written consent, locks on doors of garages and storage units may not be rekeyed, added, or changed, and improvements, alterations, or electrical extensions or changes to the interior or exterior of such areas are not allowed. You may not place nails, screws, bolts, or hooks into walls, ceilings, floors or doors. Any damage not caused by us or our representatives to areas covered by this addendum will be paid for by you.

14. **Move-out and remedies.** Any items remaining after you have vacated the dwelling will be removed, sold, or otherwise disposed of according to the Lease Contract, which addresses disposition or sale of property left in an abandoned or surrendered dwelling. All remedies in the Lease Contract apply to areas covered by this addendum.

15. **Special Provisions.** The following special provisions control over conflicting provisions of this printed form:

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____

NOT A VALID FORM
SAMPLE

Resident or Residents
[All residents must sign here]

____
____
____
____

Owner or Owner's Representative
[signs here]

____

Date of Lease Contract

____

Copyright 2013, National Apartment Association, Inc. - 3/2013, Maryland

LEASE ADDENDUM REGARDING LIMITED WAIVER AND MODIFICATION OF RIGHTS UNDER U.S. SERVICEMEMBERS CIVIL RELIEF ACT

NATIONAL APARTMENT ASSOCIATION

1. **Dwelling Unit Description.**
Unit. No. __________ , ______________________
______________________________ *(street address)*
in ______________________________
(city), Maryland, ______________________
(zip code).

2. **Lease Contract Description.**
Lease Contract date: ______________________
Owner's name: ______________________
____
____

Residents *(list all residents)*: ______________
____
____
____

For purposes of this addendum, "you" means a servicemember as defined by the "U.S. Servicemembers Civil Relief Act" (SCRA).

3. **Reason for addendum.** Congress has enacted into law the "U.S. Servicemembers Civil Relief Act" (SCRA). This law, among other things, modifies the rights of military personnel to terminate a lease in certain cases and provides that military personnel may waive their rights under the SCRA in certain circumstances. There are different interpretations of how the SCRA affects dependents' and occupants' rights to terminate a lease in the event of a deployment. This addendum clarifies your rights and our obligations in the event of a deployment. This addendum provides for a limited waiver of the terms of the SCRA. However, we agree to grant individuals covered by the SCRA and their spouses all of the rights described in this addendum.

4. **Waiver and modification of the Lease Contract.** The language of the Military Personnel Clause of the NAA Lease Contract is entirely replaced by the language of this addendum. A resident who is a servicemember on active military duty at the time of signing this Lease Contract and such resident's spouse waive for the purposes of this Lease Contract all rights under the SCRA, and shall instead have the rights and obligations set forth below.

5. **Military personnel right to terminate.** Except as provided in paragraphs 6 or 12 below, you or your spouse may terminate the Lease Contract if you enlist or are drafted or commissioned in the U.S. Armed Forces during the original or renewal Lease Contract term. You or your spouse also may terminate the Lease Contract if:

   (1) you are (i) a member of the U.S. Armed Forces or reserves on active duty *or* (ii) a member of the National Guard called to active duty for more than 30 days in response to a national emergency declared by the President; *and*

   (2) you (i) receive orders for permanent change-of-station, (ii) receive orders to deploy with a military unit or as an individual in support of a military operation for 90 days or more, *or* (iii) are relieved or released from active duty.

If you or your spouse terminates under this addendum, we must be furnished with a copy of your military orders, such as permanent change-of-station orders, call-up orders, or deployment orders or letter. Military permission for base housing does not constitute permanent change-of-station orders.

6. **Exception for termination upon deployment orders.** If you or your spouse are terminating the Lease Contract due to deployment orders, you or your spouse may terminate the Lease Contract only on the condition that during the remainder of the original or renewal Lease Contract term neither you nor your spouse will accept an assignment for or move into base housing, or move into other housing located within 45 miles of the dwelling unit described above.

If you or your spouse terminate the Lease Contract and violate this paragraph, the Lease Contract shall be deemed to have not been legally terminated and you and your spouse shall be in default under the Lease Contract. In that event, we will have all legal remedies, including those described in the Lease Contract, such as charging a reletting fee and accelerating rent.

7. **Effect of housing allowance continuation.** The fact that the servicemember continues to receive a housing allowance for the servicemember's spouse and/or dependents after deployment does not affect the right of the servicemember or the servicemember's spouse to terminate unless otherwise stated in paragraph 12 of this addendum.

8. **Other co-residents.** A co-resident who is not a spouse of a servicemember may not terminate under this addendum. Your and your spouse's right to terminate the Lease Contract under this addendum only affect the Lease Contract as it applies to you and your spouse--other residents' rights and obligations under the Lease Contract remain unchanged.

9. **Termination date.** After you deliver to us your written termination notice, the Lease Contract will be terminated under this military clause 30 days thereafter, provided however, you shall be liable for the full payment of rent until such date of termination (not to exceed 30 days from the date you provide such written notice). You shall also have to pay for any damages, other lawful security deposit deductions and obligations arising under the Lease Contract before the Lease Contract is terminated.

10. **Representations.** Unless you state otherwise in paragraph 12 of this addendum, you represent when signing this addendum that: (1) you have not already received deployment or change-of-station orders; (2) you will not be retiring from the military during the Lease Contract term; and (3) the term of your enlistment or obligation will not end before the Lease Contract term ends. Liquidated damages for making a false representation of the above will be the amount of unpaid rent for the remainder of the lease term when and if you move out, less rents from others

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© 2013, National Apartment Association, Inc. - 3/2013, Maryland

received in mitigation under the Lease Contract. You must immediately notify us if you are called to active duty or receive deployment or permanent change of station orders.

11. **Other rights unchanged.** All other contractual rights and duties of both you and us under the Lease Contract remain unchanged.

12. **Additional Provisions.** The following provisions will supercede any conflicting provisions of the Lease Contract and this addendum.

SAMPLE
NOT A VALID FORM

Resident or Residents
[All residents must sign here]

Owner or Owner's Representative
[signs here]

Date of Lease Contract

Page 2 of 2

© 2013, National Apartment Association, Inc. - 3/2013, Maryland

COMMUNITY POLICIES, RULES AND REGULATIONS ADDENDUM

NATIONAL APARTMENT ASSOCIATION

This addendum is incorporated into the Lease Contract (the "Lease") identified below and is in addition to all the terms and conditions contained in the Lease. If any terms of this Addendum conflict with the Lease, the terms of this Addendum shall be controlling:

Property Owner: ____________________

Resident(s): ____________________

Unit No./Address: ____________________

Lease Date: ____________________

I. GENERAL CONDITIONS FOR USE OF DWELLING PROPERTY AND RECREATIONAL FACILITIES.

Resident(s) permission for use of all common areas, Resident amenities, and recreational facilities (together, "Amenities") located at the Dwelling Community is a privilege and license granted by Owner, and not a contractual right except as otherwise provided for in the Lease. Such permission is expressly conditioned upon Resident's adherence to the terms of the Lease, this Addendum, and the Community rules and regulations ("Rules") in effect at any given time, and such permission may be revoked by Owner at any time for any lawful reason. In all cases, the most strict terms of either the Lease, this Addendum, or the Community Rules shall control. Owner reserves the right to set the days and hours of use for all Amenities and to change the character of or close any Amenity based upon the needs of Owner and in Owner's sole and absolute discretion, without notice, obligation or recompense of any nature to Resident. Owner and management may make changes to the Rules for use of any Amenity at any time.

Additionally, Resident(s) expressly agrees to assume all risks of every type, including but not limited to risks of personal injury or property damage, of whatever nature or severity, related to Resident's use of the amenities at the Community. Resident(s) agrees to hold Owner harmless and release and waive any and all claims, allegations, actions, damages, losses, or liabilities of every type, whether or not foreseeable, that Resident(s) may have against Owner and that are in any way related to or arise from such use. This provision shall be enforceable to the fullest extent of the law.

THE TERMS OF THIS ADDENDUM SHALL ALSO APPLY TO RESIDENT(S)' OCCUPANTS, AGENTS AND INVITEES, TOGETHER WITH THE HEIRS, ASSIGNS, ESTATES AND LEGAL REPRESENTATIVES OF THEM ALL AND RESIDENT(S) SHALL BE SOLELY RESPONSIBLE FOR THE COMPLIANCE OF SUCH PERSONS WITH THE LEASE, THIS ADDENDUM, AND COMMUNITY RULES AND REGULATIONS, AND RESIDENT(S) INTEND TO AND SHALL INDEMNIFY AND HOLD OWNER HARMLESS FROM ALL CLAIMS OF SUCH PERSONS AS DESCRIBED IN THE PRECEDING PARAGRAPH. The term "Owner" shall include the Management, officers, partners, employees, agents, assigns, Owners, subsidiaries and affiliates of Owner.

II. POOL. This Community ☐ **DOES;** ☐ **DOES NOT** have a pool. When using the pool, Resident(s) agrees to the following:

- Residents and guests will adhere to the rules and regulations posted in the pool area and Management policies.
- All Swimmers swim at their own risk. Owner is not responsible for accidents or injuries.
- For their safety, Residents should not swim alone.
- Pool hours are posted at the pool.
- Children under the minimum age (posted at the pool) must be accompanied at all times by a parent or legal guardian.
- No glass, pets, or alcoholic beverages are permitted in the pool area. Use paper or plastic containers only.
- Proper swimming attire is required at all times and a swimsuit "cover up" should be worn to and from the pool.
- No running or rough activities are allowed in the pool area. Respect others by minimizing noise, covering pool furniture with a towel when using suntan oils, leaving pool furniture in pool areas, disposing of trash, and keeping pool gates closed.
- Resident(s) must accompany their guests.
- Resident(s) must notify Owner any time there is a problem or safety hazard at the pool.

IN CASE OF EMERGENCY DIAL 911

III. FITNESS CENTER. This Community ☐ **DOES;** ☐ **DOES NOT** have a fitness center. When using the fitness center, Resident agrees to the following:

- Residents and guests will adhere to the rules and regulations posted in the fitness center and Management policies.
- The Fitness Center is not supervised. Resident(s) are solely responsible for their own appropriate use of equipment.
- Resident(s) shall carefully inspect each piece of equipment prior to Resident's use and shall refrain from using any equipment that may be functioning improperly or that may be damaged or dangerous.
- Resident(s) shall immediately report to Management any equipment that is not functioning properly, is damaged or appears dangerous, as well any other person's use that appears to be dangerous or in violation of Management Rules and Policies.
- Resident(s) shall consult a physician before using any equipment in the Fitness Center and before participating in any aerobics or exercise class, and will refrain from such use or participation unless approved by Resident's physician.
- Resident(s) will keep Fitness Center locked at all times during Resident's visit to the Fitness Center.
- Resident(s) will not admit any person to the Fitness Center who has not registered with the Management Office.
- Children under the minimum age (posted at the fitness center) must be accompanied at all times by a parent or legal guardian.
- Resident(s) must accompany guests, and no glass, smoking, eating, alcoholic beverages, pets, or black sole shoes are permitted in the Fitness Center.

Card Key No(s). (1) __________ (2) __________ (3) __________ (4) __________

IV. PACKAGE RELEASE. This Community ☐ **DOES;** ☐ **DOES NOT** accept packages on behalf of Residents.

For Communities that do accept packages on behalf of its Residents:
Resident(s) gives Owner permission to sign and accept any parcels or letters sent to Resident(s) through UPS, Federal Express, Airborne, United States Postal Service or the like. Resident agrees that Owner does not accept responsibility or liability for any lost, damaged, or unordered deliveries, and agrees to hold Owner harmless for the same.

V. BUSINESS CENTER. This Community ☐ **DOES;** ☐ **DOES NOT** have a business center.
Resident(s) agrees to use the business center at Resident(s) sole risk and according to the Community Rules. Owner is not responsible for data, files, programs or any other information lost or damaged on Business Center computers or in the Business Center for any reason. No software may be loaded on Business Center computers without the written approval of Community Management. No inappropriate, offensive, or pornographic images or files (in the sole judgment of Owner) will be viewed or loaded onto the Business Center computers at any time. Residents will limit time on computers to _____ minutes if others are waiting to use them. Smoking, eating, alcoholic beverages, pets, and any disturbing behavior are prohibited in the business center. Children under the age of _____ must be accompanied by a Resident who is that child's parent or legal guardian.

VI. AUTOMOBILES/BOATS/RECREATIONAL VEHICLES. The following policies are in addition to those in the Lease, and may be modified by the additional rules in effect at the Community at any given time:

- Only _____ vehicle per licensed Resident is allowed.
- All vehicles must be registered at the Management office.
- Any vehicle(s) not registered, considered abandoned, or violating the Lease, this Addendum, or the Community Rules, in the sole judgment of Management, will be towed at the vehicle owner's expense after a _____ hour notice is placed on the vehicle.

Revised 3/2013, Maryland

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- Notwithstanding this, any vehicle illegally parked in a fire lane, designated no parking space or handicapped space, or blocking an entrance, exit, driveway, dumpster, or parked illegally in a designated parking space, will immediately be towed, without notice, at the vehicle owner's expense.
- The washing of vehicles is not permitted on the property unless specifically allowed in designated area.
- Any on property repairs and/or maintenance of any vehicle must be with the prior written permission of the Management.
- Recreational vehicles, boats or trailers may only be parked on the property with Management's permission (in Management's sole discretion), and must be registered with the Management Office and parked in the area(s) designated by Management.

VII. FIRE HAZARDS. In order to minimize fire hazards and comply with city ordinances, Resident shall comply with the following:

- Residents and guests will adhere to the Community rules and regulations other Management policies concerning fire hazards, which may be revised from time to time.
- No person shall knowingly maintain a fire hazard.
- **Grills, Barbeques, and any other outdoor cooking or open flame devices will be used only on the ground level and will be placed a minimum of ______ feet from any building.** Such devices will not be used close to combustible materials, tall grass or weeds, on exterior walls or on roofs, indoors, on balconies or patios, or in other locations which may cause fires.
- **Fireplaces:** Only firewood is permitted in the fireplace. No artificial substances, such as Duraflame® logs are permitted. Ashes must be disposed of in metal containers, after ensuring the ashes are cold.
- Flammable or combustible liquids and fuels shall not be used or stored (including stock for sale) in dwellings, near exits, stairways breezeways, or areas normally used for the ingress and egress of people. This includes motorcycles and any apparatus or engine using flammable or combustible liquid as fuel.
- No person shall block or obstruct any exit, aisle, passageway, hallway or stairway leading to or from any structure.
- Resident(s) are solely responsible for fines or penalties caused by their actions in violation of local fire protection codes.

VIII. EXTERMINATING. Unless prohibited by statue or otherwise stated in the Lease, Owner may conduct extermination operations in Residents' dwelling several times a year and as needed to prevent insect infestation. Owner will notify Residents in advance of extermination in Residents' Dwelling, and give Resident instructions for the preparation of the Dwelling and safe contact with insecticides. Residents will be responsible to prepare the Dwelling for extermination in accordance with Owner's instructions. If Residents are unprepared for a scheduled treatment date, Owner will prepare Residents' dwelling and charge Residents accordingly. Residents must request extermination treatments in addition to those regularly provided by Owner in writing. **Residents agree to perform the tasks required by Owner on the day of interior extermination to ensure the safety and effectiveness of the extermination. These tasks will include, but are not limited to, the following:**

- Clean in all cabinets, drawers and closets in kitchen and pantry.
- If roaches have been seen in closets, remove contents from shelves and floor.
- Remove infants and young children from the dwelling.
- Remove pets or place them in bedrooms, and notify Owner of such placement.
- Remove chain locks or other types of obstruction on day of service.
- Cover fish tanks and turn off their air pumps.
- Do not wipe out cabinets after treatment.

In the case of suspected or confirmed bed bug infestation, resident will agree to the following:

- Resident will wash all clothing, bed sheets, draperies, towels, etc. in extremely hot water.
- Resident will thoroughly clean, off premises, all luggage, handbags, shoes and clothing hanging containers.
- Resident will cooperate with Owner's treatment efforts for all mattresses and seat cushions or other upholstered furniture, and will dispose of same if requested.

RESIDENTS ARE SOLELY RESPONSIBLE TO NOTIFY OWNER IN WRITING PRIOR TO EXTERMINATION OF ANY ANTICIPATED HEALTH OR SAFETY CONCERNS RELATED TO EXTERMINATION AND THE USE OF INSECTICIDES

IX. DRAPES AND SHADES. Drapes or shades installed by Resident, when allowed, must be lined in white and present a uniform exterior appearance.

X. WATER BEDS. Resident shall not have water beds or other water furniture in the dwelling without prior written permission of Owner.

XI. BALCONY or PATIO. Balconies and patios shall be kept neat and clean at all times. No rugs, towels, laundry, clothing, appliances or other items shall be stored, hung or draped on railings or other portions of balconies or patios.

XII. SIGNS. Resident shall not display any signs, exterior lights or markings on dwelling No awnings or other projections shall be attached to the outside of the building of which dwelling is a part.

XIII. SATELLITE DISHES/ANTENNAS. You must complete a satellite addendum and abide by its terms prior to installation or use.

XIV. WAIVER/SEVERABILITY CLAUSE. No waiver of any provision herein, or in any Community rules and regulations, shall be effective unless granted by the Owner in a signed and dated writing. If any court of competent jurisdiction finds that any clause, phrase, or provision of this Part is invalid for any reason whatsoever, this finding shall not effect the validity of the remaining portions of this addendum, the Lease Contract or any other addenda to the Lease Contract.

XV. SPECIAL PROVISIONS. The following special provisions control over conflicting provisions of this printed form:

____

____

____

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I have read, understand and agree to comply with the preceding provisions.

Resident	Date	Resident	Date
Resident	Date	Resident	Date
Owner Representative		Date	

Revised 3/2013, Maryland

Page 2 of 2

Surety Bond Addendum

Becomes part of Lease Contract

Date: ______________________________
(when this Addendum is filled out)

We require that you provide us with a security deposit to protect us from any damage or other losses that may occur during the time you lease the dwelling. You may choose to reduce or eliminate the security deposit by purchasing a surety bond from another company. If you purchase a surety bond, the bond will be available to us for recovery of any damage or other loss. Also, if you choose the surety bond, the agreement between you and the surety company will not be part of this lease agreement.

THE MONEY YOU PAY THE SURETY COMPANY IS NOT A SECURITY DEPOSIT AND IS NOT REFUNDABLE. FURTHERMORE, EVEN IF WE MAKE NO CLAIM AGAINST THE SURETY BOND, YOU WILL NOT BE ENTITLED TO ANY REFUND OF THE SURETY BOND PREMIUM AT THE END OF THE LEASE TERM.

If you purchase a surety bond, you will have obligations to the surety that are separate and independent from the duties you have to us under this Lease Contract. YOU WILL NOT BE RELEASED FROM YOUR OBLIGATIONS TO US, EXCEPT TO THE EXTENT THAT WE RECEIVE PAYMENTS FROM THE SURETY WHICH SATISFY YOUR OBLIGATIONS TO US. Specifically, if the surety does not pay the total amount of damage or other loss that we experience (including legal fees), you will be required to pay us for the remaining amount.

SAMPLE NOT A VALID FORM

Resident or Residents *[All residents must sign here]*	Owner or Owner's Representative *[signs here]*
______________________	______________________
______________________	**Date of Lease Contract**
______________________	______________________
______________________	

© 2013, National Apartment Association, Inc. - 3/2013, Maryland

MONTGOMERY COUNTY, MARYLAND-ADDENDUM

This Addendum is made this ______ day of __________________, __________, by and between the Resident and Owner for the purpose of deleting, modifying and adding to the Apartment Lease Contract executed by and between the Resident and Owner on ______________________________. The Resident and Owner hereby agree to the following deletions, modifications and additions to the Apartment Lease Contract.

1. Paragraph 3 of the Apartment Lease Contract is deleted and replaced by the following paragraphs:

A. LEASE TERM. The initial term of the Lease Contract begins on the ______ day of __________________, __________, and ends at midnight the ______ day of __________________, __________.

Your initials (Resident) ______________________
(Resident must initial this paragraph)

B. You agree to give us two (2) months written notice of your intention to vacate at the expiration of the term of this Apartment Lease Contract or upon the expiration of the term of the Lease. If you do not give us notice, you shall, by virtue of this agreement, become a bi-month to bi-month Resident, and you shall have all of the obligations under the Apartment Lease Contract as though the same had originally been bi-monthly instead of a term tenancy. We can raise the amount of the rent upon two (2) months notice.

The bi-monthly to bi-monthly tenancy shall be automatically renewed for each succeeding and consecutive bi-monthly period unless you give us two (2) months written notice of your intent to vacate the premises and terminate the bi-month to bi-month tenancy. You shall give us in writing the notice no later than the first day of the bi-month to expire on the last day of the bi-month. We agree to give you two (2) months written notice of our intent to terminate the tenancy and vacate the premises. We shall provide the notice to you in writing no later than the first day of the bi-month to expire on the last day of the bi-month. You acknowledge that any oral representation or oral agreement made by us or our employees or agents to or with you about the date of termination of the Lease or any bi-month to bi-month terms shall be of no effect and shall not be a basis for the termination of the Apartment Lease Contract.

2. Paragraph 6 of the Apartment Lease Contract is modified to provide that if you do not pay all rent on or before the tenth day of the month, you will pay a late charge of $__________ (the charge for a late payment shall be limited to a maximum of 5% of the amount of the rent due for the rental period for which payment is delinquent.)

3. Paragraph 14 of the Apartment Lease Contract is replaced by the following paragraph:

FAILING TO PAY FIRST MONTH'S RENT. If you don't pay the first month's rent when the Lease Contract begins, we may seek to end your right of occupancy and recover damages, future rent, reletting charges, attorney's fees, court costs, and other lawful charges.

4. Paragraph 37 of the Apartment Lease Contract is deleted and is replaced by the following paragraph:

RELEASE OF RESIDENT. In addition to being entitled to terminate this Lease Contract under paragraphs 10, 16, 23, 31, or 37, the term of this Apartment Lease Contract may be terminated by 30 days written notice to us upon your involuntary change of employment from the Washington metropolitan area, death of major wage earner in your family's household, unemployment or for other reasonable cause beyond your control. You shall provide us with written proof of such involuntary change of employment more than twenty-five (25) miles from the Washington area (for example, signed military orders or transfer papers signed by your employer). In the event of termination under this Covenant, you shall pay a termination charge equivalent to one (1) month's rent (at the rate in effect as of termination) or actual damages sustained by us, whichever is the lesser amount.

5. The following paragraph shall be added to paragraph 25 of the Apartment Lease Contract:

We shall deliver the leased premises and all common areas in a clean, safe, habitable and sanitary condition, free of rodents and vermin, and in complete compliance with all applicable laws. You acknowledge that you have been given an opportunity to examine the premises, that you have examined the premises and found the dwelling unit in satisfactory condition. We acknowledge our responsibility for maintaining the premises in accordance with all applicable laws. The parties hereto do incorporate by reference Chapter 8, Title "Building", Chapter 22, Title "Fire Safety Code", Chapter 26, Title "Housing Standard", and Chapter 59, Title "Zoning." Montgomery County Code 1984 edition, as amended, as an express warranty of habitability and covenant to repair. All smoke detectors required by Code are installed and are in proper working condition.

6. Paragraph 28 of the Apartment Lease Contract is deleted and is replaced by the following paragraph:

RIGHT OF ENTRY. We shall have the right to enter upon the premises: (1) in any emergency; (2) after due notice when we have good cause to believe you may have damaged premises, or violated Montgomery County Code, Chapter 29, "Owner-Resident Relations" or law; (3) after due notice at all reasonable times for the purpose of making such repairs, alterations or taking such action as necessary to effect compliance with the provision of Montgomery County code, Chapter 26, "Housing Standards," or any lawful order issued pursuant to the provisions of Chapter 26; (4) upon request from you for the purpose of making repairs or supplying services. Your request for service shall be interpreted as permission to enter during normal business hours unless we are notified otherwise by you; and (5) during normal business hours, including weekends after due notice from us and without objection from you except as otherwise may be agreed upon by the parties for the purpose of exhibiting the premises to prospective purchasers, mortgagees, or Residents. You shall be held responsible for any damage caused by our inability to gain access to the premises to effect repairs or in an emergency where such inability is caused by you being in violation of this Lease Contract.

7. Paragraph 30 of the Apartment Lease Contract is modified to provide that we shall not unreasonably withhold our consent to a subletting of the premises which you occupy or to your assignment of the Apartment Lease Contract.

8. The following paragraphs are added to the Apartment Lease Contract:

45. Before giving a notice of past-due rent, issuing a written quit and vacate notice, or beginning any judicial proceeding to regain the leased premises, we will notify you that general information and assistance regarding evictions are available from the Department of Landlord Tenant Affairs.

46. Montgomery County law requires we offer you a Lease for an initial term of 2 years unless we have reasonable cause to do otherwise. You may accept or reject this offer. Before signing this Lease, you confirm that (initial and date an option below):

______________ A. We offered you a 2-year lease term and I accepted.

______________ B. We offered you a 2-year lease term and I rejected.

______________ C. We gave you a statement:

i. explaining why we had reasonable cause not to offer you a 2-year lease term; and

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05062013SAMPLE29 Page 1 of 2 Copyright 2011, National Apartment Association, Inc. - 6/2011

ii. explaining that you can challenge our action by filing a complaint with the Montgomery County Department of Housing and Community Affairs.

Your initials (Resident) ____________________

Nothing in the subsection precludes you and us from negotiating a lease for a term longer or shorter than 2 years after you have been offered and rejected a 2-year lease term.

A complaint alleging a violation of this subsection must be filed not later than 180 days after the first day of the tenancy that is the subject of the complaint.

47. The name, address and telephone number of the Owner is ____________________

The name, address and telephone number of the person authorized to accept service of process on behalf of the Owner is ____________________

You may inspect a copy of our rental housing license at ____________________

48. Attorney's fees are not part of your rent and need not be paid to redeem the premises in a nonpayment of rent action. This paragraph is not an agreement by you to pay court costs, legal costs or attorney's fees other than those awarded by a court after the court finds that the fees and costs are reasonable. We shall be obligated to pay your attorney's fees if you are the prevailing party in the legal action and fees are awarded by the court.

9. Special Provisions. The following special provisions control over conflicting provisions of this printed form:

____

SAMPLE NOT A VALID FORM

Resident or Residents
[All residents must sign]

____

Owner or Owner's Representative
[signs below]

____

Date of Lease Contract

____

05062013SAMPLE30 Page 2 of 2 Copyright 2011, National Apartment Association, Inc. - 6/2011

NATIONAL APARTMENT ASSOCIATION

LEASE ADDENDUM FOR RENT CONCESSION OR OTHER RENT DISCOUNT

SAMPLE
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1. **Dwelling Unit Description.** Unit. No. ____________, ____________ *(street address)* in ____________ *(city)*, Maryland, ____________ *(zip code)*.

2. **Lease Contract Description.**
   Lease Contract date: ____________
   Owner's name: ____________

   Residents *(list all residents)*: ____________

3. **Concession/Discount Agreement.** As consideration for your agreement to remain in your dwelling and to fulfill your Lease obligations throughout the full term of your Lease, you will receive the following rent Concession and or Discount.

   [Check all that apply]

   ❑ **One-Time Concession.** You will receive a One-Time Concession off the rent indicated in Paragraph 6 of the Lease Contract in the total amount of $ ____________. This Concession will be credited to your rent due for the month(s) of: ____________

   ❑ **Monthly Discount/Concession.** The rent indicated in Paragraph 6 of the Lease Contract includes a Monthly Discount of $ ____________ per month off of the suggested rental rate for your dwelling.

   ❑ **Other Discount/Concession.** You will receive the following discount off the rent indicated in Paragraph 6 of the Lease Contract: ____________

4. **Concession Cancellation and Charge-Back.** The concession and discounts indicated above are provided to you as an incentive and with the understanding that you will fulfill your obligations under the Lease Contract through the entire term of your Lease.

   If your lease is terminated early due to your default (for example, if you abandon the premises without paying rent or are evicted), this Concession/Discount Agreement will be immediately terminated, and you will be required to immediately repay to the Owner the amounts of all *[Check all that apply]*

   ❑ Concessions
   ❑ Discounts

   that you have actually received for the months you resided in the Premises, and without further notice from us.

5. **Market Rent.** The market rent for this dwelling is the rent stated in the NAA Lease Contract. You acknowledge that the market rent is a fair representation of what the specific dwelling would actually rent for at the time the Lease Contract was negotiated and executed, and is reflective of the rent for a similar dwelling at comparable properties.

6. **Special Provisions.** The following special provisions control over any conflicting provisions of this printed Addendum form or the Lease Contract.

____

Resident or Residents
[All residents must sign here]

____
____
____
____

Owner or Owner's Representative
[signs here]

____

Date of Lease Contract

____

© 2013, National Apartment Association, Inc. - 3/2013, Maryland

NATIONAL APARTMENT ASSOCIATION

LEASE ADDENDUM
LIABILITY INSURANCE REQUIRED OF RESIDENT

1. **Dwelling Unit Description.** Unit. No. ____________, ______________________________ *(street address)* in ______________________________ *(city)*, Maryland, ______________________ *(zip code)*.

2. **Lease Contract Description.**
Lease Contract date: ______________________
Owner's name: ______________________
____
____
____

Residents *(list all residents)*: ______________________
____
____
____

3. **Acknowledgment Concerning Insurance or Damage Waiver.** You acknowledge that we do not maintain insurance to protect you against personal injury, loss or damage to your personal property or belongings, or to cover your own liability for injury, loss or damage you (or your occupants or guests) may cause others. You also acknowledge that by not maintaining your own policy of personal liability insurance, you may be responsible to others (including us) for the full cost of any injury, loss or damage caused by your actions or the actions of your occupants or guests. You understand that paragraph 8 of the Lease Contract requires you to maintain a liability insurance policy, which provides limits of liability to third parties in an amount not less than $ ______________ per occurrence. You understand and agree to maintain at all times during the term of the Lease Contract and any renewal periods a policy of personal liability insurance satisfying the requirements listed below, at your sole expense.

4. **Required Policy.** You are required to purchase and maintain personal liability insurance covering you, your occupants and guests, for personal injury and property damage any of you cause to third parties (including damage to our property), in a minimum policy coverage amount of $ ______________, from a carrier with an AM Best rating of A-VII or better, licensed to do business in Maryland. The carrier is required to provide notice to us within 30 days of any cancellation, non-renewal, or material change in your coverage. We retain the right to hold you responsible for any loss in excess of your insurance coverage.

5. **We may provide you with information about an insurance program that we make available to residents, which provides you with an opportunity to buy renter's insurance from a preferred company. However, you are free to contract for the required insurance with a provider of your choosing.**

6. **Subrogation Allowed.** You and we agree that subrogation is allowed by all parties and that this agreement supersedes any language to the contrary in the Lease Contract.

7. **Your Insurance Coverage.** You have purchased the required personal liability insurance from the insurance company of your choosing listed below that is licensed to do business in this state, and have provided us with written proof of this insurance prior to the execution and commencement of the Lease Contract. You will provide additional proof of insurance in the future at our request.

Insurance Company: ______________________
____

8. **Default.** Any default under the terms of this Addendum shall be deemed an immediate, material and incurable default under the terms of the Lease Contract, and we shall be entitled to exercise all rights and remedies under the law.

9. **Miscellaneous.** Except as specifically stated in this Addendum, all other terms and conditions of the Lease Contract shall remain unchanged. In the event of any conflict between the terms of this Addendum and the terms of the Lease Contract, the terms of this Addendum shall control.

10. **Special Provisions:** ______________________
____
____
____
____
____
____
____
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NOT A VALID FORM

I have read, understand and agree to comply with the preceding provisions.

Resident or Residents
[All residents must sign here]

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Owner or Owner's Representative
[signs here]

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Date of Lease Contract

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© 2013, National Apartment Association, Inc. - 3/2013, Maryland

LEASE ADDENDUM
FOR REMOTE CONTROL, CARD, OR CODE ACCESS GATE

NATIONAL APARTMENT ASSOCIATION

1. **Dwelling Unit Description.** Unit. No. ______________, ______________________ *(street address)* in ______________________ *(city)*, Maryland, ______________ *(zip code)*.

2. **Lease Contract Description.**
Lease Contract date: ______________________
Owner's name: ______________________
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____

Residents *(list all residents)*: ______________________
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____

To the extent any terms of this addendum conflict with the Lease Contract, the terms of this addendum are controlling.

3. **Remote control/cards/code for gate access.**
   - ☐ **Remote control for gate access.** Each person who is 18 years of age or older and listed as a resident on the lease will be given a remote control at no cost to use during his or her residency. Each additional remote control for you or your children or other occupants will require a $ ______________ non-refundable fee.
   - ☐ **Cards for gate access.** Each person who is 18 years of age or older and listed as a resident on the lease will be given a card at no cost to use during his or her residency. Each additional card for you or your children or other occupants will require a $ ______________ non-refundable fee.
   - ☐ **Code for gate access.** Each resident will be given, at no cost, an access code (keypad number) for the pedestrian or vehicular access gates. It is to be used only during your residency. We may change the access code at any time and will notify you of any such changes.

4. **Damaged, lost or unreturned remote controls, cards or code changes.**
   - ☐ If a remote control is lost, stolen or damaged, a $ ______________ fee will be charged for a replacement. If a remote control is not returned or is returned damaged when you move out, there will be a $ ______________ deduction from the security deposit.
   - ☐ If a card is lost, stolen or damaged, a $ ______________ fee will be charged for a replacement card. If a card is not returned or is returned damaged when you move out, there will be a $ ______________ deduction from the security deposit.
   - ☐ We may change the code(s) at any time and notify you accordingly.

5. **Report damage or malfunctions.** Please immediately report to the office any malfunction or damage to gates, fencing, locks or related equipment.

6. **Follow written instructions.** We ask that you and all other occupants read the written instructions that have been furnished to you regarding the access gates. This is important because if the gates are damaged by you or your family, guest or invitee through negligence or misuse, you are liable for the damages under your lease, and collection of damage amounts will be pursued.

7. **Personal injury and/or personal property damage.** Except as specifically required by law, we have no duty to maintain the gates and cannot guaranty against gate malfunctions. We make no representations or guarantees to you concerning security of the community. Any measures, devices, or activities taken by us are solely for the benefit of us and for the protection of our property and interests, and any benefit to you of the same is purely incidental. Anything mechanical or electronic is subject to malfunction. Fencing, gates or other devices will not prevent all crime. No security system or device is foolproof or 100 percent successful in deterring crime. Crime can still occur. Protecting residents, their families, occupants, guests and invitees from crime is the sole responsibility of residents, occupants and law enforcement agencies. You should first call 911 or other appropriate emergency police numbers if a crime occurs or is suspected. We are not liable to any resident, family member, guest, occupant or invitee for personal injury, death or damage/loss of personal property from incidents related to perimeter fencing, automobile access gates and/or pedestrian access gates. We reserve the right to modify or eliminate security systems other than those statutorily required. You will be held responsible for the actions of any persons to whom you provide access to the community.

8. **Rules in using vehicle gates.**
   - Always approach entry and exit gates with caution and at a very slow rate of speed.
   - Never stop your car where the gate can hit your vehicle as the gate opens or closes.
   - Never follow another vehicle into an open gate. Always use your card to gain entry.
   - Report to management the vehicle license plate number of any vehicle that piggybacks through the gate.
   - Never force the gate open with your car.
   - Never get out of your vehicle while the gates are opening or closing.
   - If you are using the gates with a boat or trailer, please contact management for assistance. The length and width of the trailer may cause recognition problems with the safety loop detector and could cause damage.
   - Do not operate the gate if there are small children nearby who might get caught in it as it opens or closes.
   - If you lose your card, please contact the management office immediately.
   - Do not give your card or code to anyone else.
   - Do not tamper with gate or allow your occupants to tamper or play with gates.

9. **Special Provisions.** The following special provisions control over conflicting provisions of this printed form:
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NOT A VALID SAMPLE FORM

Resident or Residents
[All residents must sign here]

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Owner or Owner's Representative
[signs here]

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Date of Lease Contract

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© 2013, National Apartment Association, Inc. - 3/2013, Maryland

LEASE ADDENDUM
FOR INTRUSION ALARM

1. **Dwelling Unit Description.** Unit. No.__________, ______________________________ *(street address)* in ______________________________ *(city)*, Maryland, ______________ *(zip code)*.

2. **Lease Contract Description.**
Lease Contract date: ______________________
Owner's name: ______________________
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Residents *(list all residents)*: ______________________
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____

3. **Intrusion alarm.** Your dwelling is equipped with an intrusion alarm. It must not be considered a guaranty of safety or security. You should at all times take precautions as if the intrusion alarm were malfunctioning. You acknowledge that the security of you and your family, occupants, and guests are your responsibility alone. Your use of the alarm system is *(check one)* ☐ required or ☐ optional. You are responsible for all false alarm charges for your dwelling.

4. **Permit from city.** You *(check one)* ☐ do or ☐ do not have to obtain a city permit for activation and use of the intrusion alarm. If you do, the phone number to call is ______________________, and it is your responsibility to obtain the permit. You also will be responsible for any fines due to excessive false alarms.

5. **Follow instructions.** You agree to use reasonable care in operating the alarm and to follow the written instructions, rules and procedures furnished to you by us. Instructions ☐ are attached or ☐ will be provided to you when you move in.

6. **Alarm company.** You *(check one)* ☐ will or ☐ will not have to make arrangements with an independent alarm company to activate and maintain the alarm system. You *(check one)* ☐ may choose your own alarm company or ☐ are required to use ______________________________ as your alarm company. The alarm system is repaired and maintained by ______________________________.

7. **Entry by owner.** Upon activation of the alarm system, you must immediately provide us (management) with your security code and any special alarm system instructions for lawful entry into the unit when no one is there, as authorized in your NAA Lease Contract. You must reimburse us for any expenses we incur in entering your dwelling, when those expenses are due to your failure to provide the foregoing information.

8. **Repairs or malfunctions.** If the intrusion alarm malfunctions, you agree to *(check one)* ☐ contact your intrusion alarm company immediately for repair or ☐ contact us immediately for repair. The cost of repair will be paid by *(check one)* ☐ you or ☐ us.

9. **No warranty.** We make no guarantees or warranties, express or implied, concerning the alarm system. All guarantees and warranties are expressly disclaimed. Crime can and does occur despite the best security measures. Anything electronic or mechanical in nature will malfunction from time to time. We are absolutely not responsible for malfunction of the alarm.

10. **Liability.** We are not liable to you, your guests or other occupants for any injury, damage or loss resulting from the alarm or any malfunction of the alarm. It is recommended that you purchase insurance to cover casualty loss of your property, including loss by theft.

11. **Emergencies.** Always call 911 or law enforcement authorities or emergency medical services in the event of a crime or emergency. Then contact us. We are not required to answer the alarm, but we do have the right to enter and cut off the alarm to minimize annoyance to neighbors when it malfunctions or is not timely cut off.

12. **Entire agreement.** We've made no promises or representations regarding the alarm system except those in this addendum.

13. **Special Provisions.** The following special provisions control over conflicting provisions of this printed form:
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SAMPLE
NOT A VALID FORM

Resident or Residents
[All residents must sign here]

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Owner or Owner's Representative
[signs here]

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Date of Lease Contract

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© 2013, National Apartment Association, Inc. - 3/2013, Maryland

NO-SMOKING ADDENDUM

NATIONAL APARTMENT ASSOCIATION

Date: ____________________
(when this Addendum is filled out)

All use of any tobacco product involving smoking, burning, or combustion of tobacco is prohibited in any portion of the dwelling community. You are entitled to receive an original of this No-Smoking Addendum after it is fully signed. Keep it in a safe place.

1. Dwelling Unit Description. Apt. No. ____________, ____________________ *(street address)* in ____________________ *(city)*, Maryland, ______________ *(zip code)*.

2. Lease Contract Description
Lease Contract date: ____________________
Owner's name: ____________________

Residents *(list all residents)*: ____________________

3. Smoking Anywhere Inside Buildings of the Dwelling Community is Strictly Prohibited. All forms and use of lighted or burning tobacco products and smoking of tobacco products inside any dwelling, building, or interior of any portion of the dwelling community is strictly prohibited. Any violation of the no-smoking policy is a material and substantial violation of this addendum and the Lease Contract.

The prohibition on use of any lighted or burning tobacco products or smoking of any tobacco products extends to all residents, their occupants, guests, invitees and all others who are present on or in any portion of the dwelling community. The no-smoking policy and rules extend to, but are not limited to, the management and leasing offices, building interiors and hallways, building common areas, dwellings, club house, exercise or spa facility, tennis courts, all interior areas of the dwelling community, commercial shops, businesses, and spaces, work areas, and all other spaces whether in the interior of the dwelling community or in the enclosed spaces on the surrounding community grounds. Smoking of non-tobacco products which are harmful to the health, safety, and welfare of other residents is also prohibited by this addendum and other provisions of the Lease Contract inside any dwelling or building.

Smoking Outside Buildings of the Dwelling Community. Smoking is permitted only in specially designated areas outside the buildings of the dwelling community. The smoking-permissible areas are marked by signage.

Smoking on balconies, patios, and limited common areas attached to or outside of your dwelling ☐ is ☐ is not permitted.

The following outside areas of the community may be used for smoking: ____________________

Even though smoking may be permitted in certain limited outside areas, we reserve the right to direct that you and your occupants, family, guests, and invitees cease and desist from smoking in those areas if smoke is entering the dwellings or buildings or if it is interfering with the health, safety, or welfare or disturbing the quiet enjoyment, or business operations of us, other residents, or guests.

4. Your Responsibility for Damages and Cleaning. You are responsible for payment of all costs and damages to your dwelling, other residents' dwellings, or any other portion of the dwelling community for repair, replacement, or cleaning due to smoking or smoke related damage caused by you or your occupants, family, guests, or invitees, regardless of whether such use was a violation of this addendum. Any costs or damages we incur related to repairs, replacement, and cleaning due to your smoking or due to your violation of the no-smoking provisions of the Lease Contract are in excess of normal wear and tear. Smoke related damage, including but not limited to, the smell of tobacco smoke which permeates sheetrock, carpeting, wood, insulation, or other components of the dwelling or building is in excess of normal wear and tear in our smoke free dwelling community.

5. Your Responsibility for Loss of Rental Income and Economic Damages Regarding Other Residents. You are responsible for payment of all lost rental income or other economic and financial damages or loss to us due to smoking or smoke related damage caused by you or your occupants, family, guests, or invitees which results in or causes other residents to vacate their dwellings, results in disruption of other residents' quiet enjoyment, or adversely affects other residents' or occupants' health, safety, or welfare.

6. Definition of Smoking. Smoking refers to any use or possession of a cigar, cigarette, or pipe containing tobacco or a tobacco product while that tobacco or product is burning, lighted, or ignited, regardless of whether the person using or possessing the product is inhaling or exhaling the smoke from such product. The term tobacco includes, but is not limited to, any form, compound, or synthesis of the plant of the genus *Nicotiana* or the species *N. tabacum* which is cultivated for its leaves to be used in cigarettes, cigars, or pipes. Smoking also refers to use or possession of burning, lighted, or ignited non-tobacco products if they are noxious, offensive, unsafe, unhealthy, or irritating to other persons.

7. Lease Contract Termination for Violation of the Addendum. We have the right to terminate your Lease Contract or right of occupancy of the dwelling for any violation of this No-Smoking Addendum. Violation of the no-smoking provisions is a material and substantial default or violation of the Lease Contract. Despite the termination of the Lease Contract or your occupancy, you will remain liable for rent through the end of the Lease Contract term or the date on which the dwelling is re-rented to a new occupant, whichever comes first. Therefore, you may be responsible for payment of rent after you vacate the leased premises even though you are no longer living in the dwelling.

8. Extent of Your Liability for Losses Due to Smoking. Your responsibility for damages, cleaning, loss of rental income, and loss of other economic damages under this No-Smoking Addendum are in addition to, and not in lieu of, your responsibility for any other damages or loss under the Lease Contract or any other addendum.

9. Your Responsibility for Conduct of Occupants, Family Members, and Guests. You are responsible for communicating this community's no-smoking policy and for ensuring compliance with this addendum by your occupants, family, guests, and invitees.

10. There Is No Warranty of a Smoke Free Environment. Although we prohibit smoking in all interior parts of the dwelling community, there is no warranty or guaranty of any kind that your dwelling or the dwelling community is smoke free. Smoking in certain limited outside areas is allowed as provided above. Enforcement of our no-smoking policy is a joint responsibility which requires your cooperation in reporting incidents or suspected violations of smoking. You must report violations of our no-smoking policy before we are obligated to investigate and act, and you must thereafter cooperate with us in prosecution of such violations.

This is an important and binding legal document. By signing this addendum you are acknowledging that a violation could lead to termination of your Lease Contract or right to continue living in the dwelling. If you or someone in your household is a smoker, you should carefully consider whether you will be able to abide by the terms of this addendum. Before signing you must advise us whether you or anyone who will be living in your dwelling is a smoker. You must check one of the following boxes.

- ☐ Neither you nor anyone who will be living in the dwelling is a smoker.
- ☐ Someone in my household is a smoker; however, we agree to follow your no-smoking policy.

Resident or Residents
[All residents must sign here]

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Owner or Owner's Representative
[Sign here]

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SAMPLE
NOT A VALID FORM

© 2013, National Apartment Association, Inc. - 3/2013

Lease Contract Addendum for Per-Person Rental of Dwelling

(This addendum is not intended for use after the original Lease Contract term has expired.)

NATIONAL APARTMENT ASSOCIATION

NOT A VALID SAMPLE FORM

1. **ADDENDUM.** This is an Addendum to the NAA Lease Contract between you and us on the dwelling described below:

Resident (you) ______________________________

Owner (us) ______________________________

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____

Dwelling (Unit # or type if # is not yet known ______________)

at ______________________________ *(street address)*

in ______________________________ *(city)*,

Maryland, ______________________________ *(zip code)*.

Date of Lease Contract ______________________________

Beginning date of lease term ______________________________

Ending date of lease term ______________________________

2. **PURPOSE OF ADDENDUM.** The purpose of this addendum is to modify the NAA Lease Contract so that the resident named above may occupy the dwelling with other co-residents without being jointly liable for rent and various other obligations owed by the other co-residents. This addendum controls over any conflicting provisions in the NAA Lease Contract. Each resident in the dwelling will execute a seperate lease to which this addendum will be attached.

3. **EXCLUSIVE-USE AREAS AND JOINT-USE AREAS.** We ☐ may or ☐ may not *(check one)* assign another person to share a bedroom with you. If the dwelling has a separate bathroom for each bedroom, you and any other person assigned to your bedroom will have exclusive use of that bathroom. You will share use and occupancy of the dwelling's common living areas with up to ______________ other persons who lease from us and share the common living areas of your dwelling. The common living areas include the kitchen, living room, any private balconies or patios, and any storage rooms assigned to your dwelling.

4. **SECURITY DEPOSIT.** The security deposit amount stated in the Lease Contract is your security deposit and is not the total security deposit of all co-residents.

5. **KEYS.** Upon written request by you, we will at your expense (1) rekey the lock(s) on the exterior doors of the dwelling and provide a key to all other co-residents in the dwelling, and (2) rekey the lock on your bedroom door(s) and provide a key to you and any other person assigned to your bedroom. If you want other co-residents to share the cost, they must also sign the request. If your dwelling or bedroom is rekeyed without a request from you and you are still living in the dwelling, we will furnish you a new key.

6. **RENT.** You will be liable for your monthly rent as stated in the Lease Contract. The rent amount stated in the Lease Contract is rent owed by you and is not the total rent owed by all co-residents.

7. **UTILITIES.** We will arrange for activation of utilities and services as provided in the Lease Contract to the dwelling for the benefit of all persons residing in the dwelling. Your per-person share of any submetered or allocated utilities for the dwelling will be included as an itemized charge on a monthly billing to you. "Per person" is determined by the number of persons authorized under the Lease Contract to be living in the dwelling at the time of the utility billing to you by us or our agent.

8. **SECURITY DEVICES.** Upon written request by you, we will install at your expense a keyed deadbolt on the door(s) that provide access into your bedroom. A bedroom door opening into the interior of the dwelling is not an exterior door for purposes of the security device statute.

9. **RELETTING CHARGE.** Any reletting charge that might become due under the Lease Contract will be based on your rent amount and not the total rent of all persons residing in the dwelling.

10. **REIMBURSEMENT FOR DAMAGES; VIOLATIONS; PER-PERSON LIABILITY.** You are not liable for another co- resident's rent or for animal violation charges, late fees, returned-check charges, missing smoke detector batteries, government fines or damages which are due, in our reasonable judgment, solely because of the fault of another co-resident(s) judgment, solely because of the fault of another co-resident(s) or his invitees or family. You are *100 percent liable* for animal violation charges, late fees, returned check charges, missing smoke detector batteries, government fines and damages to the dwelling or common areas caused only by you or your invitees or family. You are *liable for your per-person share* for animal violation charges, late fees, returned check charges, missing smoke detector batteries, and damages to the dwelling if we cannot, in our reasonable judgment, ascertain the identity of who was at fault. "Per person" is determined by the number of persons authorized under the Lease Contract to be living in the dwelling at the time of the damage, charge, fine or violation.

11. **REQUESTS AND NOTICES.** A notice of your intent to move out must be signed by you, personally. A request by anyone residing in your dwelling for maintenance or repair constitutes a request from all co-residents.

A notice from us to you to pay sums owed only by you or regarding sale of property that belongs only to you or that is in your possession and care, will be addressed to you only. A notice from us that is intended only for you will be addressed only to you. A notice intended by us for all co-residents in your dwelling may be addressed to "all residents" of your dwelling. A notice intended by us for all residents in a multi-unit community may be addressed to "all residents."

12. **DEFAULT.** The resident defaults contained in the Lease Contract will be limited to conduct by you or your invitees or family or to conduct in which you or they participated. The remedies for a default committed solely by another co-resident in the dwelling will be limited to those that affect that co-resident only.

13. **REFUNDS.** Refunds will be paid to you only and not by joint check to you and others. The time period for refund begins when you move out.

14. **RELOCATION.** To the extent practical in our sole judgment, we will try to honor requests for residing in a particular dwelling. If we receive a joint request from you and another resident in your unit to exchange bedrooms within 10 days after your initial occupancy and you comply with our procedures and required documentation, you may exchange bedrooms with another resident in your dwelling without being subject to a transfer fee. If you later request transfer to another bedroom in your dwelling, you must make the required documentation and pay a transfer fee of $ ______________. Transfer at your request to a dwelling other than the one you initially occupied may be made only with our prior written approval and for a similar fee. For purposes of operating efficiently and harmoniously, we reserve the right at any time, upon five days prior written notice to you and without your having to pay any transfer fee, to relocate you to another bedroom in the dwelling or to another dwelling within the apartment community. We will assist you in moving your personal property and pay for rekeying if we require transfer.

15. **SPECIAL PROVISIONS.** The following special provisions control over conflicting provisions of this printed form:

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Signatures	Date of Signing Addendum
Owner or owner's representative	Date
Resident	Date

05062013SAMPLE31

Maryland/National Apartment Association Official Form 08-Z, November 2008
Copyright 2008, National Apartment Association, Inc.

GAITHERSBURG CITY, MARYLAND-ADDENDUM

NATIONAL APARTMENT ASSOCIATION

SAMPLE
NOT A VALID FORM

This Addendum is made this ______ day of ________________, ________, by and between the Tenant and Landlord for the purpose of deleting, modifying and adding to the Apartment Lease Contract executed by and between the Tenant and Landlord on ________________________________. The Tenant and Landlord hereby agree to the following deletions, modifications and additions to the Apartment Lease Contract.

1. Paragraph 3 of the Apartment Lease Contract is deleted and replaced by the following paragraphs:

A. LEASE TERM. The initial term of the Lease Contract begins on the _______ day of ____________________, ________, and ends at midnight the ______ day of ________________, ________.

Your initials (Tenant) ____________________
(Tenant must initial this paragraph)

B. You agree to give us two (2) months written notice of your intention to vacate at the expiration of the term of this Apartment Lease Contract or upon the expiration of the term of the Lease. If you do not give us notice, you shall, by virtue of this agreement, become a bi-month to bi-month Tenant, and you shall have all of the obligations under the Apartment Lease Contract as though the same had originally been bi-monthly instead of a term tenancy. We can raise the amount of the rent upon two (2) months notice.

The bi-monthly to bi-monthly tenancy shall be automatically renewed for each succeeding and consecutive bi-monthly period unless you give us two (2) months written notice of your intent to vacate the premises and terminate the bi-month to bi-month tenancy. You shall give us in writing the notice no later than the first day of the bi-month to expire on the last day of the bi-month. We agree to give you two (2) months written notice of our intent to terminate the tenancy and vacate the premises. We shall provide the notice to you in writing no later than the first day of the bi-month to expire on the last day of the bi-month. You acknowledge that any oral representation or oral agreement made by us or our employees or agents to you with you about the dates of termination of the Lease or any bi-month to bi-month terms shall be of no effect and shall not be a basis for the termination of the Apartment Lease Contract.

2. Paragraph 6 of the Apartment Lease Contract is modified to provide that if you do not pay all rent on or before the tenth day of the month, you will pay a late charge of $__________ (the charge for a late payment shall be limited to a maximum [illegible] of the amount of the rent due for the rental period for which payment is delinquent.)

3. Paragraph 14 of the Apartment Lease Contract is replaced by the following paragraph:

FAILING TO PAY FIRST MONTH'S RENT. If you don't pay the first month's rent when the Lease Contract begins, we may seek to end your right of occupancy and recover damages, future rent, reletting charges, attorney's fees, court costs, and other lawful charges.

4. Paragraph [illegible] of the Apartment Lease Contract is deleted and is replaced by the following paragraph:

RELEASE OF TENANT. In addition to being entitled to terminate this Lease Contract under paragraphs 10, 16, 23, 31, or 37, the term of this Apartment Lease Contract may be terminated by 30 days written notice to us upon your involuntary change of employment from the Washington metropolitan area, death of major wage earner in your family's household, unemployment or for other reasonable cause beyond your control. You shall provide us with written proof of such involuntary change of employment more than twenty-five (25) miles from the Washington area (for example, signed military orders or transfer papers signed by your employer). In the event of termination under this Covenant, you shall pay a termination charge equivalent to one (1) month's rent (at the rate in effect as of termination) or actual damages sustained by us, whichever is the lesser amount.

5. The following paragraph shall be added to paragraph 25 of the Apartment Lease Contract:

We shall deliver the leased premises and all common areas in a clean, safe, habitable and sanitary condition, free of rodents and vermin, and in complete compliance with all applicable laws. You acknowledge that you have been given an opportunity to examine the premises, that you have examined the premises and found the dwelling unit in satisfactory condition. We acknowledge our responsibility for maintaining the premises in accordance with all applicable laws. The parties hereto do incorporate by reference the Gaithersburg City ordinances regarding buildings, fire prevention, housing standards and zoning, as amended, as an express warranty of habitability and covenant to repair. All smoke detectors required by Code, are installed and are in proper working condition.

6. Paragraph 28 of the Apartment Lease Contract is deleted and is replaced by the following paragraph:

RIGHT OF ENTRY. We shall have the right to enter upon the premises: (1) in any emergency; (2) after due notice when we have good cause to believe you may have damaged premises, or violated the Gaithersburg City Code or law; (3) after due notice at all reasonable times for the purpose of making such repairs, alterations or taking such action as necessary to effect compliance with the provision of the Gaithersburg City Code, or any lawful order issued pursuant to the provisions of the Gaithersburg City Code; (4) upon request from you for the purpose of making repairs or supplying services. Your request for service shall be interpreted as permission to enter during normal business hours unless we are notified otherwise by you; and (5) during normal business hours, including weekends after due notice from us and without objection from you except as otherwise may be agreed upon by the parties for the purpose of exhibiting the premises to prospective purchasers, mortgagees, or Tenants. Nothing in this paragraph shall prevent us from entering the leased premises in an emergency situation. You shall be held responsible for any damage caused by our inability to gain access to the premises to effect repairs or in an emergency where such inability is caused by you being in violation of this Lease Contract.

7. Paragraph 30 of the Apartment Lease Contract is modified to provide that we shall not unreasonably withhold our consent to a subletting of the premises which you occupy or to your assignment of the Apartment Lease Contract.

8. The following paragraphs are added to the Apartment Lease Contract:

45. Before giving a notice of past-due rent, issuing a written quit and vacate notice, or beginning any judicial proceeding to regain the leased premises, we will notify you that general information regarding evictions is available from the director of the Gaithersburg City Department of Code Enforcement.

46. The Landlord shall include the following statement on all lease agreements insuring that it is properly initialed by the prospective Tenant and, if an addendum to an oral or written lease or an initial oral lease, that it is signed and dated by the parties.

"Gaithersburg city law requires landlords, unless there is reasonable cause otherwise, to offer all prospective tenants lease agreements for initial terms of two (2) years. Such an offer may be accepted at the option of the prospective tenant. Prior to entering this lease, the tenant hereby acknowledges that (initial and date on one option below):

05062013SAMPLE32 Page 1 of 2 Copyright 2011, National Apartment Association, Inc. - 6/2011

______________ I was offered and accepted a two-year lease term by the landlord and understand I may receive a rent increase after twelve (12) months from commencement of the lease term not to exceed ten (10) percent subject to section 13-20(e) of the Gaithersburg City Code.

______________ I was offered but rejected a two-year lease term by the landlord.

______________ I received a copy of a written statement in which the landlord asserts and explains a reasonable cause for failing to offer me a two-year initial lease term and was advised of my rights to challenge such statement by filing a complaint with the Office of Landlord-Tenant Affairs.*

Nothing in the subsection precludes you and us from negotiating a lease for a term longer or shorter than 2 years after you have been offered and rejected a 2-year lease term.

47. The name, address and telephone number of the Landlord is

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The name, address and telephone number of the person authorized to accept service of process on behalf of the Landlord is

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____.

You may inspect a copy of our rental housing license at

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____.

48. Attorney's fees are not part of your rent and cannot be paid to redeem the premises in a nonpayment of rent action. This paragraph is not an agreement by you to pay court costs, legal costs or attorney's fees other than those awarded by a court after the court finds that the fees and costs are reasonable. We shall be obligated to pay your attorney's fees if you are the prevailing party in the legal action and fees are awarded by the court.

49. Landlord hereby guarantees to Tenant and enters into a covenant of quiet enjoyment in favor of the Tenant including, but not limited to, conduct or conditions attributable to the Landlord, his employees or agents, as well as conduct or conditions attributable to third persons, including other tenants, that is performed on the property in which the Landlord has an interest, which conduct or conditions can be legally controlled by the Landlord.

50. Landlord shall provide to Tenant a written receipt for all money orders paid by the Tenant to the Landlord for rent, security or otherwise.

51. Landlord agrees that all security deposits shall be deposited in accordance with the provisions of the Real Property Article of the Annotated Code of Maryland, or as hereafter amended.

52. Landlord shall be required to provide to the Tenant an itemization of all charges for repair of damages to the premises, whether claimed by the Landlord or Tenant, and such charges will be substantiated upon written request.

9. Special Provisions. The following special provisions control over conflicting provisions of this printed form:

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SAMPLE
NOT A VALID FORM

Tenant or Tenants
[All tenants must sign]

____

____

____

____

Landlord or Landlord's Representative
[signs below]

____

Date of Lease Contract

____

05062013SAMPLE33 Page 2 of 2
Copyright 2011, National Apartment Association, Inc. - 6/2011

ROCKVILLE CITY, MARYLAND-ADDENDUM

This Addendum is made this ______ day of ________________ , ________, by and between the Resident and Owner for the purpose of deleting, modifying and adding to the Apartment Lease Contract executed by and between the Resident and Owner on ____________________________. The Resident and Owner hereby agree to the following deletions, modifications and additions to the Apartment Lease Contract.

1. Paragraph 3 of the Apartment Lease Contract is deleted and replaced by the following paragraphs:

A. LEASE TERM. The initial term of the Lease Contract begins on the _______ day of ________________, ________, and ends at midnight the ______ day of ________________, ________.

Your initials (Resident) ____________________
(Resident must initial this paragraph)

B. You agree to give us two (2) months written notice of your intention to vacate at the expiration of the term of this Apartment Lease Contract or upon the expiration of the term of the Lease. If you do not give us notice, you shall, by virtue of this agreement, become a bi-month to bi-month Resident, and you shall have all of the obligations under the Apartment Lease Contract as though the same had originally been bi-monthly instead of a term tenancy. We can raise the amount of the rent upon two (2) months notice.

The bi-monthly to bi-monthly tenancy shall be automatically renewed for each succeeding and consecutive bi-monthly period unless you give us two (2) months written notice of your intent to vacate the premises and terminate the bi-month to bi-month tenancy. You shall give us in writing the notice no later than the first day of the bi-month to expire on the last day of the bi-month. We agree to give you two (2) months written notice of our intent to terminate the tenancy and vacate the premises. We shall provide the notice to you in writing no later than the first day of the bi-month to expire on the last day of the bi-month. You acknowledge that any oral representation or oral agreement made by us or our employees or agents to or with you about the date of termination of the Lease or any bi-month to bi-month terms shall be of no effect and shall not be a basis for the termination of the Apartment Lease Contract.

2. Paragraph 6 of the Apartment Lease Contract is modified to provide that if you do not pay all rent on or before the tenth day of the month, you will pay a late charge of $____________ (the charge for a late payment shall be limited to a maximum [illegible] of the amount of the rent due for the rental period for which payment is delinquent.)

3. Paragraph 14 of the Apartment Lease Contract is replaced by the following paragraph:

FAILING TO PAY FIRST MONTH'S RENT. If you don't pay the first month's rent when the Lease Contract begins, we may seek to end your right of occupancy and recover damages, future rent, reletting charges, attorney's fees, court costs, and other lawful charges.

4. Paragraph [illegible] of the Apartment Lease Contract is deleted and is replaced by the following paragraph:

RELEASE OF RESIDENT. In addition to being entitled to terminate this Lease Contract under paragraphs 10, 16, 23, 31, or 37, the term of this Apartment Lease Contract may be terminated by 30 days written notice to us upon your involuntary change of employment from the Washington metropolitan area, or for other reasonable cause beyond your control. In the event of termination for such cause, you shall pay a termination charge equivalent to one (1) month's rent.

5. The following paragraph shall be added to paragraph 25 of the Apartment Lease Contract:

We shall deliver the leased premises and all common areas in a clean, safe, habitable and sanitary condition, free of rodents and vermin, and in complete compliance with all applicable laws. In the case of a condominium or cooperative housing structure, the Owner shall be responsible for delivery of only the dwelling unit in a clean, safe and sanitary condition, free of rodents and vermin and in complete compliance with all applicable laws. You acknowledge that you have been given an opportunity to examine the premises, that you have examined the premises and found the dwelling unit in satisfactory condition. We acknowledge our responsibility for maintaining the premises in accordance with all applicable laws. The parties hereto do incorporate by reference the Rockville City Code regarding chapters 9 (fire safety code), 25 (zoning and planning) and chapter 5 (buildings and building regulations), articles V, X and XII of the code, as amended, as an express warranty of habitability and covenant to repair.

6. Paragraph 28 of the Apartment Lease Contract is deleted and is replaced by the following paragraph:

RIGHT OF ENTRY. We shall have the right to enter upon the premises: (1) in any emergency; (2) after due notice when we have good cause to believe you may have damaged the premises, or violated the Rockville City Code or law; (3) after due and reasonable notice to you in order to make necessary repairs, alterations or improvements or to supply services; (4) upon request from you for the purpose of making repairs or supplying services; your request for service shall be interpreted as permission to enter during normal business hours unless we are notified otherwise by you; and (5) during normal business hours, including weekends after due notice from us and without objection from you except as otherwise may be agreed upon by the parties for the purpose of exhibiting the premises to prospective purchasers, mortgagees, or residents. Nothing in this paragraph shall prevent us from entering the leased premises in an emergency situation. You shall be held responsible for any damage caused by our inability to gain access to the premises to effect repairs or in an emergency where such inability is caused by you being in violation of this Apartment Lease Contract.

7. Paragraph 30 of the Apartment Lease Contract is modified to provide that we shall not unreasonably withhold our consent to a subletting of the premises which you occupy or except in condominium and cooperative housing structures where applicable legal documents and rules and regulations prohibit subleasing. Resident must obtain Owner's written permission before Resident sublets the premises.

8. The following paragraphs are added to the Apartment Lease Contract:

45. Before giving a notice of past-due rent, issuing a written quit and vacate notice, or beginning any judicial proceeding to regain the leased premises, we will notify you that general information regarding evictions is available from the Rockville City Manager.

The Landlord shall include the following statement on all lease agreements insuring that it is properly initialed by the prospective Tenant and, if an addendum to an oral or written lease or an initial oral lease, that it is signed and dated by the parties.

"Rockville city law requires landlords, unless there is reasonable cause otherwise, to offer all prospective tenants lease agreements for initial terms of one (1) year. Such an offer may be accepted at the option of the prospective tenant. Prior to entering this lease, the tenant hereby acknowledges that (initial and date on one option below):

______________ I was offered and accepted a one-year lease term by the landlord and understand I may receive a rent increase after twelve (12) months from commencement of the lease term if I continuously rent the same unit.

NOT A VALID SAMPLE FORM

05062013SAMPLE34 Page 1 of 2 Copyright 2011, National Apartment Association, Inc. - 6/2011

______________ I was offered but rejected a one-year lease term by the landlord.

______________ I received a copy of a written statement in which the landlord asserts and explains a reasonable cause for failing to offer me a one-year initial lease term and was advised of my rights to challenge such statement by filing a complaint with the Office of Landlord-Tenant Affairs."

Nothing in the subsection precludes you and us from negotiating a lease for a term longer or shorter than one year after you have been offered and rejected a one-year lease term.

46. The name, address and telephone number of the Owner is ____.

The name, address and telephone number of the person authorized to accept service of process on behalf of the Owner is ____.

You may inspect a copy of our rental housing license at ____

47. You shall be liable for all court costs and attorney's fees incurred by us as additional rent. Attorney's fees are not part of your rent and need not be paid to redeem the premises in a nonpayment of rent action. This paragraph is not an agreement by you to pay court costs, legal costs or attorney's fees other than those awarded by a court after the court finds that the fees and costs are reasonable. We shall be obligated to pay your attorney's fees if you are the prevailing party in the legal action and fees are awarded by the court.

48. Owner hereby guarantees to Resident and enters into a covenant of quiet enjoyment in favor of the Resident including, but not limited to, conduct or conditions attributable to the Owner, its employees or agents, as well as conduct or conditions attributable to third persons, including other tenants, that is performed on the property in which the Owner has an interest, which conduct or conditions can be legally controlled by the Owner.

49. Owner shall provide to Resident a written receipt for all cash or money orders paid by the Resident to the Owner for rent, security or otherwise.

50. Owner agrees that all security deposits shall be deposited in accordance with the provisions of the Real Property Article of the Annotated Code of Maryland, or as hereafter amended.

51. Owner shall be required to provide to the Resident an itemization of all charges for repair of damages to the premises, whether claimed by the Owner or Resident, and such charges will be substantiated upon written request.

52. Owner shall give the Resident ninety days written notice of any rent increase.

9. Special Provisions. The following special provisions control over conflicting provisions of this printed form:

____

NOT A VALID SAMPLE FORM

Resident or Residents
[All tenants must sign]

____

____

____

____

Owner or Owner's Representative
[signs below]

____

Date of Lease Contract

____

05062013SAMPLE35 Page 2 of 2 Copyright 2011, National Apartment Association, Inc. - 6/2011

CITY OF SALISBURY
TENANTS' RIGHTS LEASE ADDENDUM

In Maryland, the Landlord/Tenant relationship is governed by Title 8 of the Real Property Article. Title 8 may be accessed online by using the following link:
http://www.michie.com/maryland/lpext.dll?f=templates&fn=main-h.htm&cp=mdcode

Landlord Retaliation Prohibited

In Maryland, a landlord may not retaliate against a renter because the renter exercised his or her rights under the law or a lease. In other words, a landlord may not evict or threaten to evict a renter, increase the rent, decrease services, or terminate a month-to-month lease, because the renter did one of the following: 1) complained about unsafe housing conditions; 2) participated in a tenants' association; or 3) participated in a lawsuit against the landlord.

If tenants believe that the landlord is retaliating against them or threatening to retaliate against them, they should seek legal advice. The agencies listed below offer legal advice and information.

Consumer Protection Division of the Maryland Attorney General's Office:
http://www.oag.state.md.us/Consumer/landlords.htm

Or, you may contact the Consumer Protection Division's Lower Eastern Shore Office at 201 Baptist Street, Salisbury, MD 21801; (410) 713-3620.

A joint project sponsored by Baltimore Neighborhoods Inc., and the Legal Aid Bureau that describes tenants' rights in language non-attorneys may understand: http://www.peoples-law.org/housing/ltenant/llt.html

Or, you may contact the Legal Aid Bureau's Lower Eastern Shore offices (Wicomico, Dorchester, Worcester, Somerset) 111 High Street, Salisbury, MD 21801; (410) 546-5511, (800) 444-4099.

My signature below indicates that I received a copy of the Tenants' Rights Lease Addendum upon signing the lease for the property located at ____ and that I have been informed that the maximum number of unrelated individuals who may occupy the premises is _____, which can be verified through the City of Salisbury's Department of Neighborhood Services and Code Compliance, (410) 341-9550.

______________________________ Tenant's Signature/Date

______________________________ Tenant's Signature/Date (if applicable)

______________________________ Tenant's Signature/Date (if applicable)

______________________________ Tenant's Signature/Date (if applicable)

______________________________ Property Owner or Designated Leasing Agent's Signature/Date

The City of Salisbury is not giving legal advice by requiring your landlord to include this document in your lease and your landlord is not giving you legal advice by including this document in your lease.

Tenant's Initials	Tenant's Initials (if applicable)	Tenant's Initials (if applicable)	Tenant's Initials (if applicable)

NOT A VALID FORM
SAMPLE

Lease Contract Amendment
to Add or Change a Roommate
During Lease Term

NATIONAL APARTMENT ASSOCIATION.

(This amendment is not intended for use after the original lease term has expired.)

Date: ____________________
(when this Amendment is filled out)

1. **PURPOSE OF AMENDMENT.** This is an Amendment to the Lease Contract dated the ________ day of ____________, ________ *(year)* between (owner) ____ and ("residents") *(list all original residents in paragraph 1 of Lease Contract)* ____ on the dwelling located at ________________________________, in ________________________, Maryland. The purpose of this Amendment is to *(check one or both):* ❑ add a new resident, or ❑ delete an existing resident who is moving or has already moved out.

2. **NEW RESIDENT.** ________________________ ("new resident") may move into the dwelling as a resident under the Lease Contract.

3. **OLD RESIDENT.** ________________________ ("old resident") *(check one)* ❑ has moved out or ❑ will move out. Upon move-out, old resident may no longer live in the dwelling. The old resident ❑ is or ❑ is not released from the obligation to perform under the Lease Contract. If the old resident is not released, he or she will continue to be obligated to perform under the Lease Contract if the new or remaining residents fail to perform their obligations under the Lease Contract.

4. **REMAINING RESIDENTS.** The residents who earlier signed the Lease Contract and are not moving out ("remaining residents") will continue to be obligated to perform under the Lease Contract.

5. **CHANGEOVER DATE.** New resident may move in on ________________________ *(year)* ("change-over date"). Old resident will move out before that date.

6. **SECURITY DEPOSIT.** The security deposit will be handled as follows *(check one or more as appropriate):*

   ❑ Old resident will transfer his or her share of the existing security deposit to new resident, and new resident will be entitled to old resident's undivided share of any security deposit refund at the end of the Lease Contract term or renewal period, less lawful deductions.

   ❑ Old resident will *not* transfer his or her share of the existing security deposit to new resident.

   ❑ Old resident will be entitled to a refund of $__________ of the existing security deposit within 30 days after old resident moves out (less lawful deductions), and such amount will be mailed to old resident at the forwarding address below.

   ❑ Old resident will be entitled to be a co-payee of any security deposit refund, less lawful deductions, within 30 days after all residents move out at the end of the Lease Contract term.

   ❑ New resident will pay $__________ to owner as an extra general security deposit, in addition to existing security deposits being held by owner.

7. **GUARANTORS.** New resident will *(check one):*

   ❑ have the following guarantor(s) guarantee the Lease Contract: ________________________________; or

   ❑ *not* have any guarantor guarantee the Lease Contract.

   Any guarantor for old resident will *(check one of the following if old resident has a guarantor):*

   ❑ continue to be liable under the Lease Contract until the end of the original Lease Contract term; or

   ❑ be released from liability under the guaranty when this Amendment becomes effective.

8. **DAMAGES AND CHARGES.** New resident accepts the dwelling in the condition existing at the beginning of the Lease Contract term according to the move-in inventory signed by the original residents. Security deposit deductions, if any, will be made regardless of whether damages or charges occurred before or after the changeover date and regardless of which resident, occupant, or guest may have been at fault.

9. **EXISTING KEYS.** Old resident *(check one)* ❑ has turned over or ❑ will turn over his or her key(s) and access devices(s) to *(check one):* ❑ new resident, ❑ remaining residents, ❑ owner, or ❑ not applicable.

10. **REKEYING.** The dwelling has a *keyless* deadbolt (keyless bolting device) on each exterior entry door. Owner is not required to rekey *keyed* locks when roommates are added or changed; but new resident and remaining residents can request rekeying at their expense. New resident and remaining residents *(check one)* ❑ do or ❑ do not request that exterior door(s) be rekeyed when old resident moves out. If neither is checked, no rekeying is requested. If requested, the rekeying charge will be $____________.

11. **EFFECTIVE DATE.** This Amendment becomes effective when all of the following occur (except to the extent that owner has waived any requirement in writing):

   - new resident has completed and signed a Rental Application;
   - any guarantors required under paragraph 7 have completed, signed, and returned a Lease Contract Guaranty to owner;
   - owner has approved the Rental Application of new resident and the Guaranty by any guarantor;
   - new resident complies with paragraph 6 regarding security deposits; and
   - this Amendment is signed by all parties.

12. **SIGNATURES ON LEASE CONTRACT UNNECESSARY.** When this Amendment becomes effective, new resident's name and signature will be deemed as inserted in paragraph 1 and on the last page

NOT A VALID FORM
SAMPLE

Page 1 of 2

05062013SAMPLE36

© 2008, National Apartment Association, Inc. - 11/2008

of the Lease Contract. Therefore, it will not be necessary for anyone to sign or initial the Lease Contract itself. Signature of a resident who has already moved out in violation of the Lease Contract is not necessary.

13. **BINDING AGREEMENT.** New resident and any guarantor acknowledge(s) that he or she has received a copy of the Lease Contract or has read it. New resident agrees to be bound by the Lease Contract just as if he or she signed the Lease Contract at the beginning of the Lease Contract term.

14. **OTHER PROVISIONS.** ______________________

SAMPLE NOT A VALID FORM

Signatures	Printed name of person signing
Owner or owner's representative	
Remaining resident (not moving out)	
Remaining resident (not moving out)	
Remaining resident (not moving out)	
New resident (who is moving in)	
Old resident (who is moving out)	

Old resident's forwarding address (street, city, state, zip)

Page 2 of 2

Copyright 2008, National Apartment Association, Inc.

05062013SAMPLE37 Maryland/National Apartment Association Official Form 08-C, November 2008.

Lease Contract Guaranty

NATIONAL APARTMENT ASSOCIATION

Do not sign this form unless you understand that you have the same liability as all residents for rent and other monies owed.

Lease Contract Information

ABOUT LEASE: Date of Lease Contract *(top left hand corner of Lease Contract)*: ____________

Owner's name: ____________

Resident names *(list all residents on Lease Contract)*: ____________

Unit No. ________ and street address of dwelling being leased: ____________

City/State/Zip of above dwelling: ____________

Monthly rent for dwelling unit: $ ____________

Beginning date of Lease Contract: ____________

Ending date of Lease Contract: ____________

Guarantor Information

Use for one guarantor only (can include spouse of guarantor)

ABOUT GUARANTOR: Full name *(exactly as on driver's license or govt. ID card)*: ____________

Current address where you live: ____________

Phone: ____________

Alternate or cell phone: ____________

Email address: ____________

(Please check one) Do you ❑ own or ❑ rent your home?

If renting, name of apartments: ____________

Manager's name: ____________ Phone: ____________

Your Social Security #: ____________

Driver's license # and state: ____________

OR govt. photo ID card #: ____________

Birthdate: ____________ Sex: ____________

Marital Status: ❑ single ❑ married ❑ divorced ❑ widowed ❑ separated

Total number of dependents under the age of 18 or in college: ____________

What relationship are you to the resident(s)? ❑ parent ❑ sibling ❑ employer ❑ other ____________

Are you or your spouse a guarantor for any other lease? ❑ Yes ❑ No

If so, how many? ____________

YOUR WORK: Present employer: ____________

Employer's address: ____________

Work phone: ____________

Alternate phone: ____________

Email address: ____________

How long? ____________

Position: ____________

Your gross monthly income is over: $ ____________

Supervisor's name: ____________ Phone: ____________

YOUR SPOUSE: Full name *(exactly as on driver's license or govt. ID card)*: ____________

Driver's license # and state: ____________

OR govt. photo ID card #: ____________

Social Security #: ____________

Birthdate: ____________

Alternate or cell phone: ____________

Email address: ____________

Present employer: ____________

How long? ________ Position: ____________

Work phone: ____________

Monthly gross income is over: $ ____________

YOUR CREDIT/RENTAL HISTORY:

Your bank's name: ____________

City/State: ____________

List major credit cards: ____________

To your knowledge, have you, your spouse, or any resident listed in this Guaranty ever: ❑ been asked to move out? ❑ broken a rental agreement? ❑ declared bankruptcy? or ❑ been sued for rent? To your knowledge, has any resident listed in this Guaranty ever: ❑ been sued for property damage? ❑ been charged, detained, or arrested for a felony or sex-related crime that was resolved by conviction, probation, deferred adjudication, court-ordered community supervision, or pretrial diversion? or ❑ been charged, detained, or arrested for a felony or sex-related crime that has not been resolved by any method? Please explain: ____________

In consideration for us to enter into the above Lease Contract with the Resident(s), as an inducement to us for making the lease, and other good and valuable consideration, the receipt of which is acknowledged, you guarantee all obligations of resident(s) under the Lease Contract, including but not limited to rent, late fees, property damage, repair costs, animal violation charges, reletting charges, utility payments and all other sums which may become due under the Lease Contract.

You agree that your obligations as guarantor will continue and will not be affected by amendments, modifications, roommate changes or deletions, unit changes, or renewals in the Lease Contract which may be agreed to from time to time between resident(s) and us. If we, as owner of the dwelling, delay or fail to exercise lease rights, pursue remedies, give notices to you, or make demands to you, as guarantor, you will not consider it as a waiver of our rights as owner, against you as guarantor. All of our remedies against the resident(s) apply to guarantor as well. All residents, guarantors and guarantor's spouse are jointly and severally liable. It is unnecessary for us to sue or exhaust remedies against residents in order for you to be liable. This Guaranty is part of the Lease Contract and shall be performed in the county where the dwelling unit is located.

You represent that all information submitted by you on this Guaranty is true and complete. You authorize verification of such information via consumer reports, rental history reports, and other means. A facsimile signature by you on this Guaranty will be just as binding as an original signature. It is not necessary for you, as guarantor, to sign the Lease Contract itself or to be named in the Lease Contract. This Guaranty does not have to be referred to in the Lease Contract. You are ❑ required ❑ not required to have this Guaranty agreement notarized. If no box is checked, it is not required to be notarized. Payments under this Guaranty must be mailed to or made in the county where the dwelling unit is located. We recommend that you obtain a copy of the Lease Contract and read it. This Guaranty applies even if you don't do so. We will furnish you a copy of the Lease upon written request.

NOT A SAMPLE VALID FORM

05062013SAMPLE38

Page 1 of 2

Copyright 2013, National Apartment Association, Inc. - 3/2013, Maryland

SPECIAL PROVISIONS. The following special provisions control over conflicting provisions of this printed form:

____

____

____

____

____

____

____

____

____

After signing, please return the signed original of this Guaranty to ______________________________

at *(street address or P.O. Box)* ______________________________

or *(optional)* fax it to us at ______________________ Our telephone number ______________________

______________________	______________________
Date of signing Guaranty	**Date of signing Guaranty**
______________________	______________________
Signature of Guarantor	Signature of Guarantor's Spouse

State of Maryland
County of ______________________

I certify that I know or have satisfactory evidence that ______________________ is/are the person(s) who appeared before me and acknowledged that he/she/they signed this instrument, and acknowledged it to be his/her/their free and voluntary act for the uses and purposes mentioned in the instrument.

______________________	______________________
Dated	Printed Name of Notary Public
______________________	______________________
My Commission Expires	Signature of Notary Public

Note: Signature of Guarantor and Guarantor's Spouse must be notarized if lease is for more than one year.

(Use above space for notary stamp/seal)

SAMPLE
NOT A VALID FORM

FOR OFFICE USE ONLY

Guarantor(s) signature(s) was (were) verified by owner's representative.

Verification was by ☐ phone or ☐ face-to-face meeting. Date(s) of verification ______________________

Telephone numbers called (if applicable) ______________________

Name(s) of Guarantor(s) who was (were) contacted ______________________

Name of Owner's Representative who talked to Guarantor(s) ______________________

05062013SAMPLE39

Page 2 of 2

Maryland/National Apartment Association Official Form 13-U, March 2013
Copyright 2013, National Apartment Association, Inc.

FEDERALLY REQUIRED RENOVATION NOTICE OF LEAD HAZARD INFORMATION

NATIONAL APARTMENT ASSOCIATION

Regarding Renovation, Maintenance or Repair That May Create Paint Dust in a Dwelling Unit or Common Area

Federal law requires that prior to conducting renovations or repairs a lead hazard notice must be given to residents of a pre-1978 dwelling if more than 6 square feet of surface of the interior dwelling or 20 square feet of the exterior of the dwelling or common area will be disturbed by sanding, scraping or other activity that may create paint dust (except in emergency situations). The notice must be given by the "renovator" (i.e., whoever does the work). We (as the renovator) are planning to perform such work and are notifying you (as resident) that:

1. The work will begin no later than 60 days from the date our representative delivered or mailed this notice.
2. The lead hazard information which we are required to furnish to you is contained in an Environmental Protection Agency (EPA) pamphlet entitled "Renovate Right: Important Lead Hazard Information for Families, Child Care Providers and Schools."
3. The general description of the work is: ______________________
4. The location of the work on or in your dwelling is: ______________________
5. The location of the work in common areas is: ______________________
6. The date the work is expected to start is: ______________________
   Expected ending date: ______________________
7. We will timely notify you if the work needs to continue beyond the expected ending date.
8. If the work is in a dwelling unit, we must provide you with a copy of either the EPA or NAA lead hazard information with this notice.
9. If the work is in common areas only, you can obtain a free copy of the EPA pamphlet (check if applicable): ☐ from the onsite management office, ☐ wherever you pay the rent or ☐ other ______________________
10. Address of dwelling unit: ______________________
11. Address of common area (if applicable): ______________________
12. Name of renovator who will actually be doing the work (i.e., name of either owner, management company or contractor): ______________________

ACKNOWLEDGMENT BY RESIDENT OR ADULT OCCUPANT

(This acknowledgment is to be used when renovation is inside a dwelling and the resident or adult occupant is willing to acknowledge personal delivery of the notice and lead hazard information.)

Names of all residents in the dwelling unit described above: ______________________

On behalf of residents listed above, I have received on this date a copy of this notice and any lead hazard information required about the potential risk of disturbing lead-based paint during renovation, maintenance or repair work.

______________________ Printed name of resident or adult occupant

______________________ Signature of resident or adult occupant

______________________ Date signed

CERTIFICATION BY RENOVATOR'S REPRESENTATIVE *(Check applicable box below)*

☐ Personal delivery. I certify that no earlier than 60 days before the work is expected to start, I delivered a copy of this notice and the EPA pamphlet titled "Renovate Right" to the resident or adult occupant of the dwelling unit who signed above.

☐ Resident or adult occupant unavailable. I certify that no earlier than 60 days before the work is expected to start, I made a good faith effort to deliver a copy of this notice and the EPA pamphlet titled "Renovate Right" to the resident's unit, and no resident or adult occupant was available to sign the acknowledgment. I left a copy of this notice and the pamphlet inside the unit or slipped them under the door.

☐ Resident or adult occupant refused. I certify that no earlier than 60 days before the work is expected to start, I made a good faith effort to personally deliver a copy of this notice and the EPA pamphlet "Renovate Right," and a resident or adult occupant in the dwelling refused to sign the acknowledgment. I left a copy of this notice and the pamphlet with a resident or adult occupant of the dwelling or slipped them under the door.

☐ Delivery by mail if work is inside dwelling. I certify that no earlier than 60 days and at least 7 days before the work is expected to start, I mailed a copy of this notice and the EPA pamphlet "Renovate Right" to the resident at the address of the dwelling unit noted above by regular U.S. mail. I obtained a certificate of mailing from the U.S. Postal Service.

☐ Delivery by mail if work is in common area only. I certify that no earlier than 60 days and at least 7 days before the work is expected to start, I mailed a copy of this notice to each affected unit in the multifamily housing property (5 or more units) named above, by regular U.S. mail. I obtained a certificate of mailing from the U.S. Postal Service. The EPA pamphlet "Renovate Right:" ☐ will be available at no cost as per item 9 above, or ☐ was included in the mailing to all affected units.

______________________ Printed name of renovator's representative

______________________ Signature of renovator's representative

______________________ Date representative signed

______________________ Date representative delivered or mailed notice

Optional: ☐ telephone or ☐ fax numbers for more information

SAMPLE
NOT A VALID FORM

NATIONAL APARTMENT ASSOCIATION

EMPLOYEE AGREEMENT
REGARDING LOCATOR COMPANY KICKBACK SCHEMES

Name of employer: ____ ("employer")

Name of employee: ____ ("employee")

This agreement addresses our company policy regarding fraudulent kickback schemes of locator service companies ("locator") who are in the business of referring prospective residents to rental housing owners.

Our policy regarding locator fraud

- Our company strictly forbids employees from participating in any kind of locator fraud or kickback scheme.
- No employee may accept any compensation or gifts of any kind from a locator or its employees or agents.
- No employee may alter a rental application by making additions, corrections, deletions, erasures or any other method.
- All employees must immediately report to their immediate superior any attempt by a locator or its representatives to entice any employee to participate in a scheme in which the employee receives, directly or indirectly, anything of value from a locator.
- Our company utilizes a number of different techniques that can detect locator fraud or kickback schemes.

Future employment prospects for employees fired for violation

- If any of our employees are fired because of a violation of this policy, we will disclose that information to any prospective or future employers who inquire about the employee's employment history.

Agreement by Employee

- I agree to immediately report to my employer any attempt by a locator or its representatives to entice me or any other employee to participate in a scheme in which I or other employees receive, directly or indirectly, anything of value from a locator.
- I understand that it is company policy to immediately terminate any employee participating in a locator kickback scheme.
- I understand that being fired because of illegal conduct makes me ineligible for unemployment compensation benefits from the state and will be a serious obstacle in getting a real estate license of any kind.
- I understand that participation in an illegal locator kickback scheme is the type of offense that can keep me from finding other employment where trust and integrity are required.

NOT A VALID FORM
SAMPLE

____________________________ ____________________________
Date Signature of employee

© 2009, National Apartment Association, Inc. - 8/2009

Contemplated Lease Contract Information

To be filled in only if the Lease Contract is not signed by resident(s) at time of application for rental.

The Maryland Multi-Housing Association, Inc. Lease Contract to be used must be the latest version published by the association unless an earlier version is initialed by resident(s) and attached to this Application. The blanks in the Lease Contract will contain the following information:

- Names of all residents who will sign Lease Contract ______________________________ ;
- Name of Owner/Lessor ______________________________ ;
- Property name and type of dwelling *(bedrooms and baths)* ______________________________ ;
- Complete street address ______________________________ City/State/Zip ______________________________ ;
- Names of all other occupants not signing Lease Contract *(persons under age 18, relatives, friends, etc.)* ______________________________ ;
- Total number of residents and occupants ______________ ;
- Beginning date and ending date of Lease Contract ______________________________ ;
- Total security deposit $ __________ ; Animal deposit $ __________ ;
- Other fees $ __________ ;
- Total monthly rent for dwelling unit $ ______________ ;
- Rent to be paid at *(check one)* ☐ on-site manager's office or ☐ at ______________________________ ;
- Prorated rent for: ☐ first month or ☐ second month $ ______________ ;
- Monthly rental due date ______________________________ ;
- Late charges due if rent is not paid on or before the __________ ;
- Initial late charge $ __________ ; Daily late charge $ __________ ;
- Returned-check charge $ __________ ;
- *(Check one)* ☐ furnished or ☐ unfurnished;
- Utilities paid by owner *(check all that apply)*: ☐ electricity, ☐ gas, ☐ water, ☐ wastewater, ☐ trash, ☐ cable TV, ☐ master TV antenna;
- You are *(check one)*: ☐ required to purchase personal liability insurance or ☐ not required to purchase personal liability insurance;
- Special provisions regarding parking, storage, etc.: (see attached page if necessary): ______________________________

Application Agreement

1. **Lease Contract Information.** The Lease Contract contemplated by the parties is attached or, if no Lease Contract is attached, the Lease Contract will be the current Lease Contract noted above. Special information and conditions must be explicitly noted on an attached Lease Contract or in the Contemplated Lease Contract Information above.

2. **Application Fee (nonrefundable as to actual expenses).** You have delivered to our representative an application fee in the amount indicated below, and this payment partially defrays the cost of administrative paperwork. It's nonrefundable. Under Maryland law (Maryland Code 8-213), when any fees collected to process the rental application (other than a security deposit or rent) exceed $25, we will return any portion of the application fees which were not actually expended for a credit check or other expenses arising out the application process. We will return any unexpended application fees within fifteen (15) days following the date that you take occupancy of the apartment or within fifteen (15) days after receipt of a written communication by either us or you that no tenancy will occur. Maryland Code 8-213 does not apply to any landlord who offers five or fewer dwelling units for rent on one parcel of property or at one location, or to seasonal or condominium rent. We will be liable for twice the amount of such rental application fees in damages if we fail to comply with the above provision.

3. **Application Deposit.** In addition to any application fee(s), you have delivered to our representative an application deposit in the amount indicated below. *The application deposit is not a security deposit.* However, it will be credited toward the required security deposit when your application has been approved and the Lease Contract has been signed by all parties; OR it will be refunded under paragraph 10 if you are not approved; OR it will be refunded under paragraph 7 if you withdraw your application PRIOR to notification of approval of the application under paragraph 6 if you are deemed to have withdrawn your application by failing to sign a lease within the time required AFTER your application has been approved.

4. **Approval When Lease Contract Is Signed in Advance.** If you and all co-applicants have already signed the Lease Contract when we approve the Application, our representative will notify you (or one of you if there are co-applicants) of our approval, sign the Lease Contract, and then credit the application deposit of all applicants toward the required security deposit.

5. **Approval When Lease Contract Isn't Yet Signed.** If you and all co-applicants have not signed the Lease Contract when we approve the Application, our representative will notify you (or one of you if there are co-applicants) of the approval, sign the Lease Contract when you and all co-applicants have signed, and then credit the application deposit of all applicants toward the required security deposit.

6. **If You Fail to Sign Lease Contract After Approval.** Unless we authorize otherwise in writing, you and all co-applicants must sign the Lease Contract within 3 days after we give you our approval in person or by telephone or within 5 days after we mail you our approval. *If you or any co-applicant fails to sign a lease as required by this application, we will consider your application as withdrawn. We will return your application deposit within fifteen (15) days of the date you were to have signed the lease after receiving notice of approval. The failure to sign a lease after notification of approval will terminate all further obligations of either party under this Agreement.*

7. **If You Withdraw Before Approval.** You and any co-applicant may withdraw your application and the application deposit if you do so PRIOR to notification of approval of your application for occupancy. *If you or any co-applicant withdraws an Application or notifies us that you've changed your mind about renting the dwelling unit, PRIOR to notification of approval, you will be entitled to a refund of your application deposits within fifteen (15) days of the date we receive notice of your withdrawal of the application, and the parties will then have no further obligation to each other.*

8. **Completed Application.** An Application will not be considered "completed" and will not be processed until all of the following have been provided to us (unless checked): ☐ a separate Application has been fully filled out and signed by you and each co-applicant; ☐ an application fee has been paid to us; ☐ an application deposit has been paid to us. *If no item is checked, all are necessary for the Application to be considered completed.*

9. **Non-approval.** We will notify you whether you've been approved within 10 days after the date we receive a completed Application. Your Application will be considered "disapproved" if we fail to notify you of your approval within 10 days after we have received a completed Application. Notification may be in person or by mail or telephone unless you have requested that notification be by mail. You must not assume approval until you receive actual notice of approval. The 10-day time period may be changed only by separate written agreement.

10. **Refund after Non-approval.** If you or any co-applicant is disapproved or deemed disapproved under paragraph 9, we'll refund all application deposits within fifteen (15) days of such disapproval. Refund checks may be made payable to all co-applicants and mailed to one applicant.

11. **Extension of Deadlines.** If the deadline for signing, approving, or refunding under paragraphs 6, 9, or 10 falls on a Saturday, Sunday, or a state or federal holiday, the deadline will be extended to the end of the next day, unless provided otherwise under state or local law.

12. **Notice to or from Co-applicants.** Any notice we give you or your co-applicant is considered notice to all co-applicants; and any notice from you or your co-applicant is considered notice from all co-applicants.

13. **Keys or Access Devices.** We'll furnish keys and/or access devices only after: (1) all parties have signed the contemplated Lease Contract and other rental documents referred to in the Lease Contract; and (2) all applicable rents and security deposits have been paid in full.

14. **Receipt.** Application fee: $ ______________________________
    Application Deposit: $ ______________________________
    Other move-in fees (may or may not be refundable): $ ______________
    Total of above application fee and application deposit: $ ______________
    Total amount of money we've received to this date: $ ______________

15. **Signature.** Our representative's signature is consent only to this Application Agreement. It does not bind us to accept applicant or to sign the proposed Lease Contract.

16. **Local Laws and Ordinances.** The terms of this rental application may be modified by another addendum which conforms to the laws of the jurisdiction in which this apartment community is located. If there is any conflict in the terms of that other addendum and this rental application, the conflicting terms of that other addendum shall control. In the event no other addendum is attached to this rental application and the local laws or ordinances provide additional rights or remedies not included herein, this rental application is amended by reference to such local laws and ordinances to incorporate the terms thereof herein, and such provisions shall supersede and control over the language of this rental application to the extent they are in conflict. If any of the provisions of this rental application are found to be unenforceable or void, then you and we agree that such unenforceable provisions shall be disregarded by the court, and the remaining enforceable provisions of this rental application will remain enforceable and binding on both you and us and will be construed to reflect the intent of the parties.

Acknowledgment. You declare that all your statements on the first page of this Application are true and complete. You authorize us to verify same through any means. If you fail to answer any question or give false information, we may reject the application, retain all application fees and deposits as liquidated damages for our time and expense, and terminate your right of occupancy. Giving false information is a ground for denial of your rental application. In lawsuits relating to the application or Lease Contract, the prevailing party may recover all attorney's fees and litigation costs from the losing party. We may at any time furnish information to consumer reporting agencies and other rental housing owners regarding your performance of your legal obligations, including both favorable and unfavorable information about your compliance with the Lease Contract, the rules, and financial obligations.

If you're seriously ill or injured, what doctor may we notify? *(We're not responsible for providing medical information to or calling doctors or emergency personnel.)*

Doctor's name: ______________________________ Doctor's phone: (______) ______________

Important medical information about you in an emergency: ______________________________

Applicant's Signature: ______________________________ Date: ______________

Signature of Spouse: ______________________________ Date: ______________

Signature of Owner's Representative: ______________________________ Date: ______________

NOT A VALID SAMPLE FORM

05062013SAMPLE41

© 2013, National Apartment Association, Inc. - 3/2013, Maryland

Page 2 of 3

FOR OFFICE USE ONLY

1. Apt. name or dwelling address (street, city): ______________________ Unit # or type: __________
2. Person accepting application: ______________________ Phone: (______) __________
3. Person processing application: ______________________ Phone: (______) __________
4. Date that applicant or co-applicant was notified by ☐ telephone, ☐ letter, or ☐ in person of ☐ acceptance or ☐ nonacceptance: __________
   (Deadline for applicant and all co-applicants to sign lease is three days after notification of acceptance in person or by telephone, five days if by mail.)
5. Name of person(s) who were notified (at least one applicant must be notified if multiple applicants): ______________________
6. Name of owner's representative who notified above person(s): ______________________

SAMPLE
NOT A VALID FORM

05062013SAMPLE42

© 2013, National Apartment Association, Inc. Maryland/National Apartment Association Official Form B-13, January 2013 Page 3 of 3

Guarantor Pre-Leasing Application

This form is not a binding guarantor agreement, but rather is an application to provide pertinent guarantor information and to allow the rental property owner to proceed with credit/background screening. If you and the resident(s) are approved, you will be asked to execute a Lease Contract Guaranty.

NATIONAL APARTMENT ASSOCIATION

SAMPLE
NOT A VALID FORM

Lease Contract Information

ABOUT LEASE: Resident names *(list all residents responsible for the Lease Contract)*: ____________________

Street address of dwelling being leased: ____________________

City/State/Zip of above dwelling: ____________________

Guarantor Information *Use for one guarantor only (can include spouse of guarantor)*

ABOUT GUARANTOR: Full name *(exactly as on driver's license or govt. ID card)* ____________________

Current address where you live: ____________________

Phone: ____________________

Alternate or cell phone: ____________________

Email address: ____________________

(Please check one) Do you ❑ own or ❑ rent your home?

If renting, name of apartments: ____________________

Manager's name: ____________ Phone: ____________

Your Social Security #: ____________________

Driver's license # and state: ____________________

OR govt. photo ID card #: ____________________

Birthdate: ____________ Sex ____________

Marital Status: ❑ single ❑ married ❑ divorced ❑ widowed ❑ separated

Total number of dependents under the age of 18 or in college: ____________

What relationship are you to the resident(s)? ❑ parent ❑ sibling ❑ employer ❑ other ____________

Are you or your spouse a guarantor for any other lease? ❑ Yes ❑ No

If so, how many? ____________

YOUR WORK: Present employer: ____________________

Employer's address: ____________________

Work phone: ____________________

Alternate phone: ____________________

Email address: ____________________

How long? ____________________

Position: ____________________

Your gross monthly income is over: $ ____________

Supervisor's name: ____________ Phone: ____________

YOUR SPOUSE: Full name *(exactly as on driver's license or govt. ID card)* ____________________

Driver's license # and state: ____________________

OR govt. photo ID card #: ____________________

Social Security #: ____________________

Birthdate: ____________________

Alternate or cell phone: ____________________

Email address: ____________________

Present employer: ____________________

How long? ____________ Position: ____________

Work phone: ____________________

Monthly gross income is over: $ ____________

YOUR CREDIT/RENTAL HISTORY:

Your bank's name: ____________________

City/State: ____________________

List major credit cards: ____________________

To your knowledge, have you, your spouse, or any resident listed in this Guaranty ever: ❑ been asked to move out? ❑ broken a rental agreement? ❑ declared bankruptcy? or ❑ been sued for rent? To your knowledge, has any resident listed in this Guaranty ever: ❑ been sued for property damage? ❑ been charged, detained, or arrested for a felony or sex-related crime that was resolved by conviction, probation, deferred adjudication, court-ordered community supervision, or pretrial diversion? or ❑ been charged, detained, or arrested for a felony or sex-related crime that has not been resolved by any method? Please explain: ____________________

You represent that all information submitted by you is true and complete. You authorize verification of the above information via consumer reports, rental history reports, and other means. You acknowledge that our privacy policy is available to you. A fascimile or electronic signature on this Guaranty Application will be binding as an original signature.

We recommend that you obtain a copy of the Lease Contract and Lease Contract Guaranty, and read them. We will furnish you a copy of the Lease Contract and Lease Contract Guaranty upon written request.

____
Date of Signing Guarantor Application

____
Signature of Guarantor

____
Signature of Guarantor's Spouse (if applicable)

FOR OFFICE USE ONLY
Guarantor(s) information verified by: ❑ phone or ❑ face-to-face meeting.
Third-party verification: Requested on ____________ (date)
Approved: ❑ Yes ❑ No
If not, letter of disclosure sent on ____________ (date)
Processed by ____________

After signing, please return the signed original of this Guarantor Preleasing Application to: ____________________

at *(street address or P.O. Box)* ____________________

or *(optional)* fax it to us at ____________________
or *(optional)* email it to us at ____________________

Our telephone number ____________________

© 2010 National Apartment Association, Inc. - 4/2010, Maryland

Supplemental Rental Application for Non-U.S. Citizens

Each co-resident and each occupant 18 years old and over who is not a U.S. citizen must submit a separate application. Spouses may submit a joint application.

NATIONAL APARTMENT ASSOCIATION

We are requesting you to fill out this Supplemental Rental Application because you have indicated that you are not a U.S. citizen. We are asking all applicants who are not U.S. citizens to fill out this form. We are committed to compliance with fair housing laws and do not discriminate based on race, color, religion, sex, national origin, handicap or familial status. The purpose of this form is:

1. to give you the option to furnish information about an emergency contact person for you in your home country;
2. to verify that you are lawfully in the United States;
3. to determine whether your right to be in the U.S. expires during your Lease Contract term; and
4. to enable us to better cooperate with government officials in the performance of their duties, when requested.

We don't anticipate sharing this Supplemental Application with anyone except government officials who might inquire about you.

SAMPLE NOT A VALID FORM

ABOUT YOU Your full name *(exactly as on any card or document issued by U.S. Immigration and Naturalization Service)*: ____________

Your place of birth. *Please indicate the city, state (region, province, etc.) and country*: ____________

Country or countries of which you are a citizen *(list all)*: ____________

Approximately how long have you been in the United States?

Years: ________ Months: ________

Have you ever been asked or ordered by a representative of any government to leave the U.S. or any other country? ☐ Yes ☐ No If yes, please state when and what country or countries *(list all)*: ____________

Person in your home country whom we may contact in event of an emergency *(optional)*. Name: ____________

Relationship: ____________

Mailing address: ____________

Email address: ____________

Phone: ____________

Please check the U.S. Immigration and Naturalization Service (INS) document that entitles you to be in the United States:

☐ Form I-551 Permanent Resident Card [Alien Registration Receipt Card] (form includes photo and fingerprint).
Card number: ____________

☐ Form I-766 Temporary Resident Card (form includes photo and fingerprint).
Expiration date: ____________
Card number: ____________

☐ Form I-766A Employment Authorization Card (form includes photo and fingerprint). Expiration date: ____________
Card number: ____________

☐ Form I-94 Arrival-Departure Record (form does not include photo or fingerprint). Expiration date: ____________
Form number: ____________

☐ INS receipt for replacement of one of the above documents, with verification by INS of your entitlement to the above.

If you are relying on Form I-94, we will ask to see your passport and visa, and you will need to answer the questions below.

Country issuing your passport: ____________

Your passport number: ____________

Expiration date: ____________

Do you have a visa? ☐ Yes ☐ No

If yes, what type? ☐ student ☐ work ☐ visitor ☐ other *(specify)*: ____________

Visa expiration date: ____________

YOUR SPOUSE Your full name *(exactly as on any card or document issued by U.S. Immigration and Naturalization Service)*: ____________

Your place of birth. *Please indicate the city, state (region, province, etc.) and country*: ____________

Country or countries of which you are a citizen *(list all)*: ____________

Approximately how long have you been in the United States?

Years: ________ Months: ________

Have you ever been asked or ordered by a representative of any government to leave the U.S. or any other country? ☐ Yes ☐ No If yes, please state when and what country or countries *(list all)*: ____________

Person in your home country whom we may contact in event of an emergency *(optional)*. Name: ____________

Relationship: ____________

Mailing address: ____________

Email address: ____________

Phone: ____________

Please check the U.S. Immigration and Naturalization Service (INS) document that entitles you to be in the United States:

☐ Form I-551 Permanent Resident Card [Alien Registration Receipt Card] (form includes photo and fingerprint).
Card number: ____________

☐ Form I-766 Temporary Resident Card (form includes photo and fingerprint).
Expiration date: ____________
Card number: ____________

☐ Form I-766A Employment Authorization Card (form includes photo and fingerprint). Expiration date: ____________
Card number: ____________

☐ Form I-94 Arrival-Departure Record (form does not include photo or fingerprint). Expiration date: ____________
Form number: ____________

☐ INS receipt for replacement of one of the above documents, with verification by INS of your entitlement to the above.

If you are relying on Form I-94, we will ask to see your passport and visa, and you will need to answer the questions below.

Country issuing your passport: ____________

Your passport number: ____________

Expiration date: ____________

Do you have a visa? ☐ Yes ☐ No

If yes, what type? ☐ student ☐ work ☐ visitor ☐ other *(specify)*: ____________

Visa expiration date: ____________

We may ask to make a photocopy of any of the INS documents checked above and, if needed, your passport and visa.

Applicant's signature ____________

Spouse's signature ____________

Date ____________

Copyright 2009, National Apartment Association, Inc. - 5/2009

Page 1 of 2

05062013SAMPLE43

OTHER OCCUPANTS AND RESIDENTS

Names of all persons under 18 and other adults who will occupy the unit.

OTHER OCCUPANT/RESIDENT Your full name *(exactly as on any card or document issued by U.S. Immigration and Naturalization Service)*: ______

Your place of birth. *Please indicate the city, state (region, province, etc.) and country*: ______

Country or countries of which you are a citizen *(list all)*: ______

Approximately how long have you been in the United States?
Years: ______ Months: ______

Have you ever been asked or ordered by a representative of any government to leave the U.S. or any other country? ☐ Yes ☐ No If yes, please state when and what country or countries *(list all)*: ______

Person in your home country whom we may contact in event of an emergency *(optional)*. Name: ______
Relationship: ______
Mailing address: ______
Email address: ______
Phone: ______

Please check the U.S. Immigration and Naturalization Service (INS) document that entitles you to be in the United States:

- ☐ Form I-551 Permanent Resident Card (Alien Registration Receipt Card) (form includes photo and fingerprint).
  Card number: ______
- ☐ Form I-766 Temporary Resident Card (form includes photo and fingerprint).
  Expiration date: ______
  Card number: ______
- ☐ Form I-766A Employment Authorization Card (form includes photo and fingerprint). Expiration date: ______
  Card number: ______
- ☐ Form I-94 Arrival-Departure Record (form does not include photo or fingerprint). Expiration date: ______
  Form number: ______
- ☐ INS receipt for replacement of one of the above documents, with verification by INS of your entitlement to the above.

If you are relying on Form I-94, we will ask to see your passport and visa, and you will need to answer the questions below.

Country issuing your passport: ______
Your passport number: ______
Expiration date: ______

Do you have a visa? ☐ Yes ☐ No
If yes, what type? ☐ student ☐ work ☐ visitor ☐ other *(specify)*: ______

Visa expiration date: ______

OTHER OCCUPANT/RESIDENT Your full name *(exactly as on any card or document issued by U.S. Immigration and Naturalization Service)*: ______

Your place of birth. *Please indicate the city, state (region, province, etc.) and country*: ______

Country or countries of which you are a citizen *(list all)*: ______

Approximately how long have you been in the United States?
Years: ______ Months: ______

Have you ever been asked or ordered by a representative of any government to leave the U.S. or any other country? ☐ Yes ☐ No If yes, please state when and what country or countries *(list all)*: ______

Person in your home country whom we may contact in event of an emergency *(optional)*. Name: ______
Relationship: ______
Mailing address: ______
Email address: ______
Phone: ______

Please check the U.S. Immigration and Naturalization Service (INS) document that entitles you to be in the United States:

- ☐ Form I-551 Permanent Resident Card (Alien Registration Receipt Card) (form includes photo and fingerprint).
  Card number: ______
- ☐ Form I-766 Temporary Resident Card (form includes photo and fingerprint).
  Expiration date: ______
  Card number: ______
- ☐ Form I-766A Employment Authorization Card (form includes photo and fingerprint). Expiration date: ______
  Card number: ______
- ☐ Form I-94 Arrival-Departure Record (form does not include photo or fingerprint). Expiration date: ______
  Form number: ______
- ☐ INS receipt for replacement of one of the above documents, with verification by INS of your entitlement to the above.

If you are relying on Form I-94, we will ask to see your passport and visa, and you will need to answer the questions below.

Country issuing your passport: ______
Your passport number: ______
Expiration date: ______

Do you have a visa? ☐ Yes ☐ No
If yes, what type? ☐ student ☐ work ☐ visitor ☐ other *(specify)*: ______

Visa expiration date: ______

We may ask to make a photocopy of any of the INS documents checked above and, if needed, your passport and visa.

NOT A VALID FORM
SAMPLE

05062013SAMPLE44

Maryland/National Apartment Association Official Form 09-CC, May 2009
Page 2 of 2
Copyright 2009, National Apartment Association, Inc.

Supplemental Rental Application for Units Under Government Regulated Affordable Housing Programs

NATIONAL APARTMENT ASSOCIATION

Date: ____________________
(when this Application is filled out)

1. **SUPPLEMENTAL INFORMATION.** The purpose of this Supplemental Rental Application is to determine whether you qualify for affordable rental housing under a government regulated affordable housing program. It is very important that you answer all questions fully and accurately.

2. **EMPLOYMENT UPDATE.** Present employer: ____________________
Address: ____________________ City, State, Zip: ____________________
Work Phone: ____________________ Position: ____________________

3. **HOUSEHOLD COMPOSITION.** List all persons, including yourself, who will be living in your household.

Number of Persons	Full Name	Relationship	Age	Student Status
1 (Head of Household)				☐ Full-time ☐ Part-time ☐ N/A
2				☐ Full-time ☐ Part-time ☐ N/A
3				☐ Full-time ☐ Part-time ☐ N/A
4				☐ Full-time ☐ Part-time ☐ N/A
5				☐ Full-time ☐ Part-time ☐ N/A
6				☐ Full-time ☐ Part-time ☐ N/A

Does anyone live with you now who is not listed above? ☐ Yes ☐ No. Does anyone plan to live with you in the future who is not listed above? ☐ Yes ☐ No. If you answered "Yes" to any question, please explain: ____________________

Are any of the household members listed above: Foster children? ☐ Yes ☐ No Live-in attendants? ☐ Yes ☐ No

4. **ANNUAL INCOME.** List all income of all adults and persons in your household, including those under 18 (except for income earned from employment by persons under the age of 18).

Gross Monthly Income Source: Indicate whether anyone in your household receives income from the following	Applicant	Co-Applicant	Other Household Members	Total
Salary ☐ Yes ☐ No	$	$	$	$
Overtime Pay ☐ Yes ☐ No	$	$	$	$
Commissions and Fees ☐ Yes ☐ No	$	$	$	$
Tips and Bonuses ☐ Yes ☐ No	$	$	$	$
Interest and/or Dividends ☐ Yes ☐ No	$	$	$	$
Net Income from Business ☐ Yes ☐ No	$	$	$	$
Net Rental Income ☐ Yes ☐ No	$	$	$	$
Social Security, Pension, Retirement Funds, etc. ☐ Yes ☐ No	$	$	$	$
Support from Parents or Relatives ☐ Yes ☐ No	$	$	$	$
Unemployment Benefits ☐ Yes ☐ No	$	$	$	$
Workers' Compensation, etc. ☐ Yes ☐ No	$	$	$	$
Court Ordered Child Support or Alimony (regardless whether paid) ☐ Yes ☐ No	$	$	$	$
AFDC/TANF ☐ Yes ☐ No	$	$	$	$
Other: ☐ Yes ☐ No *(explain)*	$	$	$	$
				TOTAL $

5. **ASSETS.** List all assets of all adults and persons in your household, including those under the age of 18.

Listing of All Assets	Cash Value	Annual Interest, Dividends or Rent from Assets	Name of Financial Institution or Description of Asset	Account Number
Checking Account(s) ☐ Yes ☐ No	$ $	$ $		
Savings Account(s) ☐ Yes ☐ No	$ $	$ $		
Credit Union Account(s) ☐ Yes ☐ No	$	$		
Stocks, Bonds or Mutual Funds ☐ Yes ☐ No	$	$		
Real Estate or Home ☐ Yes ☐ No	$	$		
IRA/Keogh Account ☐ Yes ☐ No	$	$		
Retirement/Pension Fund ☐ Yes ☐ No	$	$		
Trust Fund ☐ Yes ☐ No	$	$		
Mortgage Note Held ☐ Yes ☐ No	$	$		
Whole Life Insurance Cash Value ☐ Yes ☐ No	$	$		
Other: ☐ Yes ☐ No *(explain)*	$	$		

6. **CERTIFICATION.** By signing this Supplemental Rental Application, you as the applicant are certifying that all the above information is true and correct. You are consenting to disclosure of income and financial information from your employer(s) and any financial institutions where your assets are kept. You certify that you have not disposed of any assets for less than fair market value in the last two years preceding the date of this application.

7. **RECERTIFICATION.** If this form is being used for recertification and you have changed employment during the past year, you must complete the "Your Work" section of the NAA Rental Application.

Applicant ____________________ Date of Signing Application ____________________

Co-Applicant ____________________ Date of Signing Application ____________________

NOT A SAMPLE
NOT A VALID FORM

05062013SAMPLE45

Maryland/National Apartment Association Official Form 09-W, December 2009
Copyright 2009, National Apartment Association, Inc.